UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




      Date of report (Date of earliest event reported):  March 11, 1999




                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




      Maryland                      1-13145                  36-4150422
------------------------      ------------------------      ---------------
(State or other juris-        (Commission File Number)      (IRS Employer
diction of incorporation                                    Identification
or organization)                                            No.)




     200 East Randolph Drive, Chicago, IL                     60601
     ------------------------------------                   ----------
    (Address of principal executive office)                 (Zip Code)




      Registrant's telephone number, including area code (312) 782-5800

                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On March 11, 1999, LaSalle Partners Incorporated ("LaSalle") and Jones Lang Wootton ("JLW") completed the merger of their operations following the approval of the transaction by LaSalle's shareholders. JLW, which was headquartered in London, was an employee owned company with more than 4,000 employees located in 32 countries throughout Europe, Asia, North America and Australia, and provided a wide range of real estate advisory, transactional and asset management services to local, national and international clients in both the private and public sectors. In connection with the merger, LaSalle changed its name to Jones Lang LaSalle Incorporated ("Jones Lang LaSalle") and changed its New York Stock Exchange ticker symbol to "JLL". Jones Lang LaSalle provides a wide range of comprehensive, integrated services on a local, regional or international level to owners, occupiers and investors through three core business segments: Financial and Corporate Services, Investment Management, and Leasing and Management Services. These services will be provided by more than 6,000 employees in 34 countries throughout North and South America, Europe, Asia and Australasia. Jones Lang LaSalle is one of the world's leading fully integrated real estate services and investment management firms with more than 680 million square feet of office, retail, and industrial space under management and approximately $20.5 billion in assets under management.

     In accordance with the purchase and sale agreements, Jones Lang LaSalle issued 14.3 million shares of its common stock, which is subject to a post-closing net worth adjustment, plus $6.2 million in cash (collectively, the "Consideration") in connection with the acquisition of the property and asset management, advisory and other real estate businesses operated by a series of JLW partnerships and corporations in Europe, Asia, Australia, North America and New Zealand. Approximately 12.5 million of the shares were issued to former JLW equity owners (having both direct and indirect ownership) and 1.8 million of the shares were placed in an employee ownership trust ("ESOT") to be distributed through December 31, 2000 to selected employees of the former JLW entities. Issuance of the shares was not registered under the U.S. securities laws, and the shares are generally subject to a contractual one-year restriction on sale.

     The transaction, which was principally structured as a share exchange, has been treated as an acquisition and is being accounted for using both APB Opinion No. 16, "Business Combinations" and APB Opinion No. 25, "Accounting for Stock Issued to Employees". Accordingly, JLW's operating results will be included in Jones Lang LaSalle's results effective the date of the closing.

     As a general matter, the accounting treatment for the Consideration is dependent on whether the recipient (i) had a legal ownership interest in the JLW entities prior to the integration of those entities ("Current JLW Owners"); (ii) obtained their legal ownership interest in the JLW entities as a part of the JLW integration ("New JLW Owners"); or, (iii) will receive their shares from the ESOT. The accounting treatment is further dependent on whether the shares issued are non-restricted ("Non-restricted Shares"), issued from the ESOT ("ESOT Shares), or are subject to (i) forfeiture provisions ("Forfeiture Shares"); (ii) indemnification provisions ("Indemnification Shares"); or, (iii) closing net worth requirements ("Adjustment Shares").

     All Consideration paid to Current JLW Owners, excluding Forfeiture Shares, will be accounted for using the purchase method of accounting under APB Opinion No. 16. Accordingly, the value of the aggregate consideration and any capitalizable transaction costs will be allocated to identifiable assets and liabilities being acquired and the excess allocated to goodwill which will be amortized over its estimated useful life of 40 years.

     The Non-restricted Shares issued and cash paid to New JLW Owners and/or allocated from the ESOT; Forfeiture Shares issued to Current JLW Owners and New JLW Owners (with the exception of Forfeiture Shares issued to JLW Asia Shareholders which will also be subject to indemnification provisions), and Forfeiture Shares allocated from the ESOT, will be accounted for as a fixed stock award plan under APB Opinion No. 25. Accordingly, compensation expense will be incurred and valued at Closing, or with respect to the ESOT Shares, when they are allocated to employees. The amount of the compensation expense will be based on the market price of the common stock on the measurement dates. To the extent the shares are subject to forfeiture or vesting, the related compensation expense will be recognized over the forfeiture or vesting period. The compensation costs related to these shares, as well as the cash paid, will be charged to expense immediately at the measurement dates. Compensation costs related to shares that are forfeited will be adjusted upon reallocation of such shares at December 31, 2000, based on the change in stock price on such date and the date compensation expense was initially recorded.

     The Forfeiture Shares issued to JLW Asia Shareholders (which are subject to indemnification provisions), and Adjustment and Indemnification Shares issued to New JLW Owners and allocated from the ESOT will be accounted for as a variable stock award plan under APB Opinion No. 25. Accordingly, compensation expense will be recognized at Closing or, with respect to ESOT Shares, when the shares are allocated to employees. The amount of compensation expense will be based on the market price of the Jones Lang LaSalle common stock on the measurement dates. To the extent any of these shares are subject to forfeiture or vesting, the compensation costs will be recognized as expense over the forfeiture or vesting period. The compensation cost related to all other of these shares will be charged to expense immediately at their initial measurement dates. The amount of compensation cost will be adjusted at the end of each quarter until the final number of shares to be issued is known. The amount of the quarterly adjustment will be based on the change in the stock price from the preceding quarter. As a result of this treatment, Jones Lang LaSalle's reported results of operations will be subject to quarterly fluctuations based on its stock price.

     Shares subject to forfeiture are amortized into compensation expense from the date of issuance (i.e. Closing or December 31, 1999) through December 31, 2000. Total ESOT Shares of 1,772,324 include 525,332 shares, assuming the net worth requirements are met, to be allocated from the ESOT at Closing or on December 31, 1999 which are subject to vesting through December 31, 2000. Accordingly, the value of those shares is amortized into compensation expense over the vesting period.

     Assuming that the closing net worth requirements are met and using the closing price of Jones Lang LaSalle's common stock on March 10, 1999 of $35.375, the value of the 14.3 million shares was approximately $504.2 million and the cash paid was $6.2 million for a total Consideration of approximately $510.4 million. Of such shares issued, approximately 7.6 million shares, or 53%, and $5.7 million in cash are subject to accounting under APB Opinion No. 16. The remaining 6.7 million shares, or 47%, and $.4 million in cash are subject to accounting under APB Opinion No. 25 and will be treated as compensation expense.

     As a result, Jones Lang LaSalle expects to incur compensation expense associated with the issuance of shares totaling approximately $131.8 million and $104.8 million in the years ended December 31, 1999 and 2000, respectively, assuming that the closing net worth requirements are met. Included in the total compensation expense of $236.6 million is expense of $55.3 million which will be subject to fluctuation based on quarterly changes in the price of Jones Lang LaSalle common stock. Management anticipates that this compensation expense, $236.2 million of which represents a non-cash charge, will cause Jones Lang LaSalle to report operating losses for these periods.

      Included in Item 7 (b), found elsewhere in this document, are pro forma statements of earnings for the JLW entities and for Jones Lang
LaSalle for the year ended December 31, 1998. Also included are pro forma consolidated balance sheets for the JLW entities and Jones Lang LaSalle at December 31, 1998. The pro forma statements for the JLW entities give effect to the integration (the "Integration") of those entities which had previously operated under substantially separate ownership structures, as if the Integration occurred on January 1, 1998 with regard to the statement of earnings and on December 31, 1998 with regard to the consolidated balance sheet. The pro forma statements for Jones Lang LaSalle give effect to the acquisition of Compass and the merger with JLW as if the transactions occurred on January 1, 1998 with regard to the statement of earnings and as of December 31, 1998 for the consolidated balance sheet.
As reflected in the summary share table located in Item 7(b), approximately
 .1 million Adjustment Shares would have been returned to Jones Lang LaSalle as a result of closing net worth as of December 31, 1998.

     For a more complete discussion of the merger and more detailed information regarding JLW, please see the LaSalle Partners Proxy Statement on Schedule 14A, which was filed on February 8, 1999 with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired:

           The various JLW companies operated their business in four geographic regions, Europe, Asia, Australasia and North America. As a result of substantially independent ownership structures among and within these regions, historical financial reporting has been presented for the following five separate groups: Jones Lang Wootton (the English Partnership and subsidiaries) which excludes Scotland and Ireland and includes North America ("JLW Europe"), Jones Lang Wootton Scotland ("JLW Scotland"), Jones Lang Wootton - Irish Practice ("JLW Ireland"), JLW Asia Holdings Limited and subsidiaries ("JLW Asia"), and JLW Australia Group ("JLW Australasia"). The following financial statements presented herein represent the JLW businesses acquired:

JLW EUROPE
----------

Independent Auditors' Report
Consolidated Profit and Loss Accounts for the Years Ended 31 December 1998,
  1997 and 1996
Consolidated Statements of Movements on Partners' Funds for the Years
  Ended 31 December 1998, 1997 and 1996
Consolidated Balance Sheets as of 31 December 1998 and 1997
Consolidated Statements of Cash Flows for the Years Ended 31 December 1998,
  1997 and 1996
Consolidated Statements of Total Recognised Gains and Losses for the
  Years Ended 31 December 1998, 1997 and 1996
Reconciliations of Movements in Partners' Funds for the Years Ended
  31 December 1998, 1997 and 1996
Notes to the Accounts


JLW SCOTLAND
------------

Independent Auditors' Report
Consolidated Profit and Loss Accounts for the Years Ended 31 December 1998,
  1997 and 1996
Statement of Total Recognized Gains and Losses for the Years Ended 31
  December 1998, 1997 and 1996
Consolidated Balance Sheets as of 31 December 1998 and 1997
Consolidated Statements of Cash Flows for the Years Ended 31 December 1998,
  1997 and 1996
Statements of Movements on Funds for the Years Ended 31 December 1998, 1997 and 1996
Notes to the Accounts

JLW IRELAND
-----------

Independent Auditors' Report
Combined Profit and Loss Accounts for the Years Ended 31 December 1998,
  1997, 1996 and 1995
Combined Balance Sheets as at 31 December 1998, 1997 and 1996
Combined Statements of Total Recognised Gains and Losses for the
  Years Ended 31 December 1998, 1997, 1996 and 1995
Combined Statements of Movements in Partners' Funds for the Years Ended 31
  December 1998, 1997, 1996 and 1995
Combined Statements of Cash Flows for the Years Ended 31 December 1998,
  1997, 1996 and 1995
Notes to the Combined Financial Statements

JLW ASIA
--------

Independent Auditors' Report
Group Profit and Loss Accounts for the Years Ended 31 December 1998,
  1997 and 1996
Group Balance Sheets as at 31 December 1998 and 1997
Group Cash Flow Statements for the Years Ended 31 December 1998,
  1997 and 1996
Group Statements of Total Recognised Gains and Loss for the Years
  Ended 31 December 1998, 1997 and 1996
Reconciliation of Shareholders' Funds for the Years Ended 31 December 1998,
  1997 and 1996
Notes to the Group Financial Statements


JLW PROPERTY CONSULTANTS PTE LTD:
--------------------------------

Independent Auditors' Report


JLW AUSTRALASIA:
---------------

Independent Auditors' Report
Combined Profit and Loss Accounts for the Years Ended 31 December 1998,
  1997 and 1996
Statement of Movements on Reserves for the Years Ended 31 December 1998,
  1997 and 1996
Combined Balance Sheets as at 31 December 1998 and 1997
Combined Statements of Cash Flows for the Years Ended 31 December 1998,
  1997 and 1996
Combined Statements of Total Recognised Gains and Losses for the
  Years Ended 31 December 1998, 1997 and 1996
Reconciliation of Movements in Combined Shareholders' Funds for the
  Years Ended 31 December 1998 and 1997
Notes to the Accounts

JONES LANG WOOTTON
(The English Partnership and subsidiaries)



INDEPENDENT AUDITORS' REPORT TO THE PARTNERS OF

JONES LANG WOOTTON

We have audited the accompanying consolidated balance sheets of Jones Lang Wootton (the English partnership, hereafter "the Firm") and its subsidiaries as of 31 December 1998 and 1997, and the related consolidated profit and loss accounts, consolidated statements of cash flows and consolidated statements of movements on partners' funds for each of the three years ended 31 December 1998. These consolidated financial statements are the responsibility of the Partners. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom and the United States of America. Those standards require that we plan and perform audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jones Lang Wootton and its subsidiaries as of 31 December 1998 and 1997, and the results of their operations and their cash flows for each of the three years ended 31 December 1998 in conformity with accounting principles generally accepted in the United kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States of America would have affected the results of operations for each of the three years ended 31 December 1998 and the determination of Partners' funds as of 31 December 1998 and 1997, to the extent summarised in Note 28 to the accounts.







Deloitte & Touche
Chartered Accountants
London, United Kingdom
23 March 1999

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

CONSOLIDATED PROFIT AND LOSS ACCOUNTS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)



                               Note       1998        1997        1996
                               ----     -------     -------     -------
Fee income: group and
  share of joint ventures. .            320,620     254,033     215,164
Less: share of joint
  ventures . . . . . . . . .               (308)     (1,138)       (901)
                                       --------    --------    --------

FEE INCOME . . . . . . . . .      2     320,312     252,895     214,263

Administrative expenses. . .           (268,105)   (217,501)   (185,321)
Merger-related non-recurring
  charges. . . . . . . . . .      3     (12,345)      --          --
                                       --------    --------    --------

OPERATING PROFIT . . . . . .      3      39,862      35,394      28,942

Share of operating profit
  in joint ventures and
  associated undertaking . .      4         162         600         821

Gain on sale of investment
  in associated company. . .              3,825       2,348       --
                                       --------    --------    --------

PROFIT ON ORDINARY ACTIVITIES
  BEFORE INTEREST. . . . . .             43,849      38,342      29,763

Investment income. . . . . .      5       3,817       2,795       2,023

Interest payable and
  similar charges. . . . . .      6        (946)       (649)       (804)
                                       --------    --------    --------

PROFIT ON ORDINARY
  ACTIVITIES BEFORE TAXATION      2      46,720      40,488      30,982

Tax on profit on ordinary
  activities . . . . . . . .      7      (7,188)     (3,300)     (3,478)
                                       --------    --------    --------

PROFIT ON ORDINARY
  ACTIVITIES AFTER TAXATION.             39,532      37,188      27,504

Minority interests . . . . .             (1,090)     (1,450)        (59)
                                       --------    --------    --------

PROFIT FOR THE YEAR. . . . .             38,442      35,738      27,445
                                       ========    ========    ========



All activities derive from continuing operations.

Included in fee income and operating profit for 1998 is $5,833 and $32 respectively derived from acquisitions of subsidiary undertakings.


JONES LANG WOOTTON
(The English Partnership and subsidiaries)

CONSOLIDATED STATEMENTS OF MOVEMENTS ON PARTNERS' FUNDS
Years ended 31 December 1998, 1997 and 1996
(US$ in thousands, except where stated otherwise)

                                                                                         Corporate
                                           Foreign                                       Profit
                                           Exchange                                      and Loss
                               Other      Translation    Annuitants'      Partners'      Account
                              Reserves     Reserves       Balances        Balances       Reserves         Total
                              --------    -----------    -----------     ----------      ---------      ---------
Balance at 1
  January 1996 . . . . .        1,322          1,282             95         11,603         14,084         28,386

Profit for the year. . .        --             --               887         23,333          3,225         27,445

Goodwill on disposal
  of a business. . . . .           56          --             --             --             --                56

Partner drawings . . . .        --             --              (462)       (18,042)         --           (18,504)

Foreign exchange
  translation
  differences. . . . . .          142         (1,741)            50          1,692          1,748          1,891
                              -------        -------        -------        -------        -------        -------

Balance at 31 December
  1996 . . . . . . . . .        1,520           (459)           570         18,586         19,057         39,274

Profit for the year. . .        --             --             1,242         29,318          5,178         35,738

Annuitants buyout,
  transferred from
  partners' balances . .        --             --             8,685         (8,685)         --             --

Goodwill written off
  to reserves. . . . . .         (401)         --             --             --             --              (401)

Partner drawings . . . .        --             --            (1,298)       (22,678)         --           (23,976)

Foreign exchange
  translation
  differences. . . . . .          (61)          (519)            14           (724)          (712)        (2,002)
                              -------        -------        -------        -------        -------        -------





CONSOLIDATED STATEMENTS OF MOVEMENTS ON PARTNERS' FUNDS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                                                                                         Corporate
                                           Foreign                                       Profit
                                           Exchange                                      and Loss
                               Other      Translation    Annuitants'      Partners'      Account
                              Reserves     Reserves       Balances        Balances       Reserves         Total
                              --------    -----------    -----------     ----------      ---------      ---------
Balance at 31 December
  1997 . . . . . . . . .        1,058           (978)         9,213         15,817         23,523         48,633

Profit for the year. . .        --             --             1,522         33,665          3,255         38,442

Annuitants buyout,
  transferred from
  partners' balances . .        --             --               837           (837)         --             --

Partner drawings . . . .        --             --            (1,228)       (35,574)         --           (36,802)

Foreign exchange
  translation
  differences. . . . . .           (4)           584             72            164            180            996
                              -------        -------        -------        -------        -------        -------

Balance at 31 December
  1998 . . . . . . . . .        1,054           (394)        10,416         13,235         26,958         51,269
                              =======        =======        =======        =======        =======        =======




Other reserves are not distributable and represent the net amount of capital reserves and goodwill arising on consolidation to date together with legal reserves in certain subsidiaries.

Corporate profit and loss account reserves represent the amounts retained, within the corporate entities consolidated in these accounts.


JONES LANG WOOTTON
(The English Partnership and subsidiaries)

CONSOLIDATED BALANCE SHEETS
31 DECEMBER 1998 AND 1997
(US$ in thousands, except where stated otherwise)

                                                   Note          1998          1998          1997         1997
                                                  ------        ------        ------        ------       ------
FIXED ASSETS
Intangible assets. . . . . . . . . . . . .              8                      3,403                        439
Tangible assets. . . . . . . . . . . . . .              9                     23,695                     19,301
Investments in joint ventures:
  Share of gross assets. . . . . . . . . .                         408                         649
  Share of gross liabilities . . . . . . .                         (41)                       (208)
                                                               -------                     -------
                                                       10                        367                        441
Other investments other than loans . . . .             11                         93                         87
                                                                             -------                    -------
                                                                              27,558                     20,268
                                                                             -------                    -------
CURRENT ASSETS
Work in progress . . . . . . . . . . . . .                                     2,138                      2,468
Trade debtors due beyond one year. . . . .                                     6,104                        282
Debtors. . . . . . . . . . . . . . . . . .             12                    106,887                     77,073
Cash at bank and in hand . . . . . . . . .                                    24,097                     21,242
                                                                             -------                    -------
                                                                             139,226                    101,065
CREDITORS: amounts falling due
  within one year. . . . . . . . . . . . .             13                   (107,348)                   (68,750)
                                                                             -------                    -------
NET CURRENT ASSETS . . . . . . . . . . . .                                    31,878                     32,315
                                                                             -------                    -------
TOTAL ASSETS LESS CURRENT
  LIABILITIES. . . . . . . . . . . . . . .                                    59,436                     52,583

CREDITORS:  amounts falling due after
  more than one year . . . . . . . . . . .             14                     (4,505)                      (240)

PROVISIONS FOR LIABILITIES AND CHARGES . .             16                     (1,672)                    (2,335)

MINORITY INTERESTS
Minority interests . . . . . . . . . . . .                                    (1,990)                    (1,375)
                                                                             -------                    -------
                                                                              51,269                     48,633
                                                                             =======                    =======


JONES LANG WOOTTON
(The English Partnership and subsidiaries)

CONSOLIDATED BALANCE SHEETS - CONTINUED
31 DECEMBER 1998 AND 1997
(US$ in thousands, except where stated otherwise)


                                                   1998          1997
                                                  ------        ------

PARTNERS' FUNDS
Other reserves . . . . . . . . . . . . . .         1,054         1,058
Foreign exchange translation reserve . . .          (394)         (978)
Annuitant balances . . . . . . . . . . . .        10,416         9,213
Partner balances . . . . . . . . . . . . .        13,235        15,817
Corporate reserves . . . . . . . . . . . .        26,958        23,523
                                                 -------       -------
                                                  51,269        48,633
                                                 =======       =======



These financial statements were approved by the Partners on 18 March 1999.

Signed on behalf of the Partners.



Partner

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)



                               Note       1998        1997        1996
                               ----     -------     -------     -------
Net cash inflow from
 operating activities. . . .     17      43,008      48,948      31,328
                                        -------     -------     -------

Amounts distributed from
  joint ventures . . . . . .                287         680         664

Returns on investments and
  servicing of finance
Interest received. . . . . .              2,619       1,532       1,290
Interest paid. . . . . . . .               (946)       (647)       (704)
Interest element of finance
  lease rental payments. . .              --             (2)       (100)
Amounts distributed from
  investments. . . . . . . .              1,291         733         462
Dividends paid to minority
  interests. . . . . . . . .              --          --           (215)
                                        -------     -------     -------

Net cash inflow from
  returns on investments
  and servicing of finance .              2,964       1,616         733
                                        -------     -------     -------

Taxation
UK corporation tax paid. . .             (2,206)       (193)       (206)
Overseas tax paid. . . . . .             (1,395)     (4,017)     (1,555)
                                        -------     -------     -------
Tax paid . . . . . . . . . .             (3,601)     (4,210)     (1,761)
                                        -------     -------     -------
Capital expenditure and
  financial investment
Payments to acquire
  intangible fixed assets. .              --          --           (733)
Payments to acquire tangible
  fixed assets . . . . . . .            (13,795)    (11,474)     (8,333)
Receipts from sales of
  tangible fixed assets. . .              1,316         767         790
Payments to acquire fixed
  asset investments. . . . .               (317)        (18)      --
Receipts from sales of
  fixed asset investments. .              4,079       2,492       2,154
                                        -------     -------     -------
Net cash outflow from
  capital expenditure and
  financial investment . . .             (8,717)     (8,233)     (6,122)
                                        -------     -------     -------

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                               Note       1998        1997        1996
                               ----     -------     -------     -------
Acquisitions
Payments to acquire
  investments in
  subsidiaries . . . . . . .     20      (2,325)       (401)      --
Net overdraft acquired
  with subsidiaries. . . . .               (238)      --          --
                                        -------     -------     -------
Net cash outflow from
  acquisitions . . . . . . .             (2,563)       (401)      --
                                        -------     -------     -------
Distributions to partners
Partners' drawings . . . . .            (36,802)    (23,976)    (18,504)
                                        -------     -------     -------
Net cash outflow from dis-
  tributions to partners . .            (36,802)    (23,976)    (18,504)
                                        -------     -------     -------
Net cash (outflow)/inflow
  before financing . . . . .             (5,424)     14,424       6,338
                                        -------     -------     -------
Financing
Capital element of finance
  lease rental additions/
  (payments) . . . . . . . .              --           (280)       (433)
                                        -------     -------     -------
Net cash outflow from
  financing. . . . . . . . .              --           (280)       (433)
                                        -------     -------     -------
(Decrease)/increase in cash.  18,19      (5,424)     14,144       5,905
                                        =======     =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

CONSOLIDATED STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                                          1998        1997        1996
                                        -------     -------     -------
Profit for the year. . . . . . . .       38,442      35,738      27,445
Currency translation differences
  on foreign currency net
  investments. . . . . . . . . . .          996      (2,002)      1,891
                                        -------     -------     -------
Total recognised gains and
  losses relating to the year. . .       39,438      33,736      29,336
                                        =======     =======     =======




RECONCILIATIONS OF MOVEMENTS IN PARTNERS' FUNDS
Years ended 31 December 1998, 1997 and 1996
(US$ in thousands, except where stated otherwise)


                                          1998        1997        1996
                                        -------     -------     -------
Profit for the year. . . . . . . .       38,442      35,738      27,445
Distributions to Partners. . . . .      (36,802)    (23,976)    (18,504)
                                        -------     -------     -------
                                          1,640      11,762       8,941
Other recognised gains and
  losses relating to the period. .          996      (2,002)      1,891
Goodwill written back on
  disposal of a business . . . . .        --          --             56
Goodwill written off . . . . . . .        --           (401)      --
                                        -------     -------     -------
Net addition to partners' funds. .        2,636       9,359      10,888
Opening partners' funds. . . . . .       48,633      39,274      28,386
                                        -------     -------     -------
Closing partners' funds. . . . . .       51,269      48,633      39,274
                                        =======     =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

1.    ACCOUNTING POLICIES

      DESCRIPTION OF BUSINESS

      Jones Lang Wootton, through its operational subsidiaries, provides a full range of advisory, transactional and asset management services to a wide variety of local and international clients in almost every industry and service sector for all types of real estate. The main geographical markets are the UK, Europe and North America.

      ACCOUNTING CONVENTION

      The financial statements are prepared under the historical cost convention and in accordance with accounting principles generally accepted in the United kingdom.

      BASIS OF CONSOLIDATION

      The financial statements incorporate the results of the Jones Lang Wootton partnership and its subsidiary undertakings for the years ended 31 December 1998, 31 December 1997 and 31 December 1996.

      The financial statements consolidate all the interests of the Partners of the English Partnership of Jones Lang Wootton, although not all partners have an equal interest therein.

      ACQUISITIONS AND DISPOSALS

      On the acquisition of a business, including an interest in an associated undertaking, fair values are attributed to the Firm's share of net tangible assets. Where the cost of acquisition exceed the values attributable to such net assets, the difference is treated as purchased goodwill. Purchased goodwill arising on acquisitions prior to 1 January 1998 is written off directly to reserves in the year of acquisition. Amounts arising on acquisitions after that date are capitalised and amortised over a period of ten years, the expected useful life.

      The profit or loss on the disposal of a previously acquired business includes the attributable amount of any purchased goodwill relating to that business.

      FEE INCOME

      Revenue is recognised upon substantial completion of the underlying contract, excluding VAT. All trading arises from the provision by the Firm of advice on all aspects of commercial real estate and other services, including surveying, property management and related services.

      INTANGIBLE FIXED ASSET

      Intangible fixed assets are stated at cost less accumulated amortisation and are amortised over the expected useful lives of the assets held. The expected useful life of contract rights currently held is four years. Goodwill is amortised over ten years.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


1.    ACCOUNTING POLICIES (continued)

      DEPRECIATION

      Depreciation is provided annually on the various categories of fixed assets using the following expected useful lives:

      Motor vehicles          - on written down value       2-5 years
      Office machinery and
        fixtures              - on cost greater than $825   3-10 years
      Office machinery and
        fixtures              - on cost less than $825      1 year
      Computer equipment      - on cost                     3-4 years
      Short leasehold
        improvements          - on cost                     The length of
                                                            the lease

      Leasehold property is amortised equally over the length of the lease.

      No depreciation is provided on fine art, since its value is not considered to decrease.

      TAXATION

      Taxation is provided on the taxable profits of the corporate entities within the Firm. No current or deferred taxation is provided on the profits attributable to the partners as the liability for taxation falls on the individual partners.

      DEFERRED TAXATION

      Deferred taxation is provided at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future.

      INVESTMENTS

      Except as stated below, investments held as fixed assets are stated at cost less provision for any permanent diminution in value.

      In the consolidated accounts, shares in joint ventures are accounted for using the gross equity method of accounting in accordance with Financial Reporting Standard 9 ("Associates and Joint Ventures"). The consolidated profit and loss account includes the Firm's share of pre-tax profits and losses and attributable taxation of the joint ventures. In the consolidated balance sheet, the investment in joint ventures is shown as the Firm's share of the separate gross assets and liabilities of the joint ventures.

      In the consolidated accounts, shares in associated undertakings are accounted for using the net equity method of accounting in accordance with Financial Reporting Standard 9 ("Associates and Joint Ventures").

      Investment income includes the share of profits of Jones Lang Wootton Scotland and Jones Lang Wootton Ireland attributable to certain partners in Jones Lang Wootton who participate in the profit of those firms for the benefit of all partners in Jones Lang Wootton.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


1.    ACCOUNTING POLICIES (continued)

      WORK IN PROGRESS

      Work in progress represents work done by the Firm but not yet substantially complete and not yet billed. work in progress is included in the accounts at the lower of cost including attributable overheads, and net realisable value.

      LEASES

      Assets held under finance leases are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding.

      Operating lease rentals are charged to profit and loss in equal amounts over the lease term.

      PENSION COSTS

      The Firm operates a variety of schemes including defined benefit and defined contribution schemes:

      (i)   UK Schemes

            DEFINED BENEFIT SCHEME - J.L.W. SUPPLY COMPANY

            The expected cost of providing pensions, as calculated periodically by professionally qualified actuaries, is charged to the profit and loss account so as to spread the cost over the service lives of the employees in the scheme, in such a way that the pension cost is a substantially level percentage of current and expected future pensionable payroll.

            DEFINED CONTRIBUTION SCHEME - PROPERTY MANAGEMENT RESOURCES
LIMITED

            Retirement benefits to employees are provided by a defined contribution scheme. Contributions payable to the scheme in respect of each accounting period are recharged to clients of the firm.

      (ii)  OVERSEAS SCHEMES

            The pension charges relating to overseas schemes are determined in accordance with local best practice and regulations in the countries concerned.

      FOREIGN EXCHANGE

      Transactions of companies within the Firm denominated in foreign currencies are translated at the rates ruling at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date. These translation differences are dealt with in the profit and loss account.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)



1.    ACCOUNTING POLICIES (continued)

      The balance sheets of foreign subsidiaries are translated at the closing rates of exchange and the profit and loss accounts and cash flow statements at average rates. The differences arising from the translation of the opening net investment in subsidiaries at the closing rates and the profit and loss accounts at average rates are taken directly to reserves. Where foreign currency borrowings have been used to finance Firm investments, the exchange gains or losses arising on the translation of the foreign borrowings are offset as a reserve movement against the exchange differences arising on the retranslation of the net investments.

      The functional currency of Jones Lang Wootton and its subsidiaries is generally the local currency, accordingly its transactions are measured in the local currency and the results of its subsidiaries are translated upon consolidation into sterling according to the above accounting policy. The reporting currency for the purposes of these financial statements is the United States dollar and the sterling consolidated financial statements have been translated using the closing rate of exchange for the balance sheet and the weighted average rate of exchange for the profit and loss account. The opening capital and reserves at 1 January 1995 were translated using the rate at that date. All differences arising as a result of this translation have been taken directly to the foreign exchange translation reserve.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)



2.    ANALYSES OF FEE INCOME, PROFIT BEFORE TAX AND NET ASSETS

      Fee Income
                                        1998        1997        1996
                                      -------     -------     -------
      United Kingdom . . . . . . .    133,260     109,635      83,256

      Continental Europe:
      France . . . . . . . . . . .     26,750      21,769      21,475
      Germany. . . . . . . . . . .     37,675      31,888      36,097
      Holland. . . . . . . . . . .     21,385      17,349      17,135
      Belgium and Luxembourg . . .     16,184      13,805      13,393
      Other Continental
        European countries . . . .     22,658      10,708       6,861
                                      -------     -------     -------
      Total Continental Europe . .    124,652      95,519      94,961
                                      -------     -------     -------
      North America. . . . . . . .     62,400      47,741      36,046
                                      -------     -------     -------
      Total  . . . . . . . . . . .    320,312     252,895     214,263
                                      =======     =======     =======

      Turnover from joint ventures and the associated undertaking arises in North America.

      Profit on ordinary activities before tax

                                        1998        1997        1996
                                      -------     -------     -------
      United Kingdom . . . . . . .     40,397      33,331      22,576

      Continental Europe:
      France . . . . . . . . . . .        723       1,079      (1,013)
      Germany. . . . . . . . . . .       (128)         59       2,834
      Holland. . . . . . . . . . .      1,822       1,619       2,319
      Belgium and Luxembourg . . .      2,074       1,014         552
      Other Continental
        European countries . . . .      1,900       1,009         771
                                      -------     -------     -------
      Total Continental Europe . .      6,391       4,780       5,463
                                      -------     -------     -------
      North America:
        Group. . . . . . . . . . .       (230)      1,777       2,122
        Joint Ventures and
          associated undertaking .        162         600         821
                                      -------     -------     -------
      Total North America. . . . .        (68)      2,377       2,943
                                      -------     -------     -------
      Total  . . . . . . . . . . .     46,720      40,488      30,982
                                      =======     =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


2.    ANALYSES OF FEE INCOME, PROFIT BEFORE TAX AND NET ASSETS - CONTINUED

      Net assets
                                                      31 December
                                                  -------------------
                                                    1998        1997
                                                  -------     -------
      United Kingdom . . . . . . . . . . . . .     32,271      33,184

      Continental Europe:
      France . . . . . . . . . . . . . . . . .      1,420         821
      Germany. . . . . . . . . . . . . . . . .      2,595       2,984
      Holland. . . . . . . . . . . . . . . . .      4,987       3,804
      Belgium. . . . . . . . . . . . . . . . .      1,175         274
      Other Continental
        European countries . . . . . . . . . .      2,763       1,588
                                                  -------     -------
      Total Continental Europe . . . . . . . .     12,940       9,471
                                                  -------     -------
      North America:
        Group. . . . . . . . . . . . . . . . .      5,691       5,537
        Joint Ventures . . . . . . . . . . . .        367         441
                                                  -------     -------
      Total North America. . . . . . . . . . .      6,058       5,978
                                                  -------     -------
      Total  . . . . . . . . . . . . . . . . .     51,269      48,633
                                                  =======     =======

3.    OPERATING PROFIT
                                        1998        1997        1996
                                      -------     -------     -------
      Operating profit is stated
      after charging/(crediting):

      (a)   Other operating income:
            Gross rents
            receivable . . . . . .       (384)       (344)       (330)
                                      =======     =======     =======
      (b)   Staff costs:
            Wages and salaries . .    139,050     106,385      93,096
            Social security costs.     18,109      12,989      12,672
            Other pension
              costs (note 21). . .      2,342       2,733       2,261
                                      -------     -------     -------
                                      159,501     122,107     108,029
                                      =======     =======     =======

                                         No.         No.         No.
            Average number of
            persons employed:
            Technical and
              administration . . .      2,373       2,216       2,004
                                      =======     =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

3.    OPERATING PROFIT - CONTINUED
                                            1998      1997      1996
                                          -------   -------   -------
      (c)   Other operating charges:
            Rentals under operat-
             ing leases:
              Hire of plant and
                machinery. . . . . . . . .  3,178     2,226     1,885
            Other operating
              leases . . . . . . . . . . . 12,818    12,696     9,738
            Other operating
              charges. . . . . . . . . . . 83,487    73,195    59,851
                                          -------   -------   -------
                                           99,483    88,117    71,474
                                          =======   =======   =======
      (d)   Depreciation and other
            amounts written off
            fixed assets:
            Owned tangible fixed
              assets . . . . . . . . . . .  8,995     7,326     5,894
            Tangible fixed assets
              held under finance
              leases . . . . . . . . . . .     42        80       152
            Intangible fixed assets. . . .    468       215       102
                                          =======   =======   =======

      As at 31 December 1998, the firm was in merger talks with LaSalle Partners Incorporated. External costs incurred during the year of $12,345 in connection with the proposed merger have been expensed in the profit and loss account and have been shown separately. As noted in Note 27, the merger occurred on 11 March 1999.

4.    SHARE OF OPERATING PROFIT IN JOINT VENTURES AND ASSOCIATED
UNDERTAKINGS
                                        1998        1997        1996
                                      -------     -------     -------
      Turnover . . . . . . . . . .        308       1,138         901
      Administration expenses. . .       (146)       (538)       (294)
                                      -------     -------     -------
      Share of operating profit. .        162         600         607
                                      =======     =======     =======
      No tax charge arises on the
        profits in joint ventures
      Share of operating profit
        of associated undertaking.      --          --            214
                                      =======     =======     =======

      The share of turnover and administrative expenses in the associated undertaking in 1996 are not disclosed on grounds of immateriality.

5.    INVESTMENT INCOME
                                        1998        1997        1996
                                      -------     -------     -------
      Income from Jones Lang
        Wootton Scotland . . . . .        620         934         375
      Income from Jones Lang
        Wootton Ireland. . . . . .        578         329         358
      Other interest receivable
        and similar income . . . .      2,619       1,532       1,290
                                      -------     -------     -------
                                        3,817       2,795       2,023
                                      =======     =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


6.    INTEREST PAYABLE AND SIMILAR CHARGES

                                        1998        1997        1996
                                      -------     -------     -------
      Bank loans and overdrafts. .        943         647         704
      Finance charges -
        finance leases . . . . . .          3           2         100
                                      -------     -------     -------
                                          946         649         804
                                      =======     =======     =======

7.    TAX ON PROFIT ON ORDINARY ACTIVITIES

                                        1998        1997        1996
                                      -------     -------     -------
      United Kingdom corporation
        tax at 31% (1997 - 31%;
        1996 - 33%) based on the
        profit for the year. . . .      3,395       1,817         309
      Overseas taxation. . . . . .      3,793       1,483       3,169
                                      -------     -------     -------
                                        7,188       3,300       3,478
                                      =======     =======     =======

      The tax charge is disproportionately low as no taxation is provided on the profits attributable to the partners in accordance with the Firm's accounting policies.

8.    INTANGIBLE FIXED ASSETS

                                                  Contract
                                     Goodwill      Rights      Total
                                     --------     -------     -------
            Cost
            At 1 January 1998. . .      --            763         763
            Additions. . . . . . .      3,398       --          3,398
            Foreign exchange
              movements. . . . . .         34       --             34
                                      -------     -------     -------
            At 31 December 1998. .      3,432         763       4,195
                                      -------     -------     -------
            Accumulated amortisation
            At 1 January 1998. . .      --            324         324
            Charge for the year. .        279         189         468
                                      -------     -------     -------
            At 31 December 1998. .        279         513         792
                                      -------     -------     -------
            Net book value
            At 31 December 1998. .      3,153         250       3,403
                                      =======     =======     =======
            At 31 December 1997. .      --            439         439
                                      =======     =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


9.    TANGIBLE FIXED ASSETS
                                                   Office
                                                  machinery,                 Improve-
                                                  computer                    ments
                                                  equipment                  to short       Short
                                        Motor       and                      leasehold    Leasehold
                                       Vehicles   fixtures       Fine Art    Premises      Property     Total
                                       --------   ----------     --------    ---------   ----------   --------
      Cost
      At 1 January 1998. . . . . .      14,560       26,660          329        3,775          522      45,846
      Foreign exchange trans-
        lation differences . . . .         322          998            3           17            4       1,344
      Subsidiaries acquired. . . .          44          224        --           --           --            268
      Additions. . . . . . . . . .       4,509        8,953        --             504        --         13,966
      Disposals. . . . . . . . . .      (3,524)      (2,099)       --           --           --         (5,623)
                                      --------     --------     --------     --------     --------    --------
      At 31 December 1998. . . . .      15,911       34,736          332        4,296          526      55,801
                                      --------     --------     --------     --------     --------    --------
      Accumulated depreciation
      At 1 January 1998. . . . . .       7,952       16,278         --          1,942          373      26,545
      Foreign exchange trans-
        lation differences . . . .         216          803        --               8            3       1,030
      Subsidiaries acquired. . . .           7           84        --           --           --             91
      Charge for the year. . . . .       3,003        5,574        --             395           65       9,037
      Disposals. . . . . . . . . .      (2,785)      (1,812)       --           --           --         (4,597)
                                      --------     --------     --------     --------     --------    --------
      At 31 December 1998. . . . .       8,393       20,927        --           2,345          441      32,106
                                      --------     --------     --------     --------     --------    --------
      Net book value
      At 31 December 1998. . . . .       7,518       13,809          332        1,951           85      23,695
                                      ========     ========     ========     ========     ========    ========
      At 31 December 1997. . . . .       6,608       10,382          329        1,833          149      19,301
                                      ========     ========     ========     ========     ========    ========

      The net book value of the Firm's fixed assets at 31 December 1998 includes motor vehicles amounting to $131
(31 December 1997 - $41) and office equipment amounting to $64 (31 December 1997 - $nil) in respect of assets held under finance leases.


JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)



10.   INVESTMENTS IN JOINT VENTURES
                                                    1998       1997
                                                  -------     -------
      Sandalwood . . . . . . . . . . . . . . .        178       --
      Global Realty Advisers . . . . . . . . .        189         189
      GRA (Bermuda) Limited. . . . . . . . . .      --            252
                                                  -------     -------
                                                      367         441
                                                  =======     =======

                                                              Share of
                                                              equity
                                                              --------
      At 1 January 1998. . . . . . . . . . . .                    441
      Additions. . . . . . . . . . . . . . . .                    305
      Profit for the year. . . . . . . . . . .                    162
      Profits distributed. . . . . . . . . . .                   (287)
      Disposals. . . . . . . . . . . . . . . .                   (254)
                                                              -------
      At 31 December 1998. . . . . . . . . . .                    367
                                                              =======

      Additional information on joint ventures is given in note 26. In accordance with Financial Reporting Standard 9 ("Associates and Joint Ventures") the above investments have been accounted for as joint ventures.

In the financial statements for 1997, these investments were accounted for as associates. The 1997 comparative in these accounts reflects this reclassification.

11.   OTHER INVESTMENTS OTHER THAN LOANS
                                                                Cost
                                                              -------
      At 1 January 1998. . . . . . . . . . . .                     87
      Foreign exchange retranslation . . . . .                      6
                                                              -------
      At 31 December 1998. . . . . . . . . . .                     93
                                                              =======

12.   DEBTORS
                                                    1998       1997
                                                  -------     -------
      Trade debtors due within one year. . . .     77,215      57,372
      Other debtors:
        Due within one year. . . . . . . . . .     17,661       9,222
        Due after more than one year . . . . .        881         524
      Prepayments and accrued income . . . . .     11,130       9,955
                                                  -------     -------
                                                  106,887      77,073
                                                  =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)



13.   CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                    1998       1997
                                                  -------     -------
      Bank loans and overdrafts (note 15). . .     11,170       3,232
      Obligations under finance leases
        (note 23). . . . . . . . . . . . . . .        134           5
      Taxation and social security . . . . . .     21,161      14,582
      Other creditors. . . . . . . . . . . . .      9,471       9,325
      Accruals and deferred income . . . . . .     65,412      41,606
                                                  -------     -------
                                                  107,348      68,750
                                                  =======     =======

14.   CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                    1998       1997
                                                  -------     -------
      Obligation under finance leases
        (note 23). . . . . . . . . . . . . . .         48           7
      Other creditors. . . . . . . . . . . . .      4,457         233
                                                  -------     -------
                                                    4,505         240
                                                  =======     =======

15.   BORROWINGS

      J.L.W. Supply Company has given guarantees to the bankers of some of its subsidiary companies in order to secure otherwise unsecured loan and credit facilities. The amount of each guarantee and the subsidiary to which it relates are listed below.

                                                       Amount of loan/
                                                        overdraft at
                                                        31 December
                                                       ---------------
                                                            1998
                                                          --------
      Subsidiaries

      French Francs
      25,000,000
      Jones Lang Wootton SA France . . . . . .                826

      Sterling
      75,000
      Jones Lang Wootton Kft Hungary . . . . .               --
                                                          -------
                                                              826
                                                          =======

      At 31 December 1998 J.L.W. Supply Company had given guarantees of [sterling]901 ($1,496 at year end exchange rates) in respect of overseas related parties.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


16.   PROVISIONS FOR LIABILITIES AND CHARGES

                                                   Charged/
                                                  (credited)
                         Balance at    Exchange   to profit    Balance at
                         31 December    losses/    and loss   31 December
                            1997        (gains)     account      1998
                         -----------   --------   ----------  -----------
      Provision for
       computer software
       upgrade . . . . .        823       --           (823)       --
      Insurance fund . .      1,272         11          (15)       1,268
      Pension - back
        service provision
        re Jones Lang
        Wootton BV,
        Holland. . . . .        240          4           22          266
      Deferred taxation.       --        --             138          138
                            -------    -------      -------      -------
                              2,335         15         (678)       1,672
                            =======    =======      =======      =======

      The insurance fund relates to the underwriting of insurance and reinsurance business by Orchid Insurance Limited. Additional information on Orchid Insurance Limited is given in note 26.

      Deferred tax assets of the firm have not been recognised.

17. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                        1998        1997        1996
                                      -------     -------     -------
      Operating profit . . . . . . .   39,862      35,394      28,942
      Depreciation and amortisation
        charges. . . . . . . . . . .    9,505       7,621       6,148
      Profit on sale of tangible
        fixed assets . . . . . . . .     (290)       (119)       (173)
      Decrease/(increase) in work
        in progress. . . . . . . . .      355        (367)       (272)
      (Decrease)/increase in
        provisions for liabilities
        and charges. . . . . . . . .     (690)      1,021         176
      Increase in debtors. . . . . .  (31,092)     (7,848)    (10,854)
      Increase in creditors. . . . .   25,415      13,077       7,864
      Goodwill written back to
        reserves on disposal of
        a business . . . . . . . . .    --          --             56
      Foreign exchange trans-
        action differences . . . . .      (57)        169        (559)
                                      -------     -------     -------
      Net cash inflow from
        operating activities . . . .   43,008      48,948      31,328
                                      =======     =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


18.   ANALYSIS OF NET FUNDS

                                                                              Other
                                                                   Cash       non-cash     Exchange
                                                      1996         Flow       changes      movement      1997
                                                    -------      -------      --------     --------    -------
      Cash in hand and at bank . . . . . . . .       14,844        7,177        --            (779)     21,242
      Overdrafts . . . . . . . . . . . . . . .      (10,637)       6,967        --             438      (3,232)
                                                    -------      -------      -------      -------     -------
                                                      4,207       14,144        --            (341)     18,010
      Finance leases . . . . . . . . . . . . .         (305)         280        --              13         (12)
                                                    -------      -------      -------      -------     -------
      Total  . . . . . . . . . . . . . . . . .        3,902       14,424        --            (328)     17,998
                                                    =======      =======      =======      =======     =======

                                                                              Other
                                                                   Cash       non-cash     Exchange
                                                      1997         Flow       changes      movement      1998
                                                    -------      -------      --------     --------    -------
      Cash in hand and at bank . . . . . . . .       21,242        2,357        --             498      24,097
      Overdrafts . . . . . . . . . . . . . . .       (3,232)      (7,781)       --            (157)    (11,170)
                                                    -------      -------      -------      -------     -------
                                                     18,010       (5,424)        --            341      12,927
      Finance leases . . . . . . . . . . . . .          (12)       --            (171)           1        (182)
                                                    -------      -------      -------      -------     -------
      Total  . . . . . . . . . . . . . . . . .       17,998       (5,424)        (171)         342      12,745
                                                    =======      =======      =======      =======     =======

     Other non-cash changes represent new finance leases entered into during the year.


JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


19.   RECONCILIATIONS OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

                                        1998       1997         1996
                                      -------     -------     -------

      Increase/(decrease) in cash
        in the year. . . . . . . .     (5,424)     14,144       5,905
      Cash inflow from decrease
        in debt and lease
        financing. . . . . . . . .                    280         433
                                      -------     -------     -------
      Change in net funds
        resulting from cash
        flows. . . . . . . . . . .     (5,424)     14,424       6,338
      New finance leases . . . . .       (171)      --            (66)
      Translation difference . . .        342        (328)       (161)
                                      -------     -------     -------
      Movement in net funds
        in the year. . . . . . . .     (5,253)     14,096       6,111
      Net funds at start of year .     17,998       3,902      (2,209)
                                      -------     -------     -------
      Net funds at end of year . .     12,745      17,998       3,902
                                      =======     =======     =======


20.   ACQUISITION OF SUBSIDIARY UNDERTAKINGS

      Effective 1 January 1998, the Firm acquired Laese SA and its subsidiaries, a group of companies operating in Spain and Portugal.

      On 13 March 1998, the Firm acquired all the shares of NorthWest Asset Management Company, Inc., a California Corporation. $1,400 of the purchase price is payable in three equal installments on 13 March 1999, 2000 and 2001.

      Acquisition accounting has been used for both the above acquisitions.

Aggregated information regarding the acquisitions is presented below.
There is no significant difference between book value and fair value of the assets and liabilities acquired.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


20.   ACQUISITION OF SUBSIDIARY UNDERTAKINGS - CONTINUED

                                                                1998
                                                              -------
      Tangible fixed assets. . . . . . . . . . . . . . . .        177
      Debtors. . . . . . . . . . . . . . . . . . . . . . .      2,527
      Cash at bank and in hand . . . . . . . . . . . . . .         72
      Creditors. . . . . . . . . . . . . . . . . . . . . .     (2,139)
      Bank overdraft . . . . . . . . . . . . . . . . . . .       (310)
                                                              -------
                                                                  327
      Goodwill . . . . . . . . . . . . . . . . . . . . . .      3,398
                                                              -------
                                                                3,725
                                                              =======
      Satisfied by:
      Cash   . . . . . . . . . . . . . . . . . . . . . . .      2,325
      Deferred consideration . . . . . . . . . . . . . . .      1,400
                                                              -------
                                                                3,725
                                                              =======

      The subsidiary undertakings acquired during the year contributed $347 to the firm's net operating cash flows, paid $106 in respect of net returns on investment and servicing of finance and utilised $67 for investing activities.

21.   PENSION COSTS

      The Firm operates a number of pension schemes.

      The main UK scheme is operated by J.L.W. Supply Company ("the Company"). This scheme is a defined benefit scheme providing benefits based on final pensionable pay. The pension scheme is set up under a trust and the assets of the scheme are, therefore, held separately from those of the Company.

      The pension cost charged to the profit and loss account is calculated by the actuary so as to spread the cost of pensions over the employees' working lives with the Company. The pension costs are based on the most recent actuarial valuation which was completed with an effective date of 31 December 1997. The actuarial method used was the projected unit funding method. The most significant assumptions for their effect on the pension costs are those relating to the rate of return on the investments of the scheme and the rate of increase in salaries and pensions. The investment return used was 7.5 per cent per annum. The rate of earnings increase used was 5.5 per cent per annum and pensions were assumed to increase at the rate of 3.5 per cent per annum in payment.

      The pension cost charged to the profit and loss account for the year in respect of the Company was $Nil (1997 - $28; 1996 - $52).

      The actuarial valuation at 31 December 1997 showed that the market value of the scheme's assets was $91,369 and the actuarial value of those assets represented 139% of the liability for benefits, under the valuation method, for service to the valuation date and based on salaries projected to retirement or earlier exit.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


21.   PENSION COSTS - CONTINUED

      Other schemes operated by the Firm are as follows:

      Property Management Resources Limited ("PMR") operates a defined contribution pension scheme. The assets of the scheme are held separately from PMR in an independently administered fund. The pension cost charge represents contributions payable by PMR to the fund and amounted to $816 in 1998 (1997 - $567; 1996 - $458). Such costs are recharged to clients of the firm.

      OVERSEAS COMPANIES

      The element of total pension cost relating to foreign schemes, excluding the Jones Lang Wootton USA, Inc. ("JLW USA") scheme includes $2,000 for the year (1997 - $2,081; 1996 - $1,812) where the charge has been determined in accordance with local best practice and regulations in Holland, Belgium, France, Germany, Spain and Luxembourg. JLW USA operates a 401(k) pension and profit sharing plan which covers substantially all of JLW USA's employees. The pension expense relating to this scheme in 1998 was $342 (1997 - $624; 1996 - $397).

22.   OPERATING LEASE COMMITMENTS

      At 31 December 1998 and 1997, the Firm was committed to making the following payments during the next year in respect of operating leases:

                              1998      1998        1997       1997
                             Land and   Office     Land and    Office
                            buildings  equipment  buildings  equipment
                            ---------  ---------  ---------  ---------
      Lease which expire:
       Within one year . .     5,216        755        987        535
       Within two to
        five years . . . .     4,240      1,803      4,474      1,371
       After five years. .     3,194        168      7,875        166
                             -------    -------    -------    -------
                              12,650      2,726     13,336      2,072
                             =======    =======    =======    =======

23.   OBLIGATIONS UNDER FINANCE LEASES
                                                     1998       1997
                                                   -------    -------
      The minimum lease payments
       (net of interest charge) to
       which the Firm was committed
       at 31 December were as follows:

      Due within one year. . . . . . . . . . . .       134          5
      Due within two to five years . . . . . . .        48          7
                                                   -------    -------
                                                       182         12
                                                   =======    =======

      Due within one year. . . . . . . . . . . .       134          5
      Due after more than one year . . . . . . .        48          7
                                                   -------    -------
                                                       182         12
                                                   =======    =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


24.   CAPITAL COMMITMENTS
                                                     1998       1997
                                                   -------    -------

      Contracted for but not provided. . . . . .       478      1,619
                                                   =======    =======

25.   RELATED PARTY TRANSACTIONS

      At 31 December 1998 prepayments include $249 (1997 - $1,586) due from the Jones Lang Wootton Retirement Benefits Scheme.

      At 31 December 1998 other debtors due within one year includes $249 (1997 - $1,097) due from Jones Lang Wootton Scotland, $301 (1997 - $334) due from Jones Lang Wootton Ireland, and $11,419 (1997 - $1,070) due from other entities in the Jones Lang Wootton organisation in which the Firm has no shareholding.

      At 31 December 1998, other creditors include $nil (1997 - $214) due to Jones Lang Wootton Scotland $110 (1997 - $115) due to Jones Lang Wootton Ireland and $543 (1997 - $1,050) due to other entities in the Jones Lang Wootton organisation in which the Firm has no shareholding.

      Transactions with related parties include investment income, profit shares, cost recharges, fee sharing arrangements, management charges and payments of cash. The movements on the debtor and creditor balances reflect the cumulative effect of these transactions.

      The Firm is taking advantage of the exemption granted by paragraph 3(a) of Financial Reporting Standard No. 8 "Related Party Disclosures" not to disclose transactions with group companies which are related parties.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


26.   ADDITIONAL INFORMATION ON SUBSIDIARIES AND OTHER INVESTMENTS

                                                           Country of                                Proportion
                                                          Incorporation/                             of ordinary
                                                           Registration                              shares held
      Subsidiaries                                        and operation       Activity                   %
      ------------                                        --------------      --------               -----------
      DIRECT HOLDINGS
      J.L.W. Supply Company                                      England      Service Company                100
      Jones Lang Wootton USA Inc                                     USA      Surveying services             100

      INDIRECT HOLDINGS
      Jones Lang Wootton European Holdings Limited               England      Holding company                100
      J.L.W. European Holdings Limited                   Channel Islands      Holding company                100
      Orchid Insurance Limited                           Channel Islands      Insurance underwriting         100
      JLW Resources                                              England      Employment company             100
      Property Management Resources Limited                      England      Staff services provider        100
      JLW Staff Resources                                        England      Dormant company                100
      JLW Finance Limited                                        England      Financial services             100
      J.L.W. Pension Trustees                                    England      Trustee company                100
      J.L.W. Nominees Limited                                    England      Nominee company                100
      J.L.W. Second Nominees Limited                             England      Nominee company                100
      Jones Lang Wootton Fund Management Limited                 England      Dormant company                100
      Jones Lang Wootton Europe Limited                          England      Dormant company                100
      J.L.W. Jones Limited                                       England      Surveying services             100
      J.L.W. Building Surveying Services                         England      Dormant company                100
      Jones Lang Wootton Country
      (formerly JLW Development Services)                        England      Dormant company                100
      J.L.W. Estate Management Services                          England      Dormant company                100
      Wootton Asset Managers Limited                             England      Dormant company                100
      Jones Lang Wootton Insurance Services                      England      Dormant company                100
      Jones Lang Wootton European Services Limited               England      Surveying services             100
      JLW Canadian Holdings Inc.                                  Canada      Holding company                100
      Jones Lang Wootton SA                                      Belgium      Surveying services             100
      Jones Lang Wootton GmbH                                    Germany      Surveying services             100
      Jones Lang Wootton SA                                        Spain      Surveying services             100
      Jones Lang Wootton SA                                       France      Surveying services             100
      Jones Lang Wootton Property Management Services SARL        France      Surveying services             100
      Jones Lang Wootton Balay Prenot SA                          France      Surveying services             100




JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

26.   ADDITIONAL INFORMATION ON SUBSIDIARIES AND OTHER INVESTMENTS - CONTINUED

                                                           Country of                                Proportion
                                                          Incorporation/                             of ordinary
                                                           Registration                              shares held
      Subsidiaries                                        and operation       Activity                   %
      ------------                                        --------------      --------               -----------
      Jones Lang Wootton AB                                       Sweden      Surveying services             100
      Jones Lang Wootton SRL                                       Italy      Surveying services             100
      Jones Lang Wootton BV                                      Holland      Surveying services             100
      Jones Lang Wootton Secs                                 Luxembourg      Surveying services             100
      Wonderment NV                                              Curacao      Holding company                100
      Wonderment BV                                              Holland      Holding company                100
      Jones Lang Wootton Kft                                     Hungary      Surveying services              90
      Jones Lang Wootton GmbH                                    Austria      Surveying services             100
      Jones Lang Wootton SP. z.o.o.                               Poland      Surveying services             100
      Jones Lang Wootton Services Romania Sri                    Romania      Surveying services             100
      Jones Lang Wootton KK                                        Japan      Surveying services            66.7
      Jones Lang Wootton International Limited                   Bermuda      Global investment advise      66.7
      JLW Real Estate Securities, Inc.                               USA      Surveying services             100
      JLW Realty Inc.                                                USA      Holding company                100
      JLW Holdings USA Inc.                                          USA      Holding company                100
      Jones Lang Wootton Canada Inc.                              Canada      Surveying services             100
      Jones Lang Wootton California, Inc.
      (formerly Northwest Asset Management Company (Inc.)            USA      Surveying services             100
      JLW Capital Management Inc.                                    USA      Dormant company                100
      JLW Holdings USA Inc.                                          USA      Dormant company                100
      JLW Real Estate Securities Inc.                                USA      Financial services             100
      JLW Laese SA                                                 Spain      Surveying services             100
      Laese de Servicios para contros comerciales SA               Spain      Surveying services             100
      Laese de Desarrullo de centros comerciales SA                Spain      Surveying services             100
      Laese de Gestion de centroxs comerciales SA                  Spain      Surveying services             100
      Laese de Centro Comerciales SA                            Portugal      Surveying services             100
      Jones Lang Wootton Eastern European Services Limited       England      Surveying services             100
      Jones Lang Wootton European Resources Limited              England      Surveying services             100
      Jones Lang Wootton, LLC                                     Russia      Surveying services             100
      JOINT VENTURES
      Sandalwood                                               Singapore      Surveying services              50
      Global Realty Advisors                                     Bermuda      Surveying services            33.3
      OTHER INVESTMENTS
      SJI Management Limited                                      Cyprus      Holding company                 50
      JLW Management Services LLC                                 Russia      Surveying services              50
      JLW & WAE Residential                                      England      Surveying services              50

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


26.   ADDITIONAL INFORMATION ON SUBSIDIARIES AND OTHER INVESTMENTS -
CONTINUED

      Global Realty Advisers is a partnership.

      The Firm also owns 100% of the preference shares in JLW Canadian Holdings Inc.

      Certain partners in Jones Lang Wootton have an interest in the results of Jones Lang Wootton Scotland and Jones Lang Wootton Ireland. Their interest is held for the benefit of all partners in Jones Lang Wootton.

27.   SIGNIFICANT POST BALANCE SHEET EVENT

      On 11 March 1999, the business of Jones Lang Wootton and its subsidiaries was acquired by LaSalle Partners Incorporated, a company incorporated in the United States of America. LaSalle Partners
Incorporated then changed its name to Jones Lang LaSalle Incorporated.

28.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP

      The consolidated financial statements are prepared in accordance with UK GAAP which differs in certain significant respects from US GAAP. The principal differences that affect the consolidated profit for the year and the partners' funds are explained below and the approximate effect is shown below the explanations.

      GOODWILL

      Under UK GAAP, goodwill arising on business combinations prior to 1 January 1998 treated as acquisitions may be written-off against retained profits. Under US GAAP, goodwill may not be written-off to retained profits, and must be capitalised and amortised over its expected useful life but not in excess of 40 years. Accordingly, the adjustment to reflect this differing treatment in these financial statements is to capitalise all goodwill and amortise it over a period of ten years, the expected useful life.

      PENSIONS

      Under UK GAAP, pension costs are accounted for in accordance with the rules set out in the UK Accounting Standards Board Statement Accounting Practice No. 24, where the expected cost of providing pensions, as calculated by actuaries, is charged to the profit and loss so as to spread the cost over the service lives of the employees under the scheme. The differences between UK GAAP and US GAAP occur primarily in the way the actuarial assumptions are made and the methods used to calculate market values for the pension plan assets. The adjustment under US GAAP relates to the recognition of the pension surplus over the expected working lifetime of active members after taking account of the transition asset arising upon adoption of the US Financial Accounting Standards Board's Statement of Financial Accounting Standard No. 87.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


28.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      DEFERRED TAXATION

      Under UK GAAP, taxation is provided for a the anticipated tax rates on timing differences arising from the inclusion of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future. Under US GAAP, deferred taxation is provided for on all temporary differences under the liability method subject to a valuation allowance on deferred tax assets where applicable.

      CONSOLIDATED INCOME STATEMENT

                                        1998       1997         1996
                                      -------     -------     -------
      Net income as reported in
        accordance with UK GAAP. .     38,442      35,738      27,445

      Adjustments:
      Goodwill amortisation. . . .       (238)       (233)       (226)
      Net periodic pension
      (cost)/benefit . . . . . . .     (1,112)       (602)        469
      Deferred income tax. . . . .        958        (193)       (366)
                                      -------     -------     -------
      Net income as reported in
        accordance with US GAAP. .     38,050      34,710      27,322
                                      =======     =======     =======

      CONSOLIDATED BALANCE SHEET
                                        1998        1997
                                      -------     -------
      Partners' funds as reported
        in accordance with
        UK GAAP. . . . . . . . . .     51,269      48,633
      Goodwill (net book value). .        830       1,050
      Pension scheme . . . . . . .      8,451       9,464
      Deferred income tax. . . . .        640        (311)
                                      -------     -------
      Partners' funds as reported
        in accordance with
        US GAAP. . . . . . . . . .     61,190      58,836
                                      =======     =======

      CONSOLIDATED STATEMENTS OF CASH FLOWS

      The consolidated statements of cash flows prepared under UK GAAP differ in certain presentational respects from the format required under Statement of Cash Flows ("SFAS") 95. Under UK GAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

      Under SFAS 95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


28.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      Summary consolidated cash flow information as presented in accordance with SFAS 95:
                                        1998        1997        1996
                                      -------     -------     -------
      Cash was provided by (used in):
      Operating activities . . . .     42,658      47,034      30,964
      Investing activities . . . .    (11,280)     (8,634)     (6,122)
      Financing activities . . . .    (28,864)    (31,223)    (25,882)
                                      -------     -------     -------
      Net increase in cash . . . .      2,514       7,177      (1,040)
      Exchange movement. . . . . .        341        (779)        897
      Cash at the beginning of
        the period . . . . . . . .     21,242      14,844      14,987
                                      -------     -------     -------
      Cash at the end of the
        period . . . . . . . . . .     24,097      21,242      14,844
                                      =======     =======     =======

      A reconciliation between the consolidated statement of cash flows presented in accordance with UK GAAP and US GAAP is set out below:

                                        1998        1997        1996
                                      -------     -------     -------
      OPERATING ACTIVITIES
      Net cash inflow from operat-
        ing activities (UK GAAP) .     43,008      48,948      31,328
      Interest received. . . . . .      2,619       1,532       1,290
      Interest paid. . . . . . . .       (943)       (647)       (704)
      Interest element of finance
        lease rentals. . . . . . .         (3)         (2)       (100)
      Amounts distributed from
        joint ventures . . . . . .        287         680         664
      Amounts distributed from
        investments. . . . . . . .      1,291         733         462
      Dividends paid to minority
        shareholders . . . . . . .      --          --           (215)
      Tax paid . . . . . . . . . .     (3,601)     (4,210)     (1,761)
                                      -------     -------     -------
      Net cash provided by
        operating activities . . .     42,658      47,034      30,964
                                      =======     =======     =======
      INVESTING ACTIVITIES
      Net cash outflow from capital
        expenditure and financial
        investment (UK GAAP) . . .     (8,717)     (8,233)     (6,122)
      ACQUISITIONS
      Payments to acquire
        investments in
        subsidiaries (UK GAAP) . .     (2,563)       (401)      --
                                      -------     -------     -------
      Net cash used in investing
        activities (US GAAP) . . .    (11,280)     (8,634)     (6,122)
                                      =======     =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


28.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      FINANCING ACTIVITIES
      Net cash outflow from
        financing (UK GAAP). . . .      --           (280)       (433)
      Partners' drawings . . . . .    (36,802)    (23,976)    (18,504)
      Increase/(decrease) in
        overdraft. . . . . . . . .      7,938      (6,967)     (6,945)
                                      -------     -------     -------
      Net cash used in financing
        activities (UK GAAP) . . .    (28,864)    (31,223)    (25,882)
                                      =======     =======     =======

      In addition to the adjustments made, the following reclassifications have been made between the UK GAAP balance sheet and the US GAAP balance sheet that follow.

      TRADE RECEIVABLES

      Included in trade receivables are the following balances:

                                                    1998        1997
                                                  -------     -------
      Trade debtors. . . . . . . . . . . . . .     77,215      57,372
      Unbilled fee income. . . . . . . . . . .      6,190       1,974
      Work in progress . . . . . . . . . . . .      2,138       2,468
                                                  -------     -------
      Trade receivables reported in
        accordance with US GAAP. . . . . . . .     85,543      61,814
                                                  =======     =======

      Unbilled fee income is included in 'prepayments and accrued income' in the UK GAAP balance sheet.

      OTHER NON-CURRENT ASSETS

      Other non-current assets is the US GAAP balance sheet comprises debtors due after one year in the UK GAAP balance sheet and the pension scheme asset arising under US GAAP.

      OTHER CURRENT LIABILITIES

      Other current labilities comprises:
                                                    1998        1997
                                                  -------     -------
      Obligations under finance leases . . . .        134           5
      Other creditors. . . . . . . . . . . . .      9,471       9,325
      Other taxes. . . . . . . . . . . . . . .     15,421      12,514
                                                  -------     -------
      Other current liabilities reported in
        accordance with US GAAP. . . . . . . .     25,026      21,844
                                                  =======     =======

      Other taxes include social security, payroll taxes, value added and other sales taxes, which under UK GAAP are included in taxation and social security. Under US GAAP, taxation includes only the corporate tax liabilities.

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


28.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      The following balance sheets and profit and loss accounts have been prepared in accordance with US GAAP and reflect the preceding adjustments and reclassifications.
                                                    1998        1997
                                                  -------     -------
      BALANCE SHEET

      ASSETS

      CURRENT ASSETS
      Cash and cash equivalents. . . . . . . .     24,097      21,242
        Trade receivables, net . . . . . . . .     85,543      61,814
        Other receivables. . . . . . . . . . .     17,661       9,222
        Prepaid expenses . . . . . . . . . . .      4,940       7,981
        Deferred tax asset . . . . . . . . . .      1,471       1,209
                                                  -------     -------
      TOTAL CURRENT ASSETS . . . . . . . . . .    133,712     101,468

      Property and equipment, at cost, less
        accumulated depreciation of $32,106
        and $26,845 and in 1998 and 1997,
        respectively . . . . . . . . . . . . .     23,695      19,301

      Intangibles resulting from business
        acquisitions, net of accumulated
        amortisation of $2,151 and $1,616
        in 1998 and 1997, respectively . . . .      3,983       1,050

      Other intangible assets, net of
        accumulated amortisation of $513
        and $324 in 1998 and 1997,
        respectively . . . . . . . . . . . . .        250         439

      Investments. . . . . . . . . . . . . . .        460         528
      Deferred tax asset . . . . . . . . . . .      1,789       1,746
      Trade receivables - long-term. . . . . .      6,104         282
      Other assets . . . . . . . . . . . . . .      9,332       9,988
                                                  -------     -------
      TOTAL ASSETS . . . . . . . . . . . . . .    179,325     134,802
                                                  =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


28.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      BALANCE SHEET
                                                    1998        1997
                                                  -------     -------
      LIABILITIES AND PARTNERS' FUNDS

      CURRENT LIABILITIES

      Accounts payable and accrued
        liabilities. . . . . . . . . . . . . .     65,412      41,606
      Taxation . . . . . . . . . . . . . . . .      5,740       2,068
      Other liabilities. . . . . . . . . . . .     25,026      21,844
      Borrowings . . . . . . . . . . . . . . .     11,170       3,232
                                                  -------     -------
      TOTAL CURRENT LIABILITIES. . . . . . . .    107,348      68,750

      Deferred tax liability . . . . . . . . .      2,620       3,266
      Other long-term liabilities. . . . . . .      6,177       2,575
                                                  -------     -------
      TOTAL LIABILITIES. . . . . . . . . . . .    116,145      74,591

      MINORITY INTERESTS . . . . . . . . . . .      1,990       1,375

      PARTNERS' FUNDS

      Partners' balances and other reserves. .     50,741      50,284
      Annuitant balances . . . . . . . . . . .     10,416       9,213
      Effects of cumulative translation
        adjustments. . . . . . . . . . . . . .         33        (661)
                                                  -------     -------
      TOTAL PARTNERS' FUNDS. . . . . . . . . .     61,190      58,836
                                                  -------     -------
      TOTAL LIABILITIES AND PARTNERS' FUNDS. .    179,325     134,802
                                                  =======     =======

JONES LANG WOOTTON
(The English Partnership and subsidiaries)

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


28.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

                                        1998        1997        1996
                                      -------     -------     -------
      PROFIT AND LOSS ACCOUNT

        Operating revenue. . . . .    320,312     252,895     214,263
        Interest revenue . . . . .      2,619       1,532       1,290
        Other income . . . . . . .      5,569       4,555       1,884
                                      -------     -------     -------

      TOTAL REVENUE. . . . . . . .    328,500     258,982     217,437

      OPERATING EXPENSES
        Compensation and benefits. 160,613 122,709 107,560 Operating, administrative
          and other. . . . . . . .     99,483      88,117      71,474
        Merger-related non-
          recurring charges. . . .     12,345       --          --
        Depreciation and
          amortisation . . . . . .      9,743       7,854       6,374
                                      -------     -------     -------
      TOTAL OPERATING EXPENSES . .    282,184     218,680     185,408
                                      -------     -------     -------
      OPERATING INCOME . . . . . .     46,316      40,302      32,029

      Interest expense . . . . . .       (946)       (649)       (804)
                                      -------     -------     -------
      EARNINGS BEFORE PROVISION
        FOR INCOME TAX . . . . . .     45,370      39,653      31,225

      Provision for income taxes .     (7,188)     (3,300)     (3,478)
      Deferred tax benefit/
        (expense). . . . . . . . .        958        (193)       (366)
                                      -------     -------     -------
                                       (6,230)     (3,493)     (3,844)
                                      -------     -------     -------
      NET EARNINGS AFTER TAXATION,
        BEFORE MINORITY INTEREST .     39,140      36,160      27,381

      Minority interest. . . . . .     (1,090)     (1,450)        (59)
                                      -------     -------     -------
      NET INCOME . . . . . . . . .     38,050      34,710      27,322
                                      =======     =======     =======

      Earnings per share information has not been presented as the firm is not a corporate entity.

JONES LANG WOOTTON - SCOTLAND



INDEPENDENT AUDITORS' REPORT
to the partners of Jones Lang Wootton - Scotland



We have audited the accompanying consolidated balance sheets of Jones Lang Wootton - Scotland and its subsidiary undertaking as of 31 December 1998 and 1997, and the related consolidated profit and loss accounts, and consolidated statements of total recognized gains and losses, cash flows and movements on funds for each of the three years in the period ended 31 December 1998. These consolidated financial statements are the responsibility of the partners. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with United Kingdom auditing standards which do not differ in any significant respect from the United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jones Lang Wootton - Scotland and its subsidiary undertaking as at 31 December 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended 31 December 1998 in conformity with accounting principles generally accepted in the United Kingdom, which differ in certain respects from those followed in the United States (see note 15 of notes to the financial statements.)






Ernst & Young

Glasgow, Scotland

26 February 1999

JONES LANG WOOTTON - SCOTLAND

CONSOLIDATED PROFIT AND LOSS ACCOUNTS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                               Note       1998        1997        1996
                               ----     -------     -------     -------
FEE INCOME . . . . . . . . .      1       9,873       9,042       5,618
Administrative expenses. . .             (5,474)     (4,046)     (3,546)
                                        -------      ------     -------

OPERATING PROFIT . . . . . .      2        4,399      4,996       2,072
Profit on disposal of
 tangible fixed assets . . .                 11         20           23
                                        -------     -------     -------
PROFIT ON ORDINARY ACTIVITIES
 BEFORE INTEREST . . . . . .              4,410       5,016       2,095
Investment income. . . . . .      3         207         102          57
Interest payable and
 similar charges . . . . . .      4          (8)        (12)        (13)
                                        -------     -------     -------
PROFIT ON ORDINARY ACTIVITIES
 BEFORE TAXATION . . . . . .              4,609       5,106       2,139
Tax on profit on ordinary
 activities. . . . . . . . .      5          61         (46)        (36)
                                        -------     -------     -------
PROFIT ON ORDINARY ACTIVITIES
 AFTER TAXATION TRANSFERRED
 TO RESERVES . . . . . . . .              4,670       5,060       2,103
                                       ========     =======     =======

All activities derive from continuing operations.



STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
Years ended 31 December 1998, 1997 and 1996
(US$ in thousands, except where state otherwise)

                                          1998        1997        1996

Profit for the year. . . . .              4,670       5,060       2,103
Currency translation
 differences on foreign
currency net investments . .                 29         (98)        187
                                        -------     -------     -------
Total recognized gains
  and losses relating to
  the year . . . . . . . . .              4,699       4,962       2,290
                                        -------     -------     -------

JONES LANG WOOTTON - SCOTLAND

CONSOLIDATED BALANCE SHEETS
AT 31 DECEMBER 1998 AND 1997
(US$ in thousands, except where stated otherwise)


                               Note       1998        1997
                               ----     -------     -------
FIXED ASSETS
Tangible assets. . . . . . .      6       1,047         863
Business investment. . . . .      7        --          --
                                        -------      ------
                                          1,047         863
                                        -------      ------

CURRENT ASSETS
Work in progress . . . . . .                 96         128
Debtors. . . . . . . . . . .      8       3,432       2,478
Cash at bank and in hand . .              3,499       2,642
                                        -------     -------
                                          7,027       5,248
CREDITORS: amounts falling
 due within one year . . . .      9      (1,702)     (1,447)
                                       --------     -------
NET CURRENT ASSETS . . . . .              5,325       3,801
                                       --------     -------
TOTAL ASSETS LESS CURRENT
  LIABILITIES. . . . . . . .              6,372       4,664
                                       ========     =======

CAPITAL AND RESERVES
Partner balances . . . . . .              5,926       4,160
Corporate reserves . . . . .                417         602
Foreign exchange trans-
 lation reserve. . . . . . .                 29         (98)
                                       --------     -------
                                          6,372       4,664
                                       ========     =======

JONES LANG WOOTTON - SCOTLAND

CONSOLIDATED STATEMENT OF CASH FLOWS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                               Note       1998        1997        1996
                               ----     -------     -------      ------
NET CASH INFLOW FROM
  OPERATING ACTIVITIES . . .     10       4,214       4,498       2,506
                                        -------      ------     -------
RETURNS ON INVESTMENTS
  AND SERVICING OF
  FINANCE
Interest received. . . . . .                207          95          37
Interest paid. . . . . . . .                 (8)        (12)        (13)
                                        -------      ------      -------
NET CASH INFLOW FROM
  RETURNS ON INVEST-
  MENTS AND SERVICING
  OF FINANCE . . . . . . . .                199          83          24
                                        -------      ------      ------
TAXATION
UK corporation tax paid. . .                (65)        (43)        (50)
                                        -------      ------      ------

CAPITAL EXPENDITURE AND
  FINANCIAL INVESTMENT
Payments to acquire tangible
  fixed assets . . . . . . .               (589)       (351)       (421)
Receipts from sales of
  tangible fixed assets. . .                117         120         126
                                        -------     -------      ------

NET CASH OUTFLOW FROM
  CAPITAL EXPENDITURE
  AND FINANCIAL INVESTMENT .               (472)       (231)       (295)
                                       --------     -------     -------
DISTRIBUTIONS TO PARTNERS
Partners' drawing. . . . . .             (2,991)     (2,394)     (1,530)
                                       --------    --------     -------
NET CASH OUTFLOW FROM
  DISTRIBUTIONS TO
  PARTNERS . . . . . . . . .             (2,991)     (2,394)     (1,530)
                                       --------    --------     -------
NET CASH INFLOW/(OUTFLOW)
  BEFORE FINANCING . . . . .                885       1,913         655
Net cash outflow from
  financing. . . . . . . . .              --           --          --
                                       --------     -------     -------
INCREASE IN CASH . . . . . .  11/12         885       1,913         655
                                       ========     =======     =======

JONES LANG WOOTTON - SCOTLAND

STATEMENT OF MOVEMENTS ON FUNDS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                                     Corporate
                                       profit      Foreign
                                      and loss     exchange
                           Partners'   account   translation
                           balances   reserves     reserves       Total
                         -----------   --------   ----------  -----------
      Balance at
      1 January 1996 . .        847        497           (8)       1,336
      Profit for the
       year  . . . . . .      2,066         37         --          2,103
     Partner drawings. .     (1,530)     --            --         (1,530)
      Foreign exchange
      translation
      differences. . . .        (64)        56          195          187
                            -------    -------      -------      -------
      Balance at 31
        December 1996. .      1,319        590          187        2,096
      Profit for the
        year . . . . . .      5,024         36        --           5,060
      Partner drawings .     (2,394)     --           --          (2,394)
      Foreign exchange
        translation
        differences. . .        211        (24)        (285)         (98)
                            -------    -------      -------      -------
      Balance at 31
        December 1997. .      4,160        602          (98)       4,664
      Profit for the
        year . . . . . .      4,527        143        --           4,670
      Partner drawings .     (2,991)     --           --          (2,991)
      Foreign exchange
        translation
        differences. . .       (105)         7          127           29
      Transfer of
      reserves . . . . .        335       (335)       --           --
                            -------    -------      -------     -------
      Balance at 31
        December 1998. .      5,926        417           29        6,372
                           ========   ========     ========    =========

Corporate profit and loss account reserves represent the amounts retained within the corporate entity consolidated in these financial statements.

JONES LANG WOOTTON - SCOTLAND

NOTES TO THE ACCOUNTS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

1.    ACCOUNTING POLICIES

      DESCRIPTION OF BUSINESS

      Jones Lang Wootton - Scotland provides a full range of advisory, transactional and asset management services to a wide variety of local and international clients in almost every industry and service sector for all types of real estate.

      ACCOUNTING CONVENTION

      The financial statements are prepared under the historical cost convention and in accordance with applicable accounting standards in the United Kingdom, modified as appropriate for the circumstances of a partnership.

      BASIS OF CONSOLIDATION

      The financial statements incorporate the results of the Jones Lang Wootton - Scotland partnership and its subsidiary undertaking.

      FEE INCOME

      Revenue is recognised upon completion of the underlying contract, excluding VAT. All trading arises from the provision by Jones Lang Wootton
- Scotland of advice on all aspects of commercial real estate and other services, including surveying, property management and related services.

      DEPRECIATION

      Depreciation is provided annually on the various categories of fixed assets using the following rates:

      Motor vehicles          - on written down value       25%
      Office machinery and
        fixtures              - on cost                     20%
      Leasehold improve-
        ments                 - on cost                     over the out-
                                                            standing period
                                                            of the lease

      TAXATION

      Taxation is provided on the taxable profits of the corporate entity within Jones Lang Wootton - Scotland. No current or deferred taxation is provided on the profits attributable to the partners as the liability for taxation falls on the individual partners.

      DEFERRED TAXATION

      Deferred taxation is provided for the corporate entity at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future.

      INVESTMENTS

      Investments held as fixed assets are stated at cost less provision for any permanent diminution in value.

JONES LANG WOOTTON - SCOTLAND

YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

1.    ACCOUNTING POLICIES - CONTINUED

      WORK IN PROGRESS

      Work in progress represents work done by the firm and not yet billed and is included in the accounts at the lower of cost including attributable overheads, and net realisable value.

      LEASES

      Operating lease rentals are charged to profit and loss in equal amounts over the lease term.

      PENSION COSTS

      Eligible employees of JLW (Scotland) Service Company participate in a defined benefit pension scheme, the assets of which are held in a separate trustee administered fund. Costs are charged to the profit and loss account so as to spread the cost over the service lives of the participating employees. Additional funding may be made at the partners' discretion.

      Partners make their own provision for pensions by contributing to personal pension arrangements.

      FOREIGN EXCHANGE

      The functional currency of Jones Lang Wootton - Scotland and its subsidiary undertaking is the local currency (Sterling) and its transactions are measured in that currency. The reporting currency for the purposes of these financial statements is the United States dollar and the Sterling consolidated financial statements have been translated using the closing rate of exchange for the balance sheet and the weighted average rate of exchange for the profit and loss account.

2.    OPERATING PROFIT

      Operating profit is stated after including:

                                        1998        1997        1996
                                      -------     -------     -------
      (a)   Other operating income:
            Gross rents receivable         65          64          62
            Directors' fees. . . .         31          34          24
                                      -------     -------     -------
                                           96          98          86
                                      =======     =======     =======
      (b)   Staff costs:
            Wages and salaries . .      2,626       2,096       1,803
            Social security
            costs. . . . . . . . .        248         205         170
                                      -------     -------     -------
                                        2,874       2,301       1,973
                                      =======     =======     =======

JONES LANG WOOTTON - SCOTLAND

YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

2.    OPERATING PROFIT - CONTINUED

                                        1998        1997        1996
                                         No.         No.         No.
                                      -------     -------     -------
            Average number of
             persons employed:
              Technical and
               administration. . .         62          56          55
                                      =======     =======     =======
      (c)   Operating lease
             rentals . . . . . . .        339         335         314
                                      =======     =======     =======
      (d)   Depreciation and
             other amounts
             written off tangible
             fixed assets:
             Own tangible fixed
             assets and business
             investments . . . . .        306         304         228
                                      =======     =======     =======
      (e)   Auditors'
             remuneration. . . . .         17          21          14
                                      =======     =======     =======

3.    INVESTMENT INCOME
                                        1998        1997        1996
                                      -------     -------     -------
      Other interest receivable
       and similar income. . . . .        207         102          57
                                      =======     =======     =======

4.    INTEREST PAYABLE AND SIMILAR CHARGES

                                        1998        1997        1996
                                      -------     -------     -------
      Bank loans, overdrafts
       and other loans . . . . . .          8          12          13
                                      =======     =======     =======

5.    TAX ON PROFIT ON ORDINARY ACTIVITIES

                                        1998        1997        1996
                                      -------     -------     -------
      United Kingdom corporation
       tax (credit)/charge
       based on the profit
       for the year for the
       corporate entity. . . . . .        (61)         46          36
                                      =======     =======     =======

      The tax charge is disproportionately low as no taxation is provided on the profits attributable to the partners in accordance with the firm's accounting policies.

JONES LANG WOOTTON - SCOTLAND

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

6.    TANGIBLE FIXED ASSETS
                                                                     Office
                                                                    machinery,
                                                                    computer        Improve-
                                                                    equipment       ments to
                                                       Motor          and           leasehold
                                                      vehicles      fixtures        premises          Total
                                                      --------      ----------      ---------       ---------
      Cost:
      At 1 January 1997. . . . . . . . . . . . . .      1,039           1,187            124           2,350
      Foreign exchange translation differences . .        (43)            (49)            (5)            (97)
      Additions. . . . . . . . . . . . . . . . . .        220             131          --                351
      Disposals. . . . . . . . . . . . . . . . . .       (256)          --             --               (256)
                                                      -------         -------        -------         -------
      At 31 December 1997. . . . . . . . . . . . .        960           1,269            119           2,348
      Foreign exchange translation differences . .          8              11              1              20
      Additions. . . . . . . . . . . . . . . . . .        417             161             10             588
      Disposals. . . . . . . . . . . . . . . . . .       (276)          --             --               (276)
                                                      -------         -------        -------         -------
      At 31 December 1998. . . . . . . . . . . . .      1,109           1,441            130           2,680

      Accumulated depreciation:
      At 1 January 1997. . . . . . . . . . . . . .        399             896            102           1,397
      Foreign exchange translation differences . .        (17)            (37)            (4)            (58)
      Charge for the year. . . . . . . . . . . . .        193             100              9             302
      Disposals. . . . . . . . . . . . . . . . . .       (156)          --             --               (156)
                                                      -------         -------        -------         -------
      At 31 December 1997. . . . . . . . . . . . .        419             959            107           1,485

      Foreign exchange translation differences . .          3               8              1              12
      Charge for the year. . . . . . . . . . . . .        178             117             11             306
      Disposals. . . . . . . . . . . . . . . . . .       (170)          --             --               (170)
                                                      -------         -------        -------         -------
      At 31 December 1998. . . . . . . . . . . . .        430           1,084            119           1,633
                                                      -------         -------        -------         -------
      Net book value:
      At 31 December 1998. . . . . . . . . . . . .        679             357             11           1,047
                                                      =======         =======        =======         =======
      At 31 December 1997. . . . . . . . . . . . .        541             310             12             863
                                                      =======         =======        =======         =======

JONES LANG WOOTTON - SCOTLAND

YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

7.    INVESTMENTS
                                                    1998        1997
                                                  -------     -------
      Net book value:
      Business investment. . . . . . . . . . .      --          --
                                                  =======     =======
      Other investments other than loans:
      At 1 January . . . . . . . . . . . . . .      --            960
      Amortisation . . . . . . . . . . . . . .      --           (960)
                                                  -------     -------
      At 31 December . . . . . . . . . . . . .      --          --
                                                  =======     =======

8.    DEBTORS
                                                    1998        1997
                                                  -------     -------
      Trade debtors. . . . . . . . . . . . . .      2,839       2,094
      Other debtors due within one year. . . .        132          95
      Prepayments and accrued income . . . . .        406         289
      Corporation tax recoverable. . . . . . .         55       --
                                                  -------     -------
                                                    3,432       2,478
                                                  =======     =======

9.    CREDITORS - amounts falling due within one year

                                                    1998        1997
                                                  -------     -------
      Bank overdraft . . . . . . . . . . . . .         68         111
      Trade creditors. . . . . . . . . . . . .        130         162
      Other taxes and social security costs. .        625         530
      Corporation tax. . . . . . . . . . . . .      --             70
      Accruals and deferred income . . . . . .        745         494
      Other creditors. . . . . . . . . . . . .        134          80
                                                  -------     -------
                                                    1,702       1,447
                                                  =======     =======

10. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES
                                        1998        1997        1996
                                      -------     -------     -------
      Operating profit . . . . . .      4,399       4,996       2,072
      Depreciation and
        amortisation charges . . .        306         304         228
      Decrease/(increase) in
        work in progress . . . . .         33         (62)         (6)
      Increase in debtors. . . . .       (883)     (1,082)       (175)
      Increase in creditors. . . .        359         342         387
                                      -------     -------     -------
      Net cash inflow from
        operating activities . . .      4,214       4,498       2,506
                                      =======     =======     =======

JONES LANG WOOTTON - SCOTLAND

YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

11.   ANALYSIS OF NET FUNDS

                                            Cash     Exchange
                                 1997       flow     movement      1996
                               -------    -------    --------    -------
      Cash in hand and
        at bank. . . . . .       2,642      2,016        (36)        662
      Overdraft. . . . . .        (111)      (103)         1          (9)
                               -------    -------    -------     -------
                                 2,531      1,913        (35)        653
                               =======    =======    =======     =======

                                            Cash     Exchange
                                 1998       flow     movement      1997
                               -------    -------    --------    -------
      Cash in hand and
        at bank. . . . . .       3,499        840         17       2,642
      Overdraft. . . . . .         (68)        45         (2)       (111)
                               -------    -------    -------     -------
                                 3,431        885         15       2,531
                               =======    =======    =======     =======

12.   RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

                                        1998        1997        1996
                                      -------     -------     -------
      Increase in cash in
        the year . . . . . . . . .        885       1,913         655
      Translation difference . . .         15         (35)         47
                                      -------     -------     -------
      Movement in net funds
        in the year. . . . . . . .        900       1,878         702
      Net funds at start of year .      2,531         653         (49)
                                      -------     -------     -------
      Net funds at end of year . .      3,431       2,531         653
                                      =======     =======     =======

13.   OPERATING LEASE COMMITMENTS

      At 31 December 1998 and 1997, the Firm was committed to making the following payments during the next year in respect of operating leases:

                                                   Land and buildings
                                                  -------------------
                                                    1998        1997
                                                  -------     -------
      Leases which expire:
      Within one year. . . . . . . . . . . . .         57        --
      Within two to five years . . . . . . . .      --             97
      After five years . . . . . . . . . . . .        457         206
                                                  -------     -------
                                                      514         303
                                                  =======     =======

JONES LANG WOOTTON - SCOTLAND

YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

14.   PENSION COSTS

      The company participates in the Jones Lang Wootton Retirement Benefits Scheme which provides benefits based on final pensionable pay. The pension scheme is set up under trust and the assets of the scheme are therefore held separately from those of the participating companies. The scheme is non-contributory.

      Employees of the company represent only a small proportion of the total membership of the scheme and contributions are based on pension costs for the membership as a whole. There were no contributions paid to the scheme on behalf of the employees of the company in either of the years ended 31 December 1997 and 1998.

15.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP

      The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United Kingdom (UK GAAP) which differs in certain significant respects from accounting principles generally accepted in the United States (US GAAP). However, there are no significant differences between UK GAAP and US GAAP in respect of the income statements and balance sheets included in these accounts.

      CONSOLIDATED STATEMENTS OF CASH FLOWS:

      The consolidated statements of cash flows prepared under UK GAAP differ in certain presentational respects from the format required under US GAAP. Under UK GAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

      Under US GAAP, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

      Summary consolidated cash flow information as presented in accordance with US GAAP:
                                        1998        1997        1996
                                      -------     -------      -------
      Cash was provided by (used in):
      Operating activities . . . .      4,348       4,538       2,480
      Investing activities . . . .       (472)       (231)       (295)
      Financing activities . . . .     (3,036)     (2,291)     (1,590)
                                      -------     -------     -------
      Net increase in cash . . . .        840       2,016         595
      Exchange movement. . . . . .         17         (36)         49
      Cash at the beginning
        of the period. . . . . . .      2,642         662          18
                                      -------     -------     -------
      Cash at the end of
        the period . . . . . . . .      3,499       2,642         662
                                      =======     =======     =======

JONES LANG WOOTTON - SCOTLAND

YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

15.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      A reconciliation between the consolidated statement of cash flows presented in accordance with UK GAAP and US GAAP is set out below:

                                        1998        1997        1996
                                      -------     -------      -------
      Operating activities:
      Net cash inflow from
        operating activities
        (UK GAAP). . . . . . . . .      4,214       4,498       2,506
      Interest received. . . . . .        207          95          37
      Interest paid. . . . . . . .         (8)        (12)        (13)
      Tax paid . . . . . . . . . .        (65)        (43)        (50)
                                      -------     -------      -------
      Net cash provided by
        operating activities . . .      4,348       4,538       2,480
                                      =======     =======     =======
      Investing activities:
      Net cash outflow from
        capital expenditure,
        financial investment
        and acquisitions
        (UK GAAP). . . . . . . . .       (472)       (231)       (295)
                                      -------     -------      -------
      Net cash used in
        investing activities
        (US GAAP). . . . . . . . .       (472)       (231)       (295)
                                      =======     =======     =======
      Financing activities:
      Net cash outflow from
        financing (UK GAAP). . . .      --          --          --
      Partners' drawings . . . . .     (2,991)     (2,394)     (1,530)
      (Decrease)/increase in
        overdraft. . . . . . . . .        (45)        103         (60)
                                      -------     -------      -------
      Net cash used in
        financing activities
        (US GAAP). . . . . . . . .     (3,036)     (2,291)     (1,590)
                                      =======     =======     =======

JONES LANG WOOTTON - SCOTLAND

YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

16.   BALANCE SHEETS AND PROFIT AND LOSS ACCOUNTS UNDER US GAAP

      The following balance sheets and profit and loss accounts have been presented in accordance with US GAAP.

      Balance sheet:
                                                    1998        1997
                                                  -------     -------
      Assets:

      Current assets:
      Cash and cash equivalents. . . . . . . .      3,499       2,642
      Trade receivables, net . . . . . . . . .      3,063       2,342
      Other receivables (including
        taxation of $55) . . . . . . . . . . .        187          95
      Prepaid expenses . . . . . . . . . . . .        278         169
                                                  -------     -------
      Total current assets . . . . . . . . . .      7,027       5,248

      Property and equipment, at cost
        less accumulated depreciation
        of $1,633 and $1,485 in 1998 and
        1997, respectively . . . . . . . . . .      1,047         863

      Investments. . . . . . . . . . . . . . .      --          --
                                                  -------     -------
      Total assets . . . . . . . . . . . . . .      8,074       6,111
                                                  =======     =======

      Liabilities and partners' funds:

      Current liabilities:
      Accounts payable and accrued
        liabilities. . . . . . . . . . . . . .        875         656
      Taxation . . . . . . . . . . . . . . . .      --             70
      Other liabilities. . . . . . . . . . . .        759         610
      Borrowings . . . . . . . . . . . . . . .         68         111
                                                  -------     -------
      Total current liabilities. . . . . . . .      1,702       1,447

      Deferred tax liability . . . . . . . . .      --          --
      Other long-term liabilities. . . . . . .      --          --

      Partners' funds:
      Partners' balances and other reserves. .      6,343       4,762
      Effects of cumulative translation
        adjustments. . . . . . . . . . . . . .         29         (98)
                                                  -------     -------
      Total partners' funds. . . . . . . . . .      6,372       4,664
                                                  -------     -------
      Total liabilities and partners' funds. .      8,074       6,111
                                                  =======     =======

JONES LANG WOOTTON - SCOTLAND

YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

16.   BALANCE SHEETS AND PROFIT AND LOSS ACCOUNTS UNDER US GAAP - CONTINUED

      PROFIT AND LOSS ACCOUNTS:

                                        1998        1997        1996
                                      -------     -------     -------
      Revenue:
      Operating revenue. . . . . .      9,873       9,042       5,618
      Interest revenue . . . . . .        207         102          57
      Other income . . . . . . . .         96          98          86
                                      -------     -------     -------
      Total revenue. . . . . . . .     10,176       9,242       5,761

      Operating expenses:
      Compensation and benefits. .      2,874       2,301       1,973
      Operating, administrative
        and other. . . . . . . . .      2,390       1,539       1,431
      Depreciation and
        amortisation . . . . . . .        295         284         205
                                      -------     -------     -------
      Total operating expenses . .      5,559       4,124       3,609
                                      -------     -------     -------
      Operating income . . . . . .      4,617       5,118       2,152
      Interest expense . . . . . .         (8)        (12)        (13)
                                      -------     -------     -------
      Earnings before provision
        for income tax . . . . . .      4,609       5,106       2,139
      Provision for income
        taxes. . . . . . . . . . .         61         (46)        (36)
                                      -------     -------     -------
      Net earnings after
        taxation before
        minority interest. . . . .      4,670       5,060       2,103
      Minority interest. . . . . .      --          --          --
                                      -------     -------     -------
      Net income . . . . . . . . .      4,670       5,060       2,103
                                      =======     =======     =======

      The following reclassifications have been made between the UK GAAP balance sheets and the US GAAP balance sheets

      Trade receivables

      Included in trade receivables are the following balances:

                                                    1998        1997
                                                  -------     -------
      Trade debtors. . . . . . . . . . . . . .      2,839       2,094
      Unbilled fee income. . . . . . . . . . .        128         120
      Work in progress . . . . . . . . . . . .         96         128
                                                  -------     -------
      Trade receivables reported in
       accordance with US GAAP . . . . . . . .      3,063       2,342
                                                  =======     =======

JONES LANG WOOTTON - SCOTLAND

YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

16.   BALANCE SHEETS AND PROFIT AND LOSS ACCOUNTS UNDER US GAAP - CONTINUED

      Unbilled fee income is included in prepayments and accrued income in the UK GAAP balance sheet

      Other current liabilities

      Other current liabilities comprises:

                                                    1998        1997
                                                  -------     -------
      Other creditors. . . . . . . . . . . . .        134          80
      Other taxes. . . . . . . . . . . . . . .        625         530
                                                  -------     -------
      Other current liabilities reported
        in accordance with US GAAP . . . . . .        759         610
                                                  =======     =======

      Other taxes include social security, payroll taxes, value added and other sales taxes, which under UK GAAP are included in taxation and social security. Under US GAAP, taxation includes only the corporate tax liabilities.

JONES LANG WOOTTON - IRISH PRACTICE



INDEPENDENT AUDITORS' REPORT TO THE PARTNERS OF
JONES LANGE WOOTTON - IRISH PRACTICE


We have audited the accompanying combined balance sheets of Jones Lang Wootton - Irish Practice as of 31 December 1998, 1997 and 1996, the related combined profit and loss accounts, combined statements of cash flows, combined statements of total recognised gains and losses and combined statements of movements in partners' funds for each of the years in the four year period ended 31 December 1998. These combined financial statements are the responsibility of the Partners. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Ireland and the United Kingdom and the United States of America. Those standards require that we plan and perform audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Jones Lang Wootton -Irish Practice as of 31 December 1998, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the four year period ended 31 December 1998, in conformity with accounting principles generally accepted in Ireland and the United Kingdom.

Accounting principles generally accepted in Ireland and the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States of America would have affected the results of operations for each of the years in the four year period ended 31 December 1998 and the determination of Partners' funds as of 31 December 1998, 1997 and 1996 to the extend summarised in Notes 20 and 21 to the combined financial statements.






Deloitte & Touche
Chartered Accountants
Dublin

5 March 1999

JONES LANG WOOTTON - IRISH PRACTICE

COMBINED PROFIT AND LOSS ACCOUNTS
YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995

(US$ in thousands, except where stated otherwise)



                           Note    1998       1997       1996       1995
                           ----  -------    -------    -------    -------

FEE INCOME . . . . .              12,107      9,223      9,466      6,953

Administrative
  expenses.. . . . .          2   (5,596)    (5,420)    (5,421)    (5,258)

Merger related
  non-recurring
  charges. . . . . .              (1,073)     --         --         --
                                 -------    -------    -------    -------
OPERATING PROFIT . .               5,438      3,803      4,045      1,695

Profit on disposal
  of tangible fixed
  assets . . . . . .               --            13      --             5
                                 -------    -------    -------    -------
PROFIT ON ORDINARY
  ACTIVITIES BEFORE
  INTEREST . . . . .               5,438      3,816      4,045      1,700

Interest
  receivable . . . .                  56         78         21      --

Interest payable
  and similar
  charges. . . . . .                 (43)       (60)       (82)       (21)
                                 -------    -------    -------    -------
PROFIT ON ORDINARY
  ACTIVITIES BEFORE
  TAXATION . . . . .          2    5,451      3,834      3,984      1,679

Tax on profit on
  ordinary
  activities . . . .          4    --            (4)        (4)     --
                                 -------    -------    -------    -------
PROFIT AFTER TAXATION              5,451      3,830      3,980      1,679
                                 -------    -------    -------    -------

DISTRIBUTABLE TO:

Former partners
  and dependents . .                 114        135         87         48

Proprietary
  partners -
  transferred to
  partners' fund . .         14    5,337      3,695      3,893      1,631
                                 -------    -------    -------    -------




All activities derive from continuing operations.

JONES LANG WOOTTON - IRISH PRACTICE

COMBINED BALANCE SHEETS
AS AT 31 DECEMBER 1998, 1997 AND 1996

(US$ in thousands, except where stated otherwise)



                                     Note      1998      1997       1996
                                     ----    -------   -------    -------
FIXED ASSETS

Tangible assets. . . . . . . .          5      1,249     1,443      1,220
                                             -------   -------    -------

CURRENT ASSETS

Work in progress . . . . . . .          6      --        --         --

Debtors and prepayments. . . .          7      2,296     2,611      2,438

Cash at bank and in hand . . .                 3,054       676      1,211
                                             -------   -------    -------
                                               5,350     3,287      3,649


CREDITORS: (Amounts falling
  due within one year) . . . .          8     (2,783)   (1,288)    (1,549)
                                             -------   -------    -------

NET CURRENT ASSETS . . . . . .                 2,567     1,999      2,100
                                             -------   -------    -------

TOTAL ASSETS LESS
  CURRENT LIABILITIES. . . . .                 3,816     3,442      3,320

CREDITORS: (Amounts falling
  due after more than
  one year). . . . . . . . . .          9       (121)     (247)      (441)
                                             -------   -------    -------
                                               3,695     3,195      2,879
                                             -------   -------    -------
PARTNERS' FUNDS

Revaluation reserve. . . . . .         14        276       285      --

Foreign exchange
  translation reserve. . . . .         14       (136)     (275)       204

Partner balances . . . . . . .         14      2,555     3,185      2,675

Provision for annuitants . . .         14      1,000     --         --
                                             -------   -------    -------
                                               3,695     3,195      2,879
                                             -------   -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

COMBINED STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES
YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995

(US$ in thousands, except where stated otherwise)



                                   1998       1997       1996       1995
                                 -------    -------    -------    -------
Profit distributable to:

Proprietary partners . . . . .     5,337      3,695      3,893      1,631
Former partners and
  dependents . . . . . . . . .       114        135         87         48
                                 -------    -------    -------    -------
                                   5,451      3,830      3,980      1,679

Unrealised surplus on
  revaluation of leasehold
  interest . . . . . . . . . .     --           299      --         --
Foreign exchange transla-
  tion difference. . . . . . .       139       (479)       142         62
                                 -------    -------    -------    -------
Total recognised
  gains and losses . . . . . .     5,590      3,650      4,122      1,741
                                 -------    -------    -------    -------




COMBINED STATEMENTS OF MOVEMENTS IN PARTNERS FUNDS
YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995

(US$ in thousands, except where stated otherwise)


                                   1998       1997       1996       1995
                                 -------    -------    -------    -------
Opening funds. . . . . . . . .     3,195      2,879      1,297      1,609
Profit for the period. . . . .     5,337      3,695      3,893      1,631
Drawings . . . . . . . . . . .    (4,979)    (3,308)    (2,499)    (2,038)
Cash introduced. . . . . . . .         3        123         46         33
Unrealised surplus on
  revaluation of leasehold
  interest . . . . . . . . . .     --           285      --         --
Foreign exchange
  translation difference . . .       139       (479)       142         62
                                 -------    -------    -------    -------
Closing funds. . . . . . . . .     3,695      3,195      2,879      1,297
                                 -------    -------    -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

COMBINED STATEMENTS OF CASH FLOWS
YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995

(US$ in thousands, except where stated otherwise)



                          Notes    1998       1997       1996      1995
                          -----  -------    -------    -------    -------
Net cash inflow
  from operating
  activities . . . .         11    6,737      3,531      4,856      2,379
                                 -------    -------    -------    -------
Returns on invest-
  ments and servicing
  of finance
Interest received. .                  56         78         21      --
Interest paid. . . .                 (16)       (18)       (18)       (18)
Interest element
  of finance
  lease rental
  payments . . . . .                 (27)       (42)       (64)        (3)
                                 -------    -------    -------    -------
Net cash inflow/
  (outflow) from
  returns on invest-
  ments and servic-
  ing of finance . .                  13         18        (61)       (21)
                                 -------    -------    -------    -------
Taxation
Corporation tax
  paid . . . . . . .               --            (7)     --         --
                                 -------    -------    -------    -------
Tax paid . . . . . .               --            (7)     --         --
                                 -------    -------    -------    -------
Capital expenditure
  and financial
  investment
Payments to acquire
  tangible fixed
  assets . . . . . .                (131)      (556)       (97)      (420)
Receipts from sales
  of tangible fixed
  assets . . . . . .                  25         79          9         28
                                 -------    -------    -------    -------
Net cash outflow
  from capital
  expenditure and
  financial invest-
  ment . . . . . . .                (106)      (477)       (88)      (392)
                                 -------    -------    -------    -------
Distributions
Partners' drawings
  less cash
  introduced . . . .              (4,976)    (3,185)    (2,453)    (2,005)
Former partners
  and dependents . .                (114)      (135)       (87)       (48)
                                 -------    -------    -------    -------
Net cash outflow
  from distribu-
  tions. . . . . . .              (5,090)    (3,320)    (2,540)    (2,053)
                                 -------    -------    -------    -------
Net cash inflow/(outflow)
  before financing .               1,554       (255)     2,167        (87)
                                 -------    -------    -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

(US$ in thousands, except where stated otherwise)



                          Notes    1998       1997       1996      1995
                          -----  -------    -------    -------    -------

Financing
Capital element of
  finance lease
  rental payments. .                (125)      (118)      (114)       (76)
                                 -------    -------    -------    -------

Net cash outflow
  from financing . .                (125)      (118)      (114)       (76)

Increase/(decrease)
  in cash. . . . . .         13    1,429       (373)     2,053       (163)
                                 -------    -------    -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

NOTES TO THE COMBINED FINANCIAL STATEMENTS
YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)


1.    ACCOUNTING POLICIES

      PREPARATION OF COMBINED FINANCIAL STATEMENTS

      These combined financial statements have been prepared solely for the purpose of the proposed transaction with LaSalle Partners Incorporated and do not replace the normal financial statements of Jones Lang Wootton - Irish practice which are prepared under different accounting policies and drawn up to different dates.

      DESCRIPTION OF BUSINESS

      Jones Lang Wootton - Irish Practice, provides advice on all aspects of commercial real estate. Substantially all of the turnover arises from services provided in the Republic of Ireland.

      ACCOUNTING CONVENTION

      The combined financial statements have been prepared under the historical cost convention, as modified by the revaluation of an operating leasehold interest, and in accordance with accounting principles generally accepted in Ireland and the United Kingdom.

      BASIS OF COMBINATION

      The combined financial statements represent a combination of the financial statements of the Irish Partnership of Jones Lang Wootton and two corporate entities being Utrillo Limited and Jones Lang Wootton Property Management Services. These corporate entities are under the control of the Irish Partnership of Jones Lang Wootton -Irish Practice.

      Transactions and balances in respect of property management services, including monies held on behalf of clients and staff costs of certain staff employed on behalf of property management clients are not reflected within the financial statements.

      PARTNERS' REMUNERATION

      Remuneration of proprietary partners, including pension contributions and remuneration payable by corporate entities, is treated as partners' drawings and not charged in determining the profit for the year.

      Remuneration of salaried partners is included within administration expenses. Amounts owing to or from salaried partners are included within creditors and debtors.

      FEE INCOME

      Revenue is recognised upon substantial completion of the underlying engagement.

      DEPRECIATION

      Depreciation is provided on tangible assets using the following rates:

      Leasehold property            -     Period of Lease
      Office furniture and fittings -     12 1/2% straight line
      Motor vehicles                -     25% reducing balance
      Computer and other equipment  -     25% straight line

JONES LANG WOOTTON - IRISH PRACTICE

NOTES TO THE COMBINED FINANCIAL STATEMENTS
YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)


1.    ACCOUNTING POLICIES - CONTINUED

      TAXATION

      Corporation tax is provided on the taxable profits of the corporate entities. The taxation payable on partnership profit is a personal liability of the partners and no current or deferred taxation is provided on the profits attributable to the partners.

      DEFERRED TAXATION

      Deferred taxation is provided at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future.

      WORK IN PROGRESS

      Work in progress is included in respect of engagements which are not dependent on future events and which have not been substantially completed.

Work in progress is valued at the lower of cost, including attributable overheads, and net realisable value.

      LEASED ASSETS

      Assets held under finance leases are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding.

      Operating lease rentals are charged to profit and loss in equal amounts over the lease terms.

      PENSION COSTS

      Eligible employees participate in defined benefit pension schemes, the assets of which are held in separate trustee administered funds. Costs are charged to the profit and loss account so as to spread the cost over the service lives of the participating employees.

      FOREIGN EXCHANGE

      The functional currency is Irish pounds and the transactions are recorded in Irish pounds. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates at that date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction, all differences being dealt with in the profit and loss account.

      The reporting currency for the purposes of these financial statements is the United States dollar. The Irish pound combined financial statements have been translated using the closing rate of exchange for the balance sheet and the weighted average rate of exchange for the profit and loss account and movements in partners funds. The opening partners' funds have been translated using the rate of 1 January 1995. All differences arising as a result of translation have bene taken directly to the foreign exchange translation reserve.

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

2.    PROFIT ON ORDINARY ACTIVITIES
      BEFORE TAXATION
                                   1998       1997       1996       1995
                                 -------    -------    -------    -------
      The profit is stated
        after crediting:
      Rents receivable . . . .        54         57         61         61
                                 -------    -------    -------    -------
      and charging:
      Depreciation:
      - own assets . . . . . .       246        224        132        168
      - assets held under
        finance leases . . . .       102        129        134         21
      Interest payable and
        similar charges
      - bank overdraft . . . .        16         18         18         18
      - finance charges
        on leased assets . . .        27         42         64          3
      Operating lease
        charges. . . . . . . .       250        261        282        280
                                 -------    -------    -------    -------

3.    STAFF COSTS
                                   1998       1997       1996       1995
                                 -------    -------    -------    -------
      Wages and salaries . . .     3,197      2,899      2,975      2,833
      Social Security costs. .       269        251        240        218
      Pension Costs. . . . . .        79        169        190        244
                                 -------    -------    -------    -------
                                   3,545      3,319      3,405      3,295
                                 -------    -------    -------    -------
      Comprising:

      Jones Lang Wootton &
       Jones Lang Wootton
       Property Management
       Services. . . . . . . .     2,598      2,440      2,520      2,409
      Utrillo Limited. . . . .       947        879        885        886
                                 -------    -------    -------    -------
                                   3,545      3,319      3,405      3,295
                                 -------    -------    -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

3.    STAFF COSTS - CONTINUED

      Average number of
       employees:
       (excluding proprietary
       partners)
                                      No.        No.        No.        No.

      Technical administration:
      Jones Lang Wootton &
        Jones Lang Wootton
        Property Management
        Services . . . . . . .        46         47         46         47
      Utrillo Limited. . . . .        37         36         36         36
                                 -------    -------    -------    -------

                                      83         83         82         83
                                 -------    -------    -------    -------


4.    TAXATION ON PROFIT ON ORDINARY ACTIVITIES

                                   1998       1997       1996       1995
                                 -------    -------    -------    -------
      Based on the profit
        for the year:
        Corporation tax
        on corporate
        entities . . . . . . .     --             4          4      --
                                 -------    -------    -------    -------


      No taxation is provided on the profits of the partnership in accordance with the accounting policies as such taxation is a personal liability of the partners.

      There are no differences which give rise to material deferred tax timing differences.

JONES LANG WOOTTON - IRISH PRACTICE

NOTES TO THE COMBINED FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

5.    TANGIBLE FIXED ASSETS
                                                  Office             Computers
                                   Motor         Furniture           and Other         Leasehold
                                  Vehicles      and Fittings         Equipment         Interest            Total
                                  --------      ------------         ---------         ---------          -------
      COST OR VALUATION
      At 1 January 1997               507             1,145               747             --                2,399
      Additions. . . . .              386                79                91             --                  556
      Disposals. . . . .             (216)            --                   (1)            --                 (217)
      On revaluation . .            --                --                --                  285               285
      Foreign exchange
        translation
        differences. . .              (88)             (185)             (122)            --                 (395)
                                  -------           -------           -------           -------           -------
      At 31 December
        1997 . . . . . .              589             1,039               715               285             2,628
      Additions. . . . .            --                    6               125             --                  131
      Disposals. . . . .              (35)               (1)               (1)            --                  (37)
      On revaluation . .            --                --                --                --                --
      Foreign exchange
        translation
        differences. . .               22                41                33                11               107
                                  -------           -------           -------           -------           -------
      At 31 December
        1998 . . . . . .              576             1,085               872               296             2,829
                                  -------           -------           -------           -------           -------
ACCUMULATED DEPRECIATION
      At 1 January
        1997 . . . . . .              214               448               517             --                1,179
      charge for year. .              124               136                93             --                  353
      Disposals. . . . .             (151)            --                --                --                 (151)
      Foreign exchange
        translation
        differences. . .              (32)              (77)              (87)            --                 (196)
                                  -------           -------           -------           -------           -------




JONES LANG WOOTTON - IRISH PRACTICE

NOTES TO THE COMBINED FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

5.    TANGIBLE FIXED ASSETS - CONTINUED


                                                  Office             Computers
                                   Motor         Furniture           and Other         Leasehold
                                  Vehicles      and Fittings         Equipment         Interest            Total
                                  --------      ------------         ---------         ---------          -------
      At 31 December
        1997 . . . . . .              155               507               523             --                1,185
      Charge for year. .              110               113               106                19               348
      Disposals. . . . .              (11)            --                --                --                  (11)
      Foreign exchange
        translation
        differences. . .                9                24                25             --                   58
                                  -------           -------           -------           -------           -------
      At 31 December
        1998 . . . . . .              263               644               654                19             1,580
                                  -------           -------           -------           -------           -------
      NET BOOK VALUE
      At 31 December
        1998
      Cost   . . . . . .              313               441               218             --                  972
      Valuation. . . . .            --                --                --                  277               277
                                  -------           -------           -------           -------           -------
                                      313               441               218               277             1,249
                                  -------           -------           -------           -------           -------

      At 31 December
        1997 . . . . . .              434               532               192               285             1,443
                                  -------           -------           -------           -------           -------
      At 31 December
        1996 . . . . . .              293               697               230             --                1,220
                                  -------           -------           -------           -------           -------


JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

5.    TANGIBLE FIXED ASSETS - CONTINUED

      The leasehold premises, which are held under an operating lease, were valued as at 31 December 1997 by Harrington Bannon, Chartered Valuation Surveyors, on an open market value basis reflecting existing use.

      The net book value of fixed assets includes an amount of US$287 (1997: US$380) in respect of assets held under finance leases.

6.    WORK IN PROGRESS

      There is no material work in progress at the balance sheet dates.

7.    DEBTORS
                                              1998       1997       1996
                                            -------    -------    -------

      Trade debtors. . . . . . . . . . .      1,763      1,481      1,455

      Prepayments and accrued income . .        533      1,130        983
                                            -------    -------    -------
                                              2,296      2,611      2,438
                                            -------    -------    -------

8.    CREDITORS: (Amounts falling
      due within one year)
                                              1998       1997       1996
                                            -------    -------    -------
      Bank overdraft . . . . . . . . . .        894         19          8
      Taxation and social security . . .        527        328        457
      Accruals . . . . . . . . . . . . .      1,226        816        950
      Obligations under finance
        leases (note 10) . . . . . . . .        136        125        134
                                            -------    -------    -------
                                              2,783      1,288      1,549
                                            -------    -------    -------

9.    CREDITORS: (Amounts falling due
      after more than one year)
                                              1998       1997       1996
                                            -------    -------    -------
      Obligations under finance
      leases (note 10) . . . . . . . . .        121        247        441
                                            -------    -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

10.   LEASE OBLIGATIONS

      Net lease obligations to third parties under finance leases were as follows:
                                              1998       1997       1996
                                            -------    -------    -------
      The minimum lease payments to
      which the practice was committed
      at 31 December were as follows:

      Due within one year. . . . . . . .        152        151        181
      Due within two to five years . . .        127        268        498
                                            -------    -------    -------
                                                279        419        679
      Less: Interest allocated to
      future periods . . . . . . . . . .        (22)       (47)      (104)
                                            -------    -------    -------
                                                257        372        575
                                            -------    -------    -------
      The leases expire:
      Within one year. . . . . . . . . .        136        125        134
      After more than one year . . . . .        121        247        441
                                            -------    -------    -------
                                                257        372        575
                                            -------    -------    -------

      At 31 December 1998 there were commitments to make annual payments of US$249 in respect of an operating lease on a property, which expires after five years. Under the terms of the lease the annual rental payments are due for review on 1 November 1999.

11.   RECONCILIATION OF OPERATING PROFIT TO NET
      CASH INFLOW FROM OPERATING ACTIVITIES

                                   1998       1997       1996       1995
                                 -------    -------    -------    -------

      Operating profit . . . .     5,438      3,803      4,045      1,695
      Depreciation . . . . . .       348        353        266        189
      Decrease/(Increase)
        in debtors . . . . . .       406       (586)      (157)        82
      Increase/(Decrease)
        in creditors . . . . .       545        (39)       702        413
                                 -------    -------    -------    -------
      Net cash inflow from
        operating activities .     6,737      3,531      4,856      2,379
                                 -------    -------    -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

12.   ANALYSIS OF NET FUNDS

                       Cash   Exchange            Cash   Exchange
              1996     flow   movement   1997     flow   movement   1998
             ------   ------  --------  ------   ------  --------  ------
Cash in
 hand and
 at bank .    1,211     (360)    (175)     676    2,274      103    3,053
Overdraft.       (8)     (13)       2      (19)    (845)     (29)    (893)
             ------   ------   ------   ------   ------   ------   ------
              1,203     (373)    (173)     657    1,429       74    2,160
Finance
 leases. .     (575)     118       85     (372)     125      (11)     258
             ------   ------   ------   ------   ------   ------   ------
Total. . .      628     (255)     (88)     285    1,554       63    1,902
             ------   ------   ------   ------   ------   ------   ------

                                            Cash     Exchange
                                 1998       flow     movement      1997
                               -------    -------    --------    -------
      Cash in hand and
        at bank. . . . . .       3,053      2,274        103         676
      Overdraft. . . . . .        (893)      (845)       (29)        (19)
                               -------    -------    -------     -------
                                 2,160      1,429         74         657
      Finance leases . . .         258        125        (11)       (372)
                               -------    -------    -------     -------
      Total  . . . . . . .       1,902      1,554         63         285
                               =======    =======    =======     =======


13.   RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

                                 1998       1997       1996        1995
                               -------    -------    --------    -------
(Decrease)/increase in
   cash in the year. . . .       1,429       (373)     2,053        (163)

Cash outflow from
  decrease in lease
  financing  . . . . . . .         125        118        113          75
                               -------    -------    -------     -------
Change in net funds
  resulting from
  cash flows . . . . . . .       1,554       (255)     2,166         (88)

New finance leases . . . .       --         --          (258)       (403)

Translation difference . .          63        (88)        16         (21)
                               -------    -------    -------     -------
Movement in net
  funds in the year. . . .       1,617       (343)     1,924        (512)

Net funds at start
  of year    . . . . . . .         285        628     (1,296)       (784)
                               -------    -------    -------     -------
Net funds at
  end of year. . . . . . .       1,902        285        628      (1,296)
                               -------    -------    -------     -------

JONES LANG WOOTTON - IRISH PRACTICE

NOTES TO THE COMBINED FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

14.   PARTNERS' FUNDS
                                                                         Partners
                                           Foreign                       balances
                                           exchange                      (including     Provision
                                          translation    Revaluation      retired          for
                                           reserves       reserves       partners)      annuitants        Total
                                          -----------    -----------    -----------     ----------      ---------
At 1 January 1995. . . . . . . . . . .         --             --             1,609          --             1,609
Profit for year. . . . . . . . . . . .         --             --             1,631          --             1,631
Partners drawings net of cash
  introduced . . . . . . . . . . . . .         --             --            (2,005)         --            (2,005)
Foreign exchange translation
  differences. . . . . . . . . . . . .            62          --             --             --                62
                                             -------        -------        -------        -------        -------
At 31 December 1995. . . . . . . . . .            62          --             1,235          --             1,297
Profit for year. . . . . . . . . . . .         --             --             3,893          --             3,893
Partners drawings net of cash
  introduced . . . . . . . . . . . . .         --             --            (2,453)         --            (2,453)
Foreign exchange translation
  differences. . . . . . . . . . . . .           142          --             --             --               142
                                             -------        -------        -------        -------        -------
At 31 December 1996. . . . . . . . . .           204          --             2,675          --             2,879

Profit for year. . . . . . . . . . . .         --             --             3,695          --             3,695
Partners drawings net of cash
  introduced . . . . . . . . . . . . .         --             --            (3,185)         --            (3,185)
Foreign exchange translation
  differences. . . . . . . . . . . . .          (479)         --             --             --              (479)
Unrealised surplus on revaluation
  of leasehold interest. . . . . . . .         --               285          --             --               285
                                             -------        -------        -------        -------        -------
At 31 December 1997. . . . . . . . . .          (275)           285          3,185          --             3,195

Profit for year. . . . . . . . . . . .         --             --             5,337          --             5,337
Partners drawings, net of cash
  introduced . . . . . . . . . . . . .         --             --            (4,976)         --            (4,976)
Foreign exchange translation
  differences. . . . . . . . . . . . .           139             (9)             9          --               139
Provision for annuitants . . . . . . .         --             --            (1,000)         1,000          --
                                             -------        -------        -------        -------        -------
At 31 December 1998. . . . . . . . . .          (136)           276          2,555          1,000          3,695
                                             =======        =======        =======        =======        =======

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

14.   PARTNERS' FUNDS - CONTINUED

      On 3 September 1998 the three UK partners retired from the partnership and two salaried partners were admitted to the partnership as profit sharing partners. For the purposes of the 1998 combined financial statements the remuneration of the two newly admitted partners has been charged in determining the profit for the year and amounts owing to them have been included in creditors with no transactions or balances reflected through Partners Funds. The Partners' Funds at 31 December 1998 include amounts owing to the retired partners.

15.   COMMITMENTS

      The partnership had commitments to a former partner and a dependent of a former partner to pay annuities. The annuities were dependent on, and calculated on, profits for each year. In the case of the dependent, the annuity also depended on the life span of the annuitant. No provision has been included in the financial statements for any annuities payable in subsequent years based on profits of subsequent years as they could not be determined with reasonable accuracy.

      In 1998 an agreement was reached with the annuitants for US$1,137 to purchase the right to these annuities. US$137 of this was paid in 1998. The payment of the balance of US$1,000 is conditional upon the completion of the transaction with LaSalle Partners Incorporated and if this does not proceed the partnership will continue to pay the annuitant.

16.   PENSION COMMITMENTS

      Jones Lang Wootton Partnership and Utrillo Limited operate separate defined benefit schemes, which provide benefits based on final pensionable salaries for eligible employees and salaried partners.

      The contributions are based on the advice of independent actuaries obtained at three yearly intervals, using the attained age method of funding.

      The last actuarial valuation of the partnership pension scheme was at 1 January 1998. The principal assumption in the valuation was that, over the long-term, the net return on investments will exceed the future salary increases by 2% per annum. The actuarial report of the partnership scheme disclosed that the actuarial value of the scheme's assets was US$3,148 and the actuarial accrued liability was US$1,647. The standard contribution rate as a percentage of salaries is 14.2%. The actuary has recommended that the future contribution rate until the next triennial valuation be 4% of salaries.

      The last actuarial valuation of the Utrillo Limited scheme as at 1 August 1996. The principal assumption was that, over the long term, the net return on investments would exceed future salary increases by 2% per annum. The Utrillo Limited actuarial report disclosed that the actuarial value of the scheme's assets was US$138 and the actuarial accrued liability was US$87. The actuary recommended a funding rate of 9.6% of the pensionable salaries until the next triennial valuation.

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

16.   PENSION COMMITMENTS

      The following are reflected in the financial statements:

                                 1998       1997       1996       1995
                               -------    -------    -------    -------
      Pension costs. . . . .        79        169        190        244
                               -------    -------    -------    -------
      Prepaid pension costs
        included in pre-
        payments and
        accrued income . . .        73         70         53
                               -------    -------    -------
      Accrued pension
        costs included
        in accruals. . . . .     --         --         --
                               =======    =======    =======

17.   RELATED PARTY DISCLOSURES

      At 31 December 1998 Jones Lang Wootton - Irish Practice owed $390 to Jones Lang Wootton English Partnership. This arises mainly from recharge expenses.

18.   INFORMATION REGARDING CORPORATE ENTITIES

      The corporate entities which are wholly owned and controlled by Jones Lang Wootton - Irish Practice are:

                                 Country of
      Company                    Incorporation     Activity
      -------                    -------------     --------
      Utrillo Limited            Ireland           Staff services provider

      Jones Lang Wootton         Ireland           Property management
      Property Management                          services provider
      Services

      JLW Financial Services     Ireland           Dormant company
      Limited

      JLW Limited                Ireland           Dormant company

      Jones Lang Wootton         Ireland           Dormant company
      Limited

19.   YEAR 2000 AND EURO

      The JLW Ireland Group conducts its business primarily with systems utilising commercial software purchased from suppliers and customised software. Efforts to ensure that such systems, data communication and telecommunications equipment are Year 2000 compliant are being coordinated on a global basis by the JLW Companies. The Jones Lang Wootton - Irish Practice has determined that its accounting systems are not Year 2000 compliant and plans to replace these systems before June 1999 at an estimated cost of US$100. Other software, systems and equipment are expected to be substantially Year 2000 compliant, and completion of Year 2000 compliance is not expected to have a material impact on the business, operations or financial condition of the Jones Lang Wootton - Irish Practice.

      There is no immediate requirement on the Practice to deal with Euro transactions.

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

20.   SIGNIFICANT DIFFERENCES BETWEEN IRISH/UK GAAP AND US GAAP

      The combined financial statements are prepared in accordance with Irish/UK GAAP which differs in certain significant respects from US GAAP. Ireland and the UK adopt common accounting standards. The principal differences that affect the combined profit for the years and the partners' funds are explained below and the approximate effect is shown below the explanations.

      PENSIONS

      Under Irish/UK GAAP, pension costs are accounted for in accordance with the rules set out in Standard Statement of Accounting Practice No. 24, where the expected cost of providing pensions, as calculated by actuaries, is charged to the profit and loss so as to spread the cost of pensions over the service lives of the employees under the scheme. The differences between Irish/UK GAAP and US GAAP occur primarily in the way the actuarial assumptions are made and the methods used to calculate market values for the pension plan assets. The adjustment under US GAAP relates to the recognition of the pension surplus over the expected working lifetime of active members after taking account of the transition asset arising upon adoption of the U.S. Financial Accounting Standards Board's Statement of Financial Accounting Standard No. 87.

      REVALUATION OF ASSETS

      Irish/UK GAAP permits tangible fixed assets to be recorded at a valuation, with depreciation charged to the profit and loss account based on revalued amounts. Under US GAAP, there is a specific requirement for tangible fixed assets to be recorded at cost.

      DEFERRED TAXATION

      Under Irish/UK GAAP, taxation is provided for at the anticipated tax rates on timing differences arising from the inclusion of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future. Under US GAAP, deferred taxation is provided for on all temporary differences under the liability method subject to a valuation allowance on deferred tax assets where applicable.

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

20.   SIGNIFICANT DIFFERENCES BETWEEN IRISH/UK GAAP AND US GAAP - CONTINUED

      EFFECT ON DIFFERENCES

      The effect on profit in the combined financial statements of significant differences between Irish/UK GAAP and US GAAP is as follows:

                                   1998       1997       1996       1995
                                 -------    -------    -------    -------

      Profit after taxation
        under Irish/UK GAAP. .     5,451      3,830      3,980      1,679

      Adjustments:
      Employee pension costs .       242        209        175        151
      Depreciation . . . . . .        19      --         --         --
      Deferred taxation. . . .       (77)       (76)       (65)       (55)
                                 -------    -------    -------    -------
      Net earnings as
        reported in
        accordance with
        US GAAP. . . . . . . .     5,635      3,963      4,090      1,775
                                 =======    =======    =======    =======



      The effect on partners' funds of significant differences between Irish/UK GAAP and US GAAP is as follows:

                                              1998       1997       1996
                                            -------    -------    -------
      Partners' funds in accordance
        with Irish/UK GAAP . . . . . . .      3,695      3,195      2,879
      Adjustments:
      Unrealised surplus on revalua-
        tion of leasehold interest
        and amortisation . . . . . . . .       (276)      (285)     --
      Employee pension costs . . . . . .      1,065        784        694
      Deferred taxation. . . . . . . . .       (364)      (273)      (239)
                                            -------    -------    -------

      Partners' funds as reported in
        accordance with US GAAP. . . . .      4,120      3,421      3,334
                                            -------    -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

20.   SIGNIFICANT DIFFERENCES BETWEEN IRISH/UK GAAP AND US GAAP - CONTINUED

      COMBINED STATEMENTS OF CASH FLOWS

      The combined statements of cash flows prepared under Irish/UK GAAP differ in certain presentational respects from the format required under Statement of Cash Flows ("SFAS") 95. Under Irish/UK GAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

      Under SFAS 95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

      Summary combined cash flow information as presented in accordance with SFAS 95:

                                   1998       1997       1996       1995
                                 -------    -------    -------    -------
      Cash was provided by
        (used in):

      Operating activities . .     6,750      3,542      4,795      2,358

      Investing activities . .      (106)      (477)       (88)      (392)

      Financing activities . .    (4,370)    (3,425)    (3,568)    (1,956)
                                 -------    -------    -------    -------

      Net increase/(decrease)
        in cash. . . . . . . .     2,274       (360)     1,139         10

      Exchange movement. . . .       103       (175)        55      --

      Cash at the beginning
        of the period. . . . .       676      1,211         17          7
                                 -------    -------    -------    -------

      Cash at the end
        of the period. . . . .     3,053        676      1,211         17
                                 -------    -------    -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

20.   SIGNIFICANT DIFFERENCES BETWEEN IRISH/UK GAAP AND US GAAP - CONTINUED

      A reconciliation between the combined statement of cash flows presented in accordance with Irish/UK GAAP and US GAAP is set out below:

                                   1998       1997       1996       1995
                                 -------    -------    -------    -------
      Operating activities:

      Net cash inflow from
        operating activities
        (Irish/UK GAAP). . . .     6,737      3,531      4,856      2,379

      Interest received. . . .        56         78         21      --
      Interest paid. . . . . .       (16)       (18)       (18)       (18)
      Interest element
        of finance lease
        rentals. . . . . . . .       (27)       (42)       (64)        (3)
      Tax paid . . . . . . . .     --            (7)     --         --
                                 -------    -------    -------    -------
      Net cash provided by
        operating activities
        (US GAAP). . . . . . .     6,750      3,542      4,795      2,358
                                 -------    -------    -------    -------

      Investing activities:

      Net cash outflow from
        capital expenditure
        (Irish/UK GAAP). . . .      (106)      (477)       (88)      (392)
                                 -------    -------    -------    -------
      Net cash used in
        investing activities
        (US GAAP). . . . . . .      (106)      (477)       (88)      (392)
                                 -------    -------    -------    -------

      Financing activities:

      Net cash outflow from
        financing
        (Irish/UK GAAP). . . .      (125)      (118)      (114)       (76)

      Partners drawings. . . .    (5,090)    (3,320)    (2,540)    (2,053)

      Increase/(decrease)
        in overdraft . . . . .       845         13       (914)       173
                                 -------    -------    -------    -------

      Net cash used in
        financing activities
        (US GAAP). . . . . . .    (4,370)    (3,425)    (3,568)    (1,956)
                                 -------    -------    -------    -------

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

21.   BALANCE SHEET AND PROFIT AND LOSS ACCOUNT UNDER US GAAP

      The following combined balance sheet and profit and loss accounts have been prepared in accordance with US GAAP and reflect the adjustments detailed in Note 20:

      BALANCE SHEET
                                              1998       1997       1996
                                            -------    -------    -------
      ASSETS

      CURRENT ASSETS
      Cash and cash equivalents. . . . .      3,054        676      1,211
      Trade receivables, net . . . . . .      1,827      2,387      2,265
      Prepaid expenses . . . . . . . . .        395        154        120
                                            -------    -------    -------
      TOTAL CURRENT ASSETS . . . . . . .      5,276      3,217      3,596

      Property and equipment, at cost,
      less accumulated depreciation of
      US$1,561, US$1,185 and
      US$1,179 in 1998, 1997 and 1996,
      respectively . . . . . . . . . . .        973      1,158      1,220
      Other non current assets . . . . .      1,138        853        746
                                            -------    -------    -------
      TOTAL ASSETS . . . . . . . . . . .      7,387      5,228      5,563
                                            -------    -------    -------

      LIABILITIES AND PARTNERS' FUNDS

      CURRENT LIABILITIES
      Accounts payable and accrued
      liabilities. . . . . . . . . . . .      1,888        702        912
      Taxation . . . . . . . . . . . . .      --         --             4
      Other liabilities. . . . . . . . .      --            61         51
      Employee entitlements. . . . . . .      --           505        574
      Borrowings . . . . . . . . . . . .        894         20          8
                                            -------    -------    -------

      TOTAL CURRENT LIABILITIES. . . . .      2,782      1,288      1,549
      Deferred tax liability . . . . . .        364        273        238
      Other long-term liabilities. . . .        121        246        441
                                            -------    -------    -------
      TOTAL LIABILITIES. . . . . . . . .      3,267      1,807      2,228
                                            -------    -------    -------
      Partners balances. . . . . . . . .      3,288      3,743      3,099
      Foreign exchange translation
      reserve. . . . . . . . . . . . . .       (168)      (322)       235
      Provision for annuitants . . . . .      1,000      --         --
                                            -------    -------    -------
      TOTAL PARTNERS FUNDS . . . . . . .      4,120      3,421      3,334
                                            -------    -------    -------
      TOTAL LIABILITIES AND
      PARTNERS FUNDS . . . . . . . . . .      7,387      5,228      5,562
                                            =======    =======    =======

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

21.   BALANCE SHEET AND INCOME STATEMENT UNDER US GAAP - CONTINUED

      INCOME STATEMENT

                                   1998       1997       1996       1995
                                 -------    -------    -------    -------
      REVENUE

      Operating revenue. . . .    12,107      9,223      9,466      6,953

      Interest revenue . . . .        56         78         21      --
                                 -------    -------    -------    -------

      TOTAL REVENUE. . . . . .    12,163      9,301      9,487      6,953
                                 -------    -------    -------    -------

      OPERATING EXPENSES

      Compensation and
        benefits . . . . . . .     3,303      3,110      3,230      3,144

      Operating, administra-
        tive . . . . . . . . .     1,703      1,735      1,750      1,769

      Depreciation . . . . . .       329        353        266        189

      Merger related non-
        recurring expenditure.     1,073      --         --         --
                                 -------    -------    -------    -------
      TOTAL OPERATING
        EXPENSES . . . . . . .     6,408      5,198      5,246      5,102
                                 -------    -------    -------    -------
      OPERATING INCOME . . . .     5,755      4,103      4,241      1,851

      Interest expense . . . .        43         60         82         21
                                 -------    -------    -------    -------
      EARNINGS BEFORE PROVI-
        SION FOR TAXATION. . .     5,712      4,043      4,159      1,830

      Provision for income
        tax. . . . . . . . . .     --             4          4      --
      Deferred taxation
        expense. . . . . . . .        77         76         65         55
                                 -------    -------    -------    -------

      NET EARNINGS . . . . . .     5,635      3,963      4,090      1,775
                                 =======    =======    =======    =======

JONES LANG WOOTTON - IRISH PRACTICE

YEARS ENDED 31 DECEMBER 1998, 1997, 1996 AND 1995
(US$ in thousands, except where stated otherwise)

21.   BALANCE SHEET AND PROFIT AND LOSS ACCOUNT UNDER US GAAP - CONTINUED

      In addition to the adjustments made as presented in Note 19, the following reclassifications have been made between the Irish/UK GAAP balance sheet and the US GAAP balance sheet in note 20 to the accounts.

      TRADE RECEIVABLES:

      Included in trade receivables are the following balances:

                                              1998       1997       1996
                                            -------    -------    -------
      Trade debtors. . . . . . . . . . .      1,763      1,481      1,455
      Unbilled fee income. . . . . . . .         64        906        810
      Work in progress . . . . . . . . .      --         --         --
                                            -------    -------    -------
      Trade receivables reported in
        accordance with US GAAP. . . . .      1,827      2,387      2,265
                                            -------    -------    -------

      Unbilled fee income is included in prepayments and accrued income in the Irish/UK GAAP balance sheet.

      OTHER NON-CURRENT ASSETS:

      Other non-current assets in the US GAAP balance sheet comprises the pension scheme asset under US GAAP.

      OTHER CURRENT LIABILITIES:
                                              1998       1997       1996
                                            -------    -------    -------
      Other current liabilities comprise:

      Obligations under finance leases .        136        125        134
      Other creditors. . . . . . . . . .      1,225        249        325
      Other taxes. . . . . . . . . . . .        527        328        453
                                            -------    -------    -------
      Other current liabilities
        reported in accordance
        with US GAAP . . . . . . . . . .      1,888        702        912
                                            -------    -------    -------

      Other taxes include social security, payroll taxes, value added tax, which under Irish/UK GAAP are included in taxation and social security. Under US GAAP, taxation includes only the corporate tax liabilities.

JLW ASIA HOLDINGS LIMITED



INDEPENDENT AUDITORS' REPORT
THE BOARD OF DIRECTORS OF JLW ASIA HOLDINGS LIMITED

We have audited the accompanying Group balance sheets of JLW Asia Holdings Limited and subsidiaries as of 31 December 1998 and 1997, and the related Group profit and loss accounts, Group statements of total recognised gains and losses, reconciliations of shareholders' funds and cash flows for each of the years in the three-year period ended 31 December 1998. These Group financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these Group financial statements based on our audits. We did not audit the financial statements of JLW Property Consultants Pte Ltd and its subsidiaries, a wholly-owned subsidiary, which statements reflect total assets constituting 24 percent and 20 percent in 1998 and 1997, respectively, and total turnover constituting 22 percent, 21 percent and 25 percent in 1998, 1997 and 1996, respectively of the related Group totals. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for JLW Property Consultants Pte Ltd and its subsidiaries, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in Hong Kong, which are substantially equivalent to auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the Group financial statements referred to above present fairly, in all material respects, the financial position of JLW Asia Holdings Limited and subsidiaries as of 31 December 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended 31 December 1998, in conformity with generally accepted accounting principles in the United Kingdom as explained in note 1 to the financial statements.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations for each of the years in the three-year period ended 31 December 1998, and shareholders' funds as of 31 December 1998 and 1997, to the extent summarized in note 22 to the Group financial statements.


KPMG
Certified Public Accountants
Hong Kong, 19 February 1999

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

GROUP PROFIT AND LOSS ACCOUNTS
FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)


                                     Note     1998       1997       1996
                                    -----   -------    -------    -------

FEE INCOME   . . . . . . . . . . . .    2    60,997     76,796     65,371

Administrative expenses. . . . . . .        (51,956)   (61,821)   (54,157)

Merger-related non-recurring
  charges    . . . . . . . . . . . .         (7,080)     --         --

Fees, salaries and allowances
  in respect of profit sharing
  arrangements . . . . . . . . . . .    6    (3,421)    (4,430)    (3,383)

Other operating income . . . . . . .          2,413      2,087      2,190

(Loss)/income from interest in
  associated undertaking . . . . . .    8       (35)       369        752
                                            -------    -------    -------

OPERATING PROFIT . . . . . . . . . .    3       918     13,001     10,773

Profit on sale of fixed assets . . .             24         62        207
Bank interest receivable . . . . . .            113        293        192
Interest payable . . . . . . . . . .           (226)      (225)      (482)
                                            -------    -------    -------

PROFIT ON ORDINARY ACTIVITIES
  BEFORE TAXATION. . . . . . . . . .            829     13,131     10,690

Tax on profit on ordinary
  activities . . . . . . . . . . . .    5    (1,287)    (2,162)    (1,467)
                                            -------    -------    -------
(LOSS)/PROFIT FOR THE YEAR . . . . .           (458)    10,969      9,223

RETAINED PROFIT AS AT
  BEGINNING OF YEAR. . . . . . . . .   16    12,716     16,554     14,971

DISTRIBUTIONS IN RESPECT
  OF PROFIT SHARING ARRANGEMENTS . .    6    (3,885)   (14,807)    (7,640)
                                            -------    -------    -------

RETAINED PROFIT AS AT
  END OF YEAR. . . . . . . . . . . .   16     8,373     12,716     16,554
                                            =======    =======    =======


All activities derive from continuing operations.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

GROUP BALANCE SHEETS AT 31 DECEMBER 1998 AND 1997
(United States dollars in thousands, unless where stated otherwise)


                                                Note     1998       1997
                                                ----   -------    -------
FIXED ASSETS
Tangible assets. . . . . . . . . . . . . . .       7     5,219      5,111
Interest in associated undertaking . . . . .       8     --           597
                                                       -------    -------
                                                         5,219      5,708
                                                       -------    -------

CURRENT ASSETS
Debtors      . . . . . . . . . . . . . . . .       9    24,374     20,194
Cash at bank and in hand . . . . . . . . . .             4,966      8,743
                                                       -------    -------
                                                        29,340     28,937

CREDITORS:  amounts falling due
  within one year. . . . . . . . . . . . . .      10    24,099     20,072
                                                       -------    -------
NET CURRENT ASSETS . . . . . . . . . . . . .             5,241      8,865
                                                       =======    =======

TOTAL ASSETS LESS CURRENT LIABILITIES. . . .            10,460     14,573

CREDITORS: amounts falling due after
  more than one year . . . . . . . . . . . .      11     1,889      1,649

DEFERRED TAXATION. . . . . . . . . . . . . .      14       198        193
                                                       -------    -------
                                                         8,373     12,731
                                                       -------    -------

CAPITAL AND RESERVES
Called up share capital. . . . . . . . . . .      15     --         --
Exchange fluctuation reserve . . . . . . . .      16     --            15
Profit and loss account. . . . . . . . . . .      16     8,373     12,716
                                                       -------    -------
Equity shareholders' funds . . . . . . . . .             8,373     12,731
                                                       =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

GROUP CASH FLOW STATEMENTS
FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)


                                     Note     1998       1997       1996
                                    -----   -------    -------    -------
NET CASH INFLOW FROM
  OPERATING ACTIVITIES . . . . . . .17(a)     3,822     20,694      8,929

RETURNS ON INVESTMENTS AND
  SERVICING OF FINANCE
Finance lease charges. . . . . . . .           (153)      (107)      (349)
Interest received. . . . . . . . . .            113        293        192
Interest paid. . . . . . . . . . . .           (226)      (225)      (482)
                                            -------    -------    -------
                                              3,556     20,655      8,290
TAXATION
Tax paid     . . . . . . . . . . . .         (1,865)      (877)    (1,060)
                                            -------    -------    -------
                                              1,691     19,778      7,230

CAPITAL EXPENDITURE AND
  FINANCIAL INVESTMENT
Payments to acquire fixed assets . .           (408)      (744)    (2,563)
Receipts from sales of
  fixed assets . . . . . . . . . . .            218        320      1,478
                                            -------    -------    -------
                                              1,501     19,354      6,145

EQUITY DIVIDENDS PAID
Distributions in respect of profit
  sharing arrangements paid. . . . .         (3,418)   (14,807)    (7,640)

MANAGEMENT OF LIQUID RESOURCES
Decrease/(increase) in short
  term deposits. . . . . . . . . . .17(b)     5,497     (2,684)     2,048
                                            -------    -------    -------
NET CASH FLOW BEFORE FINANCING . . .          3,580      1,863        553

FINANCING
New long-term loans. . . . . . . . .17(b)     --         --         1,220
Repayment of long-term loans . . . .17(b)      (413)      (820)     --
Repayment of capital elements
  of finance lease rentals . . . . .17(b)    (1,604)    (1,494)    (1,574)
                                            -------    -------    -------
INCREASE/(DECREASE) IN CASH. . . . .17(c)     1,563       (451)       199
                                            =======    =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

GROUP STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES
FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)


                                     Note     1998       1997       1996
                                    -----   -------    -------    -------

(Loss)/profit for the year . . . . .           (458)    10,969      9,223

Exchange difference on
  retranslation of net assets. . . .   16       (15)        15        (15)
                                            -------    -------    -------

Total recognised gains and
  losses relating to the year. . . .           (473)    10,984      9,208
                                            =======    =======    =======





RECONCILIATION OF SHAREHOLDERS' FUNDS
FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)


                                     Note     1998       1997       1996
                                    -----   -------    -------    -------

Total recognised gains and losses. .           (473)    10,984      9,208

Distributions in respect of
  profit sharing arrangements. . . .    6    (3,885)   (14,807)    (7,640)
                                            -------    -------    -------

Total movements during the year. . .         (4,358)    (3,823)     1,568

Shareholders' funds at
  beginning of year. . . . . . . . .   16    12,731     16,554     14,986
                                            -------    -------    -------
Shareholders' funds at end of year .   16     8,373     12,731     16,554
                                            =======    =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)


1.    ACCOUNTING POLICIES

      DESCRIPTION OF BUSINESS

      JLW Asia Holdings Limited, through its operational subsidiaries, provides a full range of advisory, transactional and asset management services to a wide variety of local and international clients in almost every industry and service sector for all types of real estate. The Group's main geographical markets are Hong Kong, Singapore and Thailand, where a full range of services are provided. The Group also operates in Philippines, PRC, Vietnam and Myanmar, and earns significant income in the form of a technical service fee providing a full range of services in Indonesia.

      BASIS OF PREPARATION

      The accounts are prepared under the historical cost convention.

      The accounts are prepared in accordance with accounting principles generally accepted in the United Kingdom and comply with applicable United Kingdom accounting standards. The accounts do not necessarily contain all disclosures required by the Companies Acts.

      The accounts were approved by the Board of Directors on 19 February
1999.

      BASIS OF CONSOLIDATION

      The Group accounts consolidate the accounts of JLW Asia Holdings Limited and all its subsidiary undertakings as at 31 December 1998 and 1997, and for the years ended 31 December 1998, 1997 and 1996. The Group's financial statements include the accounts of all majority-owned and controlled subsidiaries in which the Group has more than a 50% voting equity interest.

      JLW Australia Pty. Limited, a member of the JLW Holdings Pty. Limited Group owns 10% of the voting shares of Jones Lang Wootton Limited and JLW Property Consultants Pte Limited. It also owns one "E" share in Jones Lang Wootton Limited. Although JLW Australia Pty. Limited owns these shares any participation in the profits of either Jones Lang Wootton Limited and JLW Property Consultants Pte Limited are totally at the discretion of JLW Asia Holdings Limited management. These accounts are under the common control and management of JLW Asia Holdings Limited and therefore consolidate 100% of the results and net assets of these subsidiary undertakings and do not recognise any minority interest. Management of JLW Australia Pty. Limited have confirmed that this minority interest will be excluded from the consolidated accounts of JLW Holdings Pty. Limited for the years ended 31 December 1998, 1997 and 1996.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

1.    ACCOUNTING POLICIES - CONTINUED

      The Group has a dominant influence over the control and voting rights in the board of JLW (Thailand) Limited. For this reason, the company is accounted for as a subsidiary company of JLW Asia Holdings Limited. The Group's Legal shareholding in this company is 49%. The Group has full control over the company.

      The Group accounts include the Group's in substance beneficial ownership share of the profits and net assets of the JLW Transact Group on an equity accounting basis.

      On the acquisition of a business, including an interest in an associated undertaking, fair values are attributed to the Group's share of net tangible assets. Where the cost of acquisition differs from the values attributable to such net assets, the difference is treated as purchased goodwill and is written off directly to reserves in the year of acquisition.

      The profit or loss on the disposal of previously acquired business includes the attributable amount of any purchased goodwill relating to that business.

      FEE INCOME

      Revenue is recognised upon substantial completion of the underlying contract, excluding VAT where applicable. All trading arise from the provision by the Group companies of advice on all aspects of commercial real estate and other services, including property management and related services.

      DEPRECIATION

      Depreciation is provided annually on the cost less residual value of various categories of fixed assets on a straight-line basis using the following rates:

      Motor vehicles                            20%
      Office furniture and equipment            20%
      Computer equipment                        25% - 33 1/3%
      Leasehold improvements                    Over the term of the lease

      TAXATION

      Taxation is provided on the taxable profits of the companies within the Group.

      DEFERRED TAXATION

      Deferred taxation is provided on timing differences, arising from the different treatment of items for accounts and taxation purposes, which are expected to reverse in the future and give rise to a tax liability, calculated at rates at which it is estimated that tax will arise.

      INVESTMENTS

      Investments are stated at cost less provision for any permanent diminution in value.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

1.    ACCOUNTING POLICIES - CONTINUED

      LEASES

      Assets held under finance leases are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding.

      Operating lease rentals are charged to income in equal amounts over the least term.

      FOREIGN EXCHANGE

      Transactions denominated in foreign currencies are translated into the reporting currency at the rates ruling at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date. These translation differences are dealt with in the profit and loss account.

      The functional currencies of JLW Asia Holdings Limited and its subsidiaries and associate undertaking are each of their respective local currencies. For purposes of preparing the Group financial statements, gains or losses that result from translating each of these financial statements expressed in their functional currency to United States dollars, the reporting currency of the Group, are included as a separate component of capital and reserves and entitled "Exchange fluctuation reserve".

      PROFIT SHARING ARRANGEMENTS

      The entitlement to cash distributions in respect of profit sharing arrangements are recognised as and when they become payable (note 6).

2.    TURNOVER AND SEGMENTAL ANALYSIS

      Turnover represents letting and sales commissions, valuation, project, management and other consulting fees. The directors are of the opinion that these activities are closely linked and not subject to significantly different risks or rates of growth. As a result it would not be meaningful to analyse the Group's results into classes of business.

      The Group operates within different geographical markets and turnover and Group profit/(loss) and net assets are analysed as follows:

      31 DECEMBER 1998
                               Hong Kong   Singapore   Others      Total
                              ----------   ---------   -------    -------
      Turnover . . . . . . . .    47,431      10,691     2,875     60,997
                                 =======     =======   =======    =======
      Profit/(loss) on
       ordinary activities
       before taxation . . . .     3,448          97    (2,716)       829
                                 =======     =======   =======    =======
      Net assets . . . . . . .     6,609         772       992      8,373
                                 =======     =======   =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

2.    TURNOVER AND SEGMENTAL ANALYSIS - CONTINUED

      31 DECEMBER 1997
                               Hong Kong   Singapore    Others     Total
                              ----------   ---------   -------    -------
      Turnover . . . . . . . .    51,864      16,545     8,387     76,796
                                 =======     =======   =======    =======
      Profit on ordinary
       activities before
       taxation. . . . . . . .     8,754       1,459     2,918     13,131
                                 =======     =======   =======    =======
      Net assets . . . . . . .     5,832       1,184     5,715     12,731
                                 =======     =======   =======    =======

      31 DECEMBER 1996
                               Hong Kong   Singapore    Others     Total
                              ----------   ---------   -------    -------
      Turnover . . . . . . . .    37,325      16,142    11,904     65,371
                                 =======     =======   =======    =======
      Profit on ordinary
       activities before
       taxation. . . . . . . .     3,614       1,063     6,013     10,690
                                 =======     =======   =======    =======
      Net assets . . . . . . .     6,150       1,788     8,616     16,554
                                 =======     =======   =======    =======


3.    OPERATING PROFIT

      Operating profit is stated after charging:

                                               1998      1997       1996
                                             -------   -------    -------
      Depreciation of owned assets . . .         512       593        513
      Depreciation of assets held
        under finance leases and
        hire purchase contracts. . . . .       1,473     1,331      1,350
      Finance lease charges. . . . . . .         153       107        349
      Operating lease rentals
      - land and buildings . . . . . . .       6,559     6,816      6,501
      - plan and machinery . . . . . . .         283       287         31
                                             =======   =======    =======

4.    DIRECTORS' REMUNERATION

      Emoluments of the directors were as follows:

                                               1998      1997       1996
                                             -------   -------    -------
      Fees, salaries and allowances in
        respect of profit sharing
        arrangements . . . . . . . . . .       1,260     2,412      1,624
      Benefits . . . . . . . . . . . . .         751       772        881
                                             -------   -------    -------
                                               2,011     3,184      2,505
                                             =======   =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

5.    TAX ON PROFIT ON ORDINARY ACTIVITIES

      The taxation charge is made up as follows:

                                               1998      1997       1996
                                             -------   -------    -------
      Provision for tax on profits . . .       1,311     2,012      1,165
      Over-provision in respect of
        prior year . . . . . . . . . . .         (28)      (47)        (1)
                                             -------   -------    -------
                                               1,283     1,965      1,164

      Deferred taxation (note 14). . . .       --           77        125
                                             -------   -------    -------
                                               1,283     2,042      1,289

      Associated undertaking (note 8). .           4       120        178
                                             -------   -------    -------
                                               1,287     2,162      1,467
                                             =======   =======    =======

      The Group has no liability to UK corporation tax.


6.    PROFIT SHARING ARRANGEMENTS

      The profits of the Group are the subject of a profit sharing arrangement whereby management participate in those profits. Cash distributions are made in respect of these arrangements in the following forms:

      (a)   Fees, salaries and allowances

      These are paid to management in agreed amounts and in substance are advances in respect of the relevant person's ultimate profit share.

      (b)   Distributions

      In substance, the distribution totalling US$3,885, US$14,807 and US$7,640 for the years ended 31 December 1998, 1997 and 1996, respectively, represents cash distributions of profit sharing arrangements for the senior management of the Group. In general these arrangements take the form of a dividend payment by the relevant subsidiary undertaking to the holding company, which pays a corresponding dividend to its "B" shareholder (note
15) who in turn pays a dividend to one of its shareholders who acts as a trustee in respect of the profit sharing arrangements with senior management of the relevant entities and others. These profit sharing arrangements set out the extent to which each relevant member of management will participate in the profits of each relevant entity.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

7.    TANGIBLE FIXED ASSETS

      31 DECEMBER 1998

                                                        Office
                                        Leasehold      furniture
                                         improve-        and           Computer        Motor
                                          ment         equipment       equipment       vehicles           Total
                                         -------       ---------       ---------       ---------        --------
      Cost:
      At 1 January 1998. . . . .           4,726           2,350           2,725           1,218          11,019
      Exchange adjustments . . .               2             131              61              17             211
      Additions. . . . . . . . .             495             311           1,015             396           2,217
      Disposals. . . . . . . . .           --               (118)           (114)           (281)           (513)
                                         -------         -------         -------         -------         -------

      At 31 December 1998. . . .           5,223           2,674           3,687           1,350          12,934
                                         -------         -------         -------         -------         -------

      ACCUMULATED DEPRECIATION:

      At 1 January 1998. . . . .           2,640           1,071           1,881             316           5,908
      Exchange adjustments . . .               2              94              41               4             141
      Provided during the
        year . . . . . . . . . .             792             413             596             184           1,985
      Disposals. . . . . . . . .           --               (103)           (114)           (102)           (319)
                                         -------         -------         -------         -------         -------
      At 31 December 1998. . . .           3,434           1,475           2,404             402           7,715
                                         =======         =======         =======         =======         =======

      NET BOOK VALUE:

      31 December 1998 . . . . .           1,789           1,199           1,283             948           5,219
                                         =======         =======         =======         =======         =======


JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

7.    TANGIBLE FIXED ASSETS

      31 DECEMBER 1997

                                                        Office
                                        Leasehold      furniture
                                         improve-        and           Computer        Motor
                                          ment         equipment       equipment       vehicles           Total
                                         -------       ---------       ---------       ---------        --------
      Cost:
      At 1 January 1997. . . . .           4,578           2,769           2,145           1,572          11,064
      Exchange adjustments . . .            (160)           (585)            (98)           (212)         (1,055)
      Additions. . . . . . . . .             308             167             720             525           1,720
      Disposals. . . . . . . . .           --                 (1)            (42)           (667)           (710)
                                         -------         -------         -------         -------         -------

      At 31 December 1997. . . .           4,726           2,350           2,725           1,218          11,019
                                         -------         -------         -------         -------         -------

      ACCUMULATED DEPRECIATION:

      At 1 January 1997. . . . .           1,800             992           1,578             590           4,960
      Exchange adjustments . . .             (88)           (334)            (67)            (35)           (524)
      Provided during the
        year . . . . . . . . . .             928             414             412             170           1,924
      Disposals. . . . . . . . .           --                 (1)            (42)           (409)           (452)
                                         -------         -------         -------         -------         -------
      At 31 December 1997. . . .           2,640           1,071           1,881             316           5,908
                                         =======         =======         =======         =======         =======

      NET BOOK VALUE:

      31 December 1997 . . . . .           2,086           1,279             844             902           5,111
                                         =======         =======         =======         =======         =======

      The net book value of the Group's fixed assets amounted to US$4.0 million and US$3.5 million at 31 December
1998 and 1997, respectively in respect of assets held under finance leases and hire purchase contracts.


JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

8.    INTEREST IN ASSOCIATED UNDERTAKING

      These accounts include a share of (loss)/profits of the JLW Transact Group for the years ended 31 December 1998 and 1997 as follows.

                                                  1998            1997
                                                -------         -------

      Percentage held. . . . . . . . . .            35%             35%

      Share of net assets brought
        forward. . . . . . . . . . . . .            597             567

      Share of (loss)/profits before
        tax  . . . . . . . . . . . . . .            (35)            369

      Share of taxation. . . . . . . . .             (4)           (120)

      Dividends received . . . . . . . .           (507)           (218)

      Exchange difference. . . . . . . .            (87)             (1)
                                                -------         -------

                                                    (36)            597
                                                =======         =======

      It should be noted that the above shareholdings of the JLW Transact Group were legally owned by five companies in trust for the proprietors of the JLW Asia Holdings Limited Group. These five companies are owned by the beneficial owners of JLW Asia Holdings Limited. These owners have confirmed that they consider that their shareholdings in the JLW Transact Group are in substance beneficially owned by JLW Asia Holdings Limited and it is therefore appropriate to equity account for the above profits of the JLW Transact Group in the accounts of JLW Asia Holdings Limited.

      The entities which have been combined to calculate the profits and net assets of the JLW Transact Group are as follows

                                                      Place of
      Company                                         incorporation
      -------                                         -------------
      Jones Lang Wootton Transact Pty Limited         Australia
      Jones Lang Wootton Transact (VIC) Pty Limited   Australia
      Jones Lang Wootton Transact (QLD) Pty Limited   Australia
      JLW Transact Limited                            New Zealand
      JLW Transact Limited                            Hong Kong
      JLW Transact Pte Limited                        Singapore
      JLW Transact (Thailand) Co. Limited             Thailand

      The business of the JLW Transact Group is consultancy and agency services in respect of hotels.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

9.    DEBTORS

                                                         1998       1997
                                                       -------    -------

      Trade debtors. . . . . . . . . . . . . . . . .    15,422     10,116
      Investments in transferable corporate
        club memberships . . . . . . . . . . . . . .       455        365
      Amounts owed by related parties. . . . . . . .     5,342      6,807
      Amounts due from directors . . . . . . . . . .        92      --
      Other debtors. . . . . . . . . . . . . . . . .     2,653      2,703
      Prepayments and accrued income . . . . . . . .       410        203
                                                       -------    -------
                                                        24,374     20,194
                                                       =======    =======

      The amounts due from directors do not constitute directors' loans and are of the nature of current accounts.

      There is no amount included above which is due after more than one year from the balance sheet date.


10.   CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                               Note      1998       1997
                                               ----    -------    -------

      Current installments
        due on loans . . . . . . . . . .         12        207        405
      Bank overdraft . . . . . . . . . .                    74         10
      Obligations under finance
        leases and hire purchase
        contracts. . . . . . . . . . . .         13      1,871      2,086
      Trade creditors. . . . . . . . . .                 1,368      1,035
      Amounts owed to related parties. .                11,413      2,534
      Amounts due to directors . . . . .                   145      1,971
      Taxation . . . . . . . . . . . . .                 1,517      2,099
      Other creditors. . . . . . . . . .                 5,228      4,291
      Accruals and deferred income . . .                 1,809      5,641
      Dividend payable . . . . . . . . .                   467      --
                                                       -------    -------
                                                        24,099     20,072
                                                       =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

11.   CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR - CONTINUED

                                               Note      1998       1997
                                               ----    -------    -------

      Interest in associated
        undertaking. . . . . . . . . . .          8         36      --
      Loans. . . . . . . . . . . . . . .         12      --           202
      Obligations under finance
        leases and hire purchase
        contracts. . . . . . . . . . . .         13      1,853      1,447
                                                       -------    -------

                                                         1,889      1,649
                                                       =======    =======


12.   LOANS

                                               Note      1998       1997
                                               ----    -------    -------

      Amounts falling due in one
        year or less or on demand. . . .         10        207        405
                                                       -------    -------

      Amounts falling due:
        Between one and two years. . . .                 --           202
        Between two and five years . . .                 --         --
        In five years or more. . . . . .                 --         --
                                                       -------    -------
                                                 11      --           202
                                                       =======    =======

                                                           207        607
                                                       =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

13.   OBLIGATIONS UNDER LEASES AND HIRE PURCHASE CONTRACTS

      Net amounts due under finance leases and hire purchase contracts:

                                               Note      1998       1997
                                               ----    -------    -------
      Amounts payable:
        Within one year. . . . . . . . .         10      1,871      2,086
        Between two and five years . . .         11      1,853      1,447
                                                       -------    -------
                                                         3,724      3,533
                                                       =======    =======


      Annual commitments under non-cancellable operating leases are as follows:

                                                         1998       1997
                                                       -------    -------

      Operating leases which expire:
        Within one year. . . . . . . . . . . . . .       1,847      1,546
        Between two and five years . . . . . . . .      11,000     11,673
        Over five years. . . . . . . . . . . . . .       --         --
                                                       -------    -------

                                                        12,847     13,219
                                                       =======    =======


14.   DEFERRED TAXATION

                                                         1998       1997
                                                       -------    -------

      At beginning of year . . . . . . . . . . . .         193        151
      Exchange adjustment. . . . . . . . . . . . .           5        (35)
      Arising during the year. . . . . . . . . . .       --            77
                                                       -------    -------

      At end of year . . . . . . . . . . . . . . .         198        193
                                                       =======    =======

      Deferred taxation provided in the accounts represents tax on the excess of depreciation or capital allowances over depreciation. There is no significant unprovided deferred tax.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

15.   SHARE CAPITAL
                                                       1998 and
                                                         1997
                                                          $
                                                       --------
      AUTHORISED:

      100 'A' class ordinary shares of US$1. . . .          100
      100 'B' class ordinary shares of US$1. . . .          100
      100 'C' class ordinary shares of US$1. . . .          100
      100 'D' class ordinary shares of US$1. . . .          100
      100 'E' class ordinary shares of US$1. . . .          100
      100 'F' class ordinary shares of US$1. . . .          100
      100 'G' class ordinary shares of US$1. . . .          100
      100 'H' class ordinary shares of US$1. . . .          100
      100 'I' class ordinary shares of US$1. . . .          100
      100 'J' class ordinary shares of US$1. . . .          100
      100 'K' class ordinary shares of US$1. . . .          100
      100 'L' class ordinary shares of US$1. . . .          100
      100 'M' class ordinary shares of US$1. . . .          100
      100 'N' class ordinary shares of US$1. . . .          100
      100 'O' class ordinary shares of US$1. . . .          100
      100 'P' class ordinary shares of US$1. . . .          100
      100 'Q' class ordinary shares of US$1. . . .          100
      100 'R' class ordinary shares of US$1. . . .          100
      100 'S' class ordinary shares of US$1. . . .          100
      100 'T' class ordinary shares of US$1. . . .          100
      100 'U' class ordinary shares of US$1. . . .          100
      100 'V' class ordinary shares of US$1. . . .          100
      100 'W' class ordinary shares of US$1. . . .          100
      100 'X' class ordinary shares of US$1. . . .          100
      100 'Y' class ordinary shares of US$1. . . .          100
      100 'Z' class ordinary shares of US$1. . . .          100
      400 unclassified ordinary shares of US$1 . .          400
                                                        -------
                                                          3,000
                                                        =======

      ALLOTTED, CALLED UP AND FULLY PAID:
      4 "A" class ordinary shares of US$1. . . . .            4
      1 "B" class ordinary shares of US$1. . . . .            1
                                                        -------
                                                              5
                                                        =======

      The "A" shares are the only shares in the capital of the company which confer on the holders a right to vote at any general meeting of the company, and any such holders are entitled to one vote for each share held.

"A" shares carry no right to any dividend declared or payable. "A" shares carry no right to any participation, over and above repayment of capital, in surplus assets or profits of the company upon a reduction of capital or on a winding up.

      The "B" share carries no voting rights, but is the only share in issue which carries the right to dividend and to the participation in surplus assets or profits upon reduction of capital or on a winding up.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

16.   RESERVES


                                       Exchange       Profit
                                       fluctuation    and loss
                                       reserve        account      Total
                                       -----------    --------   ---------
      At 31 December 1995. . . . . .           15      14,971      14,986
      Exchange differences on
        translation of net assets
        and results of Group
        companies. . . . . . . . . .          (15)      --            (15)
      Retained profits for the
        year . . . . . . . . . . . .        --          1,583       1,583
                                          -------     -------     -------

      At 31 December 1996. . . . . .        --         16,554      16,554

      Exchange differences on
        translation of net assets
        and results of Group
        companies. . . . . . . . . .           15       --             15
      Accumulated loss for the
        year . . . . . . . . . . . .        --         (3,838)     (3,838)
                                          -------     -------     -------

      At 31 December 1997. . . . . .           15      12,716      12,731

      Exchange differences on
        translation of net assets
        and results of Group
        companies. . . . . . . . . .          (15)      --            (15)
      Accumulated loss for the
        year . . . . . . . . . . . .        --         (4,343)     (4,343)
                                          -------     -------     -------

      At 31 December 1998. . . . . .        --          8,373       8,373
                                          =======     =======     =======

17.   NOTES TO THE STATEMENT OF CASH FLOWS

      (a) RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                              1998       1997       1996
                                            -------    -------    -------
      Operating profit . . . . . . . . .        918     13,001     10,773
      Finance lease charges. . . . . . .        153        107        349
      Depreciation . . . . . . . . . . .      1,985      1,924      1,863
      Loss/(income) from interest in
        associated undertaking . . . . .         35       (369)      (752)
      Dividend received from
        associated undertaking . . . . .        507        218      --
      (Increase)/decrease in debtors . .     (4,282)     7,506     (3,513)
      Increase/(decrease) in creditors .      8,323     (1,638)    (1,609)
      (Decrease)/increase in accrued
        expenses and deferred income . .     (3,832)      (472)     1,802
      Exchange difference. . . . . . . .         15        417         16
                                            -------    -------    -------
      Net cash inflow from operating
        activities . . . . . . . . . . .      3,822     20,694      8,929
                                            =======    =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

17.   NOTES TO THE STATEMENT OF CASH FLOWS - CONTINUED

      (b)   ANALYSIS OF NET DEBT

            31 DECEMBER 1998
                                           At                                           Other             At 31
                                        1 January          Cash       Exchange          non-cash         December
                                          1998             Flow       differences       movements         1998
                                        ---------        -------      -----------       ---------       --------
      Cash at bank and in hand .           3,176           1,625              67           --              4,868
      Bank overdrafts. . . . . .             (10)            (62)             (2)          --                (74)
                                         -------         -------         -------         -------         -------

      Cash   . . . . . . . . . .           3,166           1,563              65           --              4,794

      Short-term deposits* . . .           5,567          (5,497)             28           --                 98
      Loans  . . . . . . . . . .            (607)            413             (13)          --               (207)
      Finance leases . . . . . .          (3,533)          1,604             (88)         (1,707)         (3,724)
                                         -------         -------         -------         -------         -------
                                           4,593          (1,917)             (8)         (1,707)            961
                                         =======         =======         =======         =======         =======

            31 DECEMBER 1997
                                           At                                           Other             At 31
                                        1 January          Cash       Exchange          non-cash         December
                                          1997             Flow       differences       movements         1997
                                        ---------        -------      -----------       ---------       --------

      Cash at bank and in hand .           3,388            (639)            427           --              3,176
      Bank overdrafts. . . . . .            (198)            188           --              --                (10)
                                         -------         -------         -------         -------         -------

      Cash   . . . . . . . . . .           3,190            (451)            427           --              3,166

      Short-term deposits* . . .           2,784           2,684              99           --              5,567
      Loans  . . . . . . . . . .          (1,220)            820            (207)          --               (607)
      Finance leases . . . . . .          (3,827)          1,494            (224)           (976)         (3,533)
                                         -------         -------         -------         -------         -------
                                             927           4,547              95            (976)          4,593
                                         =======         =======         =======         =======         =======





JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)


17.   NOTES TO THE STATEMENT OF CASH FLOWS - CONTINUED

            31 DECEMBER 1996
                                           At                                           Other             At 31
                                        1 January          Cash       Exchange          non-cash         December
                                          1996             Flow       differences       movements         1996
                                        ---------        -------      -----------       ---------       --------

      Cash at bank and in hand .           3,490             (98)             (4)          --              3,388
      Bank overdrafts. . . . . .            (490)            297              (5)          --               (198)
                                         -------         -------         -------         -------         -------

      Cash   . . . . . . . . . .           3,000             199              (9)          --              3,190

      Short-term deposits* . . .           4,851          (2,048)            (19)          --              2,784
      Loans  . . . . . . . . . .           --             (1,220)          --              --             (1,220)
      Finance leases . . . . . .          (4,437)          1,574              (6)           (958)         (3,827)
                                         -------         -------         -------         -------         -------
                                           3,414          (1,495)            (34)           (958)            927
                                         =======         =======         =======         =======         =======


      *  Short term deposits are included within cash at bank and in hand in the balance sheet.


JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

17.   NOTES TO THE STATEMENT OF CASH FLOWS - CONTINUED

      (c)   RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

                                     Note     1998       1997       1996
                                    -----   -------    -------    -------

      INCREASE/(DECREASE) IN CASH. .          1,563       (451)       199
      Cash inflow from increase
        in loans . . . . . . . . . .          --         --        (1,220)
      Repayment of long-term
        loans. . . . . . . . . . . .            413        820      --
      Repayment of capital
        elements of finance
        lease rentals. . . . . . . .          1,604      1,494      1,574
      Cash (inflow)/outflow
        from short term deposits . .         (5,497)     2,684     (2,048)
                                            -------    -------    -------
      Change in net debt resulting
        from cash flows. . . . . . .17(b)    (1,917)     4,547     (1,495)

      Other. . . . . . . . . . . . .         (1,707)      (976)      (958)
      Exchange differences . . . . .             (8)        95        (34)
                                            -------    -------    -------

      MOVEMENT IN NET DEBT . . . . .         (3,632)     3,666     (2,487)

      NET DEBT AT BEGINNING
        OF YEAR. . . . . . . . . . .17(b)     4,593        927      3,414
                                            -------    -------    -------

      NET DEBT AT END OF YEAR. . . .17(b)       961      4,593        927
                                            =======    =======    =======

      (d)   MAJOR NON-CASH TRANSACTIONS

      The Group entered into finance lease arrangements in respect of assets with a total capital value at the inception of the leases of US$1,707, US$976 and US$958 in the years ended 31 December 1998, 1997 and 1996, respectively.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

18.   CAPITAL COMMITMENTS

      The Group had no significant capital commitments as at 31 December 1998, 1997 and 1996.

19.   CONTINGENT LIABILITIES

      In 1996, a legal action has been taken by a customer of JLW (Thailand) Limited in connection with lease agreement and wrongful acts. A compensation of US$890 is being claimed by the customer. The case is still under consideration of the court. The company's management considered that no material liabilities are likely to arise as a result of the legal action and no provision has therefore been made in the accounts.

      In 1997 and in 1998, the Group has given an indemnity of US$77 and US$71, respectively, in respect of a guarantee given by a shareholder relating to banking facilities extended to a related company.

      At 31 December 1998, the group had a number of Hong Kong employees who have completed the required number of years of service under the Employment Ordinance in Hong Kong (the "ordinance") to be eligible for long service payments on termination of their employment. The group is only liable to make such payments if the termination of employment meets the circumstances which are specified in the ordinance. Had the employment of all eligible Hong Kong employees been terminated on 31 December 1998 and long service payments been paid under the ordinance, the maximum potential exposure would have been approximately US$1,593. No provision has been made in the financial statements, as at 31 December 1998. Prior to 1 July 1998 full provision had been made in the financial statements. During the year ended 31 December 1998, US$901 was credited to the profit and loss account to write it back.

20.   OTHER RELATED PARTY TRANSACTIONS

      The Group is part of an international organisation of entities operating under the JLW umbrella. It entered into material transactions with related parties as follows:

      JLW PACIFIC LIMITED

      During the years ended 31 December 1998, 1997 and 1996, name license fee of US$41, US$2,436 and US$1,920, respectively, were payable by the Group to JLW Pacific Limited based on annual percentage of Group's turnover charged to respective Group companies' turnover. The amounts of US$2,153 and US$2,202 remained payable as at 31 December 1998 and 1997, respectively.

      JLW LONDON

      There is an International Board Development Fund ("IBDF") established in and held by JLW London for the purposes of financing international projects. Contributions made by the Group during the years ended 31 December 1998, 1997 and 1996 were US$1,505, US$436 and US$180, respectively.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

20.   OTHER RELATED PARTY TRANSACTIONS - CONTINUED

      A merger-related project was carried out by the JLW Group during the year, the worldwide costs related to this project were accumulated by JLW London and allocated to each JLW entity on an agreed basis. The JLWAH Group's share for the year ended 31 December 1998 was US$7,080. These costs and those relating to IBDF were included in a current account with JLW London. The balance on this account as at 31 December 1998 was US$6,105.

      PT PROCON INDAH

      The Group provides technical advisory services to the PT Procon Indah Group in Indonesia. Under a technical advisory services agreement fees were due from PT Procon Indah amounting to US$63, US$4,808 and US$5,836 for the years 1998, 1997 and 1996, respectively. The amount of the fees is calculated as a percentage of the net profit after tax of PT Procon Indah and its subsidiaries. The amounts outstanding in respect of such fees as at 31 December 1998 and 1997 were US$4,148 and US$5,486, respectively.

      JONES LANG WOOTTON INTERNATIONAL LIMITED

      In 1998, the company earned a fee of US$1,099 from JLW International Limited in respect of services rendered in connection with an investment in GRA (Bermuda) Limited. As at 31 December 1998, US$650 of this balance had not been settled.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)
21.   SUBSIDIARY UNDERTAKINGS

      The following is a list of JLW Asia Holdings Limited's principal subsidiary undertakings throughout the year covered by the financial statements:

                                    Particulars              Percentage of Shareholding
                                    of issued            ---------------------------------
Name of          Place of           and paid             Legal      Effective    Rights to      Principal
Company          Incorporation      up capital           holding    holding      dividend       activities
-------          -------------      -----------          -------    ---------    ---------      ----------

JLW Property     Singapore          100 "A"                  90%         100%           No      Property
Consultants                         shares of S$1                                               consulting,
Pte Ltd.                            each                                                        valuation,
                                    100 "B"                 --           --            Yes      property
                                    shares of S$1                                               management and
                                    each                                                        agency services
                                    300 "C"                 100%         100%          Yes
                                    shares of S$1
                                    each
                                    400 "D"                 --           --            Yes
                                    shares of S$1
                                    each
                                    100 "E"                 --           --            Yes
                                    shares of S$1
                                    each

JLW (Thailand)   Thailand           1,000 "A"               100%         100%      Yes-99%      Real estate
Limited                             preference                                                  agency, property
                                    shares of Baht                                              consulting and
                                    100 each                                                    valuation
                                    18,600 "A"              100%         100%     Yes-0.5%
                                    ordinary
                                    shares of Baht
                                    100 Each
                                    20,400 "B"              --           100%     Yes-0.5%
                                    ordinary
                                    shares of Baht
                                    100 each





JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)
21.   SUBSIDIARY UNDERTAKINGS - CONTINUED


                                    Particulars              Percentage of Shareholding
                                    of issued            ---------------------------------
Name of          Place of           and paid             Legal      Effective    Rights to      Principal
Company          Incorporation      up capital           holding    holding      dividend       activities
-------          -------------      -----------          -------    ---------    ---------      ----------

Jones Lang       Hong Kong          100 "A"                  90%         100%           No      Real Estate
Wootton                             shares of                                                   agency, property
Limited                             HK$1 each                                                   consulting and
                                    1 "E" share             100%         100%          Yes      valuation
                                    of HK$1 each
                                    1 "Y" share             100%         100%          Yes
                                    of HK$1 each











JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

22.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP

      The Group's accounting policies conform with UK GAAP which differ in certain material respects from US GAAP. Differences that have a significant effect on net profit/(loss) and shareholders' funds are set out below.

      GOODWILL ARISING ON CONSOLIDATION

      Under UK GAAP, positive or negative goodwill arising on acquisition of subsidiaries or associated companies are reflected in reserves in the year of acquisition.

      Under US GAAP, an entity is required to record all purchased identifiable intangible assets prior to allocating any residual difference between purchase consideration and the fair value of net assets acquired to goodwill. Negative goodwill is required to be first applied to reduce the carrying value of long term assets acquired. Any remaining positive or negative goodwill is amortised over its estimated useful life, generally not to exceed 40 years. The effect of this difference was not material to the years presented.

      DEFERRED INCOME TAXES

      Under UK GAAP, deferred taxation is calculated under the liability method in respect of the taxation effect arising from all timing differences that are expected with reasonable probability to crystallize in the foreseeable future. Tax deferred or accelerated by the effect of timing differences is accounted for to the extent that it is probable that a liability or asset will crystallize. Net deferred tax debits are not carried forward as assets, except to the extent that recoverability is assured beyond reasonable doubt.

      US GAAP generally requires that deferred taxation be provided for all future taxable temporary differences regardless of when reversal is anticipated. The recognition of deferred tax assets on future deductible temporary differences, including tax loss carry forwards, is required if realization of such future benefits is more likely than not. There is no material difference between the Group's treatment of deferred income taxes in accordance with UK GAAP for the years presented.

      LONG SERVICE PAYMENTS

      Under UK GAAP, the Group accrued a liability for severance payments payable upon the involuntary termination of eligible employees in compliance with the local statutory requirements related to its subsidiaries in Hong Kong. This accrual was made for years ending on or before 30 June 1998.

      Under US GAAP, accrual for involuntary termination benefits may only be recorded as a liability when management commits the Group to a specific plan of termination, such plan is communicated to employees and changes to the plan are unlikely. The tax effect of this difference was not material.

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

22.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      CONSOLIDATION OF FINANCIAL STATEMENTS OF INVESTEE COMPANIES

      Under UK GAAP, a company is considered a subsidiary if its parent controls the composition of its board of directors, controls more than half of the company's voting power or holds more than half of its share capital.

Additionally, an entity is allowed to consolidate the financial statements of a subsidiary company, where the parent company's ability to control the subsidiary's assets and operations is by contract.

      Under US GAAP, consolidation of the financial statements of a subsidiary company into the consolidated financial statements of its parent company is generally required if the parent company has a controlling financial interest in the subsidiary. Ownership of more than 50% of the company's voting shares is normally required to evidence control although in limited circumstances consolidation may be required where the parent owns less than 50% of the company's voting share in accordance with EITF Issue No. 97-2. As such, JLW (Thailand) Limited would not be consolidated under US GAAP. However, as the investee is in a net loss position and the Company has provided for operating losses in excess of its investment and has recognised as an expense 100% of such amounts for both UK GAAP and US GAAP, there is no difference in net income/(loss) or shareholders' funds in accordance with US GAAP for the periods presented.

      PRESENTATION OF COMPREHENSIVE INCOME

      Effective January 1, 1998, the Group adopted the provisions of Statement of Financial Standards ("SFAS") No. 130, "Comprehensive Income". The standard requires the reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) for each period presented. Such a presentation is similar to Group Statements of Total Recognised Gains and Losses required under UK GAAP.

      Other comprehensive (loss)/income in accordance with US GAAP would have been comprised of exchange difference on retranslation of net assets of (US$15), US$15 and (US$15) for each of the years ended December 31, 1998, 1997 and 1996, respectively, and total comprehensive (loss)/income in accordance with US GAAP would have been (US$1,374), US$11,153 and US$9,338, respectively.

      EFFECT ON (LOSS)/PROFIT FOR THE YEAR OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP IS AS FOLLOWS:

                                               1998      1997       1996
                                             -------   -------    -------
      (Loss)/profit for the year in
        accordance with UK GAAP. . . . .        (458)   10,969      9,223
      Adjustments:
      Provision for long service
        payments . . . . . . . . . . . .        (901)      169        130
                                             -------   -------    -------
      Approximate net (loss)/income
        for the year in accordance
        with US GAAP . . . . . . . . . .      (1,359)   11,138      9,353
                                             =======   =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

22.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      EFFECT ON SHAREHOLDERS' FUNDS OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP IS AS FOLLOWS:

                                               1998      1997       1996
                                             -------   -------    -------
      Shareholders' funds in accordance
        with UK GAAP . . . . . . . . . .       8,373    12,731     16,554
      Adjustments:
      Provision for long service
        payments . . . . . . . . . . . .       --          901        732
                                             -------   -------    -------
      Approximate shareholders' funds
        in accordance with US GAAP . . .       8,373    13,632     17,286
                                             =======   =======    =======

      CONSOLIDATED STATEMENTS OF CASH FLOWS

      The consolidated statements of cash flows prepared under UK GAAP differ in certain presentational respects from the format required under SFAS No. 95. Under UK GAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

      Under SFAS No. 95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

      Summary consolidated cash flow information as presented in accordance with SFAS No. 95 is as follows:

                                               1998      1997       1996
                                             -------   -------    -------
      Cash was provided by/(used in):
      Operating activities . . . . . . .       1,739    20,021      7,347
      Investing activities . . . . . . .        (190)     (424)    (1,085)
      Financing activities . . . . . . .      (5,371)  (17,309)    (8,286)
                                             -------   -------    -------
      Net (decrease)/increase in cash. .      (3,822)    2,288     (2,024)
      Exchange movement. . . . . . . . .          93       526        (28)
      Cash and cash equivalents at
        the beginning of the year. . . .       8,544     5,730      7,782
                                             -------   -------    -------
      Cash and cash equivalents at
        the end of the year. . . . . . .       4,815     8,544      5,730
                                             =======   =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

22.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      A reconciliation between the statement of cash flows presented in accordance with UK GAAP and US GAAP is set out below:


                                               1998      1997       1996
                                             -------   -------    -------
      OPERATING ACTIVITIES
      Net cash inflow from operating
        activities (UK GAAP) . . . . . .       3,822    20,694      8,929

      Interest received. . . . . . . . .         113       293        192
      Interest paid. . . . . . . . . . .        (226)     (225)      (482)
      Interest element of finance
        lease rentals. . . . . . . . . .        (153)     (107)      (349)
      Other US GAAP adjustments. . . . .          48       243        117
      Tax paid . . . . . . . . . . . . .      (1,865)     (877)    (1,060)
                                             -------   -------    -------
      Net cash provided by operating
        activities (US GAAP) . . . . . .       1,739    20,021      7,347
                                             =======   =======    =======


      INVESTING ACTIVITIES
      Net cash inflow from capital
        expenditure, financial
        investment and acquisitions
        (UK GAAP). . . . . . . . . . . .        (190)     (424)    (1,085)
                                             -------   -------    -------
      Net cash used in investment
        activities (US GAAP) . . . . . .        (190)     (424)    (1,085)
                                             =======   =======    =======


      FINANCING ACTIVITIES
      Net cash outflow from financing
        (UK GAAP). . . . . . . . . . . .      (2,017)   (2,314)      (354)
      Dividend paid. . . . . . . . . . .      (3,418)  (14,807)    (7,640)
      Increase/(decrease) in
        overdraft. . . . . . . . . . . .          64      (188)      (292)
                                             -------   -------    -------
      Net cash used in financing
        activities (US GAAP) . . . . . .      (5,371)  (17,309)    (8,286)
                                             =======   =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

23.   BALANCE SHEET AND PROFIT AND LOSS ACCOUNTS UNDER US GAAP

      The following balance sheets and profit and loss accounts have been prepared in accordance with US GAAP and reflect the adjustments detailed in note 22 to the financial statements and certain other reclassifications.

      BALANCE SHEET
                                                         1998       1997
                                                       -------    -------
      ASSETS

      CURRENT ASSETS
      Cash and cash equivalents. . . . . . . . . . .     4,815      8,544

        Trade receivables, net . . . . . . . . . . .    14,973      9,518
        Other receivables. . . . . . . . . . . . . .     9,835     10,657
        Prepaid expenses . . . . . . . . . . . . . .       408        203
                                                       -------    -------
      TOTAL CURRENT ASSETS . . . . . . . . . . . . .    30,031     28,922

      Property and equipment, at cost, less
        accumulated depreciation of $7,224 and
        $5,546 at 31 December 1998 and 1997,
        respectively . . . . . . . . . . . . . . . .     5,096      4,977

      Investments. . . . . . . . . . . . . . . . . .       428        346
                                                       -------    -------
      TOTAL ASSETS . . . . . . . . . . . . . . . . .    35,555     34,245
                                                       =======    =======

      LIABILITIES AND STOCKHOLDERS' EQUITY

      CURRENT LIABILITIES
      Accounts payable and accrued liabilities . . .     3,141      5,742
      Taxation . . . . . . . . . . . . . . . . . . .     1,352      2,132
      Other liabilities. . . . . . . . . . . . . . .    17,192      8,569
      Borrowings . . . . . . . . . . . . . . . . . .     1,960      2,392
                                                       -------    -------

      TOTAL CURRENT LIABILITIES. . . . . . . . . . .    23,645     18,835

      Deferred tax liability . . . . . . . . . . . .       198        193
      Other long term liabilities. . . . . . . . . .     3,339      1,585
                                                       -------    -------
      TOTAL LIABILITIES. . . . . . . . . . . . . . .    27,182     20,613
                                                       -------    -------
      STOCKHOLDERS' EQUITY

      Issued share capital . . . . . . . . . . . . .     --         --
      Retained earnings. . . . . . . . . . . . . . .     8,373     13,617
      Effects of cumulative translation
        adjustments. . . . . . . . . . . . . . . . .     --            15
                                                       -------    -------
      TOTAL STOCKHOLDERS' EQUITY . . . . . . . . . .     8,373     13,632
                                                       =======    =======
      TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY . . . . . . . . . . . .    35,555     34,245
                                                       =======    =======

JLW ASIA HOLDINGS LIMITED
ACCOUNTS FOR THE YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996

NOTES TO THE GROUP FINANCIAL STATEMENTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(United States dollars in thousands, unless where stated otherwise)

23.   BALANCE SHEET AND PROFIT AND LOSS ACCOUNTS UNDER US GAAP - CONTINUED

      PROFIT AND LOSS ACCOUNTS

                                               1998      1997       1996
                                             -------   -------    -------

      Operating revenue. . . . . . . . . .    58,912    73,843     59,753
      Other income . . . . . . . . . . . .     2,259     1,874      1,856
      Interest revenue . . . . . . . . . .        97       293        192
      Income from interest in
        associated undertakings. . . . . .     --        --           480
                                             -------   -------    -------

      TOTAL REVENUE. . . . . . . . . . . .    61,268    76,010     62,281
                                             -------   -------    -------

      OPERATING EXPENSES
        Compensation and benefits. . . . .    32,593    35,872     29,411
        Operating, administrative and
          other. . . . . . . . . . . . . .    18,921    24,135     19,915
        Merger-related non-recurring
          charges. . . . . . . . . . . . .     7,080     --         --
        Depreciation and amortisation. . . 1,899 1,841 1,683 Loss from interest in associated
          undertakings . . . . . . . . . .       704       604      --
                                             -------   -------    -------
      TOTAL OPERATING EXPENSES . . . . . .    61,197    62,452     51,009
                                             =======   =======    =======

      OPERATING INCOME . . . . . . . . . .        71    13,558     11,272

      Interest expense . . . . . . . . . .      (226)     (225)      (426)
                                             -------   -------    -------
      (LOSS)/EARNINGS BEFORE PROVISION
        FOR INCOME TAX . . . . . . . . . .      (155)   13,333     10,846

      Provision for income taxes . . . . .    (1,204)   (2,118)    (1,368)
      Deferred tax expense . . . . . . . .     --          (77)      (125)
                                             -------   -------    -------

      NET (LOSS)/INCOME. . . . . . . . . .    (1,359)   11,138      9,353
                                             =======   =======    =======

The Board of Directors
JLW Property Consultants Pte Ltd
9 Raffles Place
#39-00 Republic Plaza
Singapore 048619

Dear Sirs

JLW PROPERTY CONSULTANTS PTE LTD & ITS SUBSIDIARY COMPANIES
YEARS ENDED 31 DECEMBER 1998 AND 31 DECEMBER 1997
INDEPENDENT AUDITORS' REPORT

We have audited the consolidated financial statements of JLW Property Consultants Pte Ltd and its subsidiary companies ("the Company") as of December 31, 1998 and 1997 and the related profit and loss accounts and cash flow statements for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Singapore, the Company's local standards, that are substantially equivalent to auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall financial statements presentation.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of JLW Property Consultants Pte Ltd and its subsidiary companies as of December 31, 1997 and 1998, and the results of their operations and their cash flows for each of the years in the three-years period ended December 31, 1998, in conformity with generally accepted accounting principles in Singapore.



COOPERS & LYBRAND
Certified Public Accountants

Singapore, 28 January 1999

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP


INDEPENDENT AUDITORS' REPORT
TO THE DIRECTORS OF JLW HOLDINGS PTY LIMITED

We have audited the combined balance sheets of the "JLW Australasia group" as at 31 December 1996, 1997 and 1998, and the related combined profit and loss accounts, combined statements of movements in reserves, total recognised gains and losses and cash flows for each of the years in the three year period ended 31 December 1998 as set out on pages 4 to 35. These combined financial statements are the responsibility of the group's management. Our responsibility is to express an opinion on these combined financial statements.

We conducted our audits in accordance with auditing standards generally accepted in Australia and in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these combined financial statements referred to above present fairly, in all material respects, the combined financial position of the "JLW Australasia group" as of 31 December 1996, 1997 and 1998, and the combined results of its operations and its cash flows for each of the years in the three year period ended 31 December 1998, in conformity with generally accepted accounting principles in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations and shareholders' equity for each of the years in the year ended 31 December 1998, to the extent summarised in Note 22 and Note 23 to the combined financial statements.



ERNST & YOUNG

Sydney, Australia, 12 February 1999

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

COMBINED PROFIT AND LOSS ACCOUNTS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                               Note       1998        1997        1996
                               ----     -------     -------     -------
FEE INCOME . . . . . . . . .      1      56,093      60,522      60,281
Administrative expenses. . .            (48,164)    (52,833)    (56,485)
Merger-related non-
  recurring charges. . . . .             (2,660)      --          --
                                        -------     -------     -------

OPERATING PROFIT . . . . . .      2       5,269       7,689       3,796

Investment income. . . . . .      3         545       1,895       1,688

Interest payable and
  similar charges. . . . . .      4         (97)       (340)       (674)
                                        -------     -------     -------
PROFIT ON ORDINARY
  ACTIVITIES BEFORE
  TAXATION . . . . . . . . .              5,717       9,244       4,810

Tax on profit on ordinary
  activities . . . . . . . .      5      (3,193)     (2,933)     (1,691)
                                        -------     -------     -------
PROFIT ON ORDINARY
  ACTIVITIES AFTER
  TAXATION . . . . . . . . .              2,524       6,311       3,119
                                        -------     -------     -------

PROFIT FOR THE PERIOD. . . .              2,524       6,311       3,119

DIVIDENDS. . . . . . . . . .             (1,317)     (5,290)       (944)

PROFIT FOR THE YEAR,
  ATTRIBUTABLE TO
  JLW AUSTRALASIA. . . . . .              1,207       1,021       2,175
                                        =======     =======     =======


All activities derive from continuing operations.

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

COMBINED STATEMENTS OF MOVEMENT ON RESERVES
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                                  Foreign
                                  Exchange        Profit
                                 Translation      and Loss
                                  Reserve         Account        Total
                                 -----------      --------      -------

BALANCE AT 1 JANUARY 1996. . .         (137)        3,649         3,512

Profit for the year. . . . . .        --            2,175         2,175
Foreign exchange translation
  differences. . . . . . . . .          269         --              269
                                    -------       -------       -------

BALANCE AT 31 DECEMBER 1996. .          132         5,824         5,956

Profit for the year. . . . . .        --            1,021         1,021
Foreign exchange translation
  differences. . . . . . . . .       (1,198)        --           (1,198)
                                    -------       -------       -------

BALANCE AT 31 DECEMBER 1997. .       (1,066)        6,845         5,779

Profit for the year. . . . . .        --            1,207         1,207
Foreign exchange translation
  differences. . . . . . . . .         (325)        --             (325)
                                    -------       -------       -------

BALANCE AT 31 DECEMBER 1998. .       (1,391)        8,052         6,661
                                    =======       =======       =======


Corporate profit and loss account reserves represent the amounts retained within the corporate entities combined in these accounts.

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

COMBINED BALANCE SHEETS
31 DECEMBER 1998 AND 1997
(US$ in thousands, except where stated otherwise)


                                            Note      1998        1997
                                            ----    -------     -------

FIXED ASSETS
Tangible assets. . . . . . . . . . . .         6      2,311       2,127
Investments. . . . . . . . . . . . . .         7        538       1,061
                                                    -------     -------
                                                      2,849       3,188
                                                    -------     -------
CURRENT ASSETS
Debtors. . . . . . . . . . . . . . . .         8     16,816      12,363
Cash at bank and in hand . . . . . . .                2,097       3,719
                                                    -------     -------
                                                     18,913      16,082

CREDITORS: amounts falling
  due within one year. . . . . . . . .         9    (11,458)    (10,950)
                                                    -------     -------

NET CURRENT ASSETS . . . . . . . . . .                7,455       5,132
                                                    -------     -------
TOTAL ASSETS LESS CURRENT
  LIABILITIES. . . . . . . . . . . . .               10,304       8,320

CREDITORS: amounts falling due
  after more than one year . . . . . .        10       (858)       (544)

PROVISIONS FOR LIABILITIES
  AND CHARGES. . . . . . . . . . . . .        12     (2,704)     (1,916)
                                                    -------     -------

                                                      6,742       5,860
                                                    =======     =======

CAPITAL AND RESERVES
Called up share capital. . . . . . . .        19         81          81
Foreign exchange translation
  reserve. . . . . . . . . . . . . . .               (1,391)     (1,066)
Profit and loss account. . . . . . . .                8,052       6,845
                                                    -------     -------

Shareholders' Funds - Equity . . . . .                6,742       5,860
                                                    =======     =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

COMBINED STATEMENT OF CASH FLOWS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                               Note       1998        1997        1996
                               ----     -------     -------     -------

Net cash inflow from
  operating activities . . .     13       3,272      10,151       5,980
                                        -------     -------     -------

RETURNS ON INVESTMENTS
  AND SERVICING OF FINANCE
Dividends received . . . . .                725       1,325         855
Interest received. . . . . .                 41         150          94
Interest paid. . . . . . . .                (15)       (144)       (436)
Interest element of
  finance lease rental
  payments . . . . . . . . .                (82)       (196)       (238)
Ordinary dividends paid. . .             (1,317)     (5,290)       (944)
                                        -------     -------     -------
Net cash outflow from
  returns on investments
  and servicing of finance .               (648)     (4,155)       (669)
                                        -------     -------     -------
TAXATION
  Tax paid . . . . . . . . .             (3,213)     (2,017)       (926)
                                        -------     -------     -------
CAPITAL EXPENDITURE AND
  FINANCIAL INVESTMENT
Payments to acquire
  tangible fixed assets. . .             (1,393)     (1,055)     (1,185)
Receipts from sales of
  tangible fixed assets. . .                386         426         555
Payments to acquire
  investments. . . . . . . .              --            (34)        (48)
                                        -------     -------     -------
Net cash outflow from
  capital expenditure and
  financial investment . . .             (1,007)       (663)       (678)
                                        -------     -------     -------
Net cash inflow/(outflow)
  before financing . . . . .             (1,596)      3,316       3,707
                                        -------     -------     -------

FINANCING
Capital element of
  finance lease rental
  payments . . . . . . . . .                (26)     (1,166)       (279)
Bank bills drawn/(repaid). .              --         (2,383)      2,383
Funds (to)/from deposit. . .              --          1,009        (773)
                                        -------     -------     -------
NET CASH INFLOW/(OUTFLOW)
  FROM FINANCING . . . . . .                (26)     (2,540)      1,331
                                        -------     -------     -------
INCREASE/(DECREASE)
  IN CASH. . . . . . . . . .  14,15      (1,622)        776       5,038
                                        =======     =======     =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

COMBINED STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                                          1998        1997        1996
                                        -------     -------     -------

Profit for the period. . . . . . .        2,524       6,311       3,119
Currency translation differences
  on foreign currency net
  investments. . . . . . . . . . .         (325)     (1,198)        269
                                        -------     -------     -------

TOTAL RECOGNISED GAINS AND
  LOSSES RELATING TO THE YEAR. . .        2,199       5,113       3,388
                                        =======     =======     =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

RECONCILIATION OF MOVEMENTS IN COMBINED SHAREHOLDERS' FUNDS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


                                          1998        1997        1996
                                        -------     -------     -------

Profit for the period. . . . . . .        2,524       6,311       3,119

Dividends. . . . . . . . . . . . .       (1,317)     (5,290)       (944)
                                        -------     -------     -------

                                          1,207       1,021       2,175
Other recognised gains and
  losses relating to the period. .         (325)     (1,198)        269
                                        -------     -------     -------

NET ADDITION TO SHAREHOLDERS'
  FUNDS. . . . . . . . . . . . . .          882        (177)      2,444

OPENING SHAREHOLDERS' FUNDS. . . .        5,860       6,037       3,593
                                        -------     -------     -------

CLOSING SHAREHOLDERS' FUNDS. . . .        6,742       5,860       6,037
                                        =======     =======     =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)


1.    ACCOUNTING POLICIES

      DESCRIPTION OF BUSINESS

      The "JLW Australasia Group", through its operational subsidiaries, provides a full range of advisory, transactional and asset management services to a wide variety of local and international clients in almost every industry and service sector for all types of real estate. The main geographical markets are Australia and New Zealand.

      ACCOUNTING CONVENTION

      The financial statements are prepared under the historical cost convention and in accordance with accounting standards applicable in the United Kingdom.

      BASIS OF COMPILATION

      These accounts have been prepared in order to provide the directors of JLW Holdings Pty Limited ("the Directors") with the results for the three financial years ended 31 December 1998 and financial position of the combined "JLW Australasia Group" as at 31 December 1997 and 1998.

      The "JLW Australasia Group" is defined in note 21. The entities that have been combined are those entities that are subject to common control.

      BASIS OF COMBINATION

      The financial information has been compiled from the audited financial statements of Jones Lang Wootton Holdings Pty Limited
"Australia", the audited financial statements of Jones Lang Wootton Holdings Pty Limited "New Zealand" and the combined JLW Transact group "Transact Group". The companies which from part of these three groups are disclosed in note 21. This information has bene compiled as detailed below.

      The results and financial position of Australia and New Zealand have been combined. In doing so, no adjustments have been made to eliminate the share capital of either company. In translating the results and financial positions from foreign currencies, exchange rate movements have been taken to the foreign exchange translation reserve assuming the group commenced operations on 1 January 1995.

      The extent to which companies included in the Transact group have been included varies from year to year. The basis for inclusion is disclosed in note 21.

      JLW Australia Pty Limited, owns 10% of the voting shares of Jones Lang Wootton Limited and JLW Property Consultants Pte Limited. It also owns one "E" share in Jones Lang Wootton Limited. Although JLW Australia Pty Limited own these shares any participation in the profits of either Jones Lang Wootton Limited and JLW Property Consultants Pte Limited are totally at the discretion of JLW Asia Holdings Limited Management. Therefore, these accounts exclude 100% of the results of these undertakings.

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

1.    ACCOUNTING POLICIES - CONTINUED

      ACQUISITIONS AND DISPOSALS

      On the acquisition of a business, including an interest in an associated undertaking, fair values are attributed to the group's share of net tangible assets. Where the cost of acquisition exceeds the values attributable to such net assets, the difference is treated as purchased goodwill and is written off directly to reserves in the year of acquisition.

      The profit or loss on the disposal of a previously acquired business includes the attributable amount of any purchased goodwill relating to that business.

      CASH

      For the purposes of the statement of cash flows, cash includes cash on hand and in banks, and money market investments readily convertible to cash within 2 working days, net of outstanding bank overdraft.

      RECOVERABLE AMOUNT

      Non-current assets are not revalued to an amount above their recoverable amount, and where carrying values exceed this recoverable amount assets are written down. In determining recoverable amount the expected net cash flows have not been discounted to their present values.

      NON-CURRENT ASSETS

      COST AND VALUATION

      PROPERTY, PLANT AND EQUIPMENT CARRIED AT COST

      Where assets have been revalued, the potential effect of the capital gains tax on disposal has not been taken into account in the termination of the revalued carrying amount. Where it is expected that a liability for capital gains tax will arise, this expected amount is disclosed by way of note.

      The economic entity does not have a policy for regular revaluation of non-current assets.

      DEPRECIATION

      Depreciation is provided on a straight-line basis on all property, plant and equipment, at rates calculated to allocate the cost less estimated residual value at the end of the useful lives of the assets against revenue over those estimated useful lives.

      EMPLOYEE ENTITLEMENTS

      Provision is made for annual leave entitlements on the portion of the cumulative balance due that exceeds the annual entitlement of 20 days.
Long Service Leave is provided based on amounts vested at balance date.
The contributions made to superannuation funds are charged against profits.

The economic entity has no legal obligation to provide benefits to employees on retirement.

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

1.    ACCOUNTING POLICIES - CONTINUED

      INCOME RECOGNITION

      PROPERTY SALES

      Fee income is recognised on exchange of an unconditional contract of sale.

      LEASING

      Fee income is recognised on the earlier of signing of lease agreement or date of occupation.

      VALUATION/CONSULTANCY INCOME

      Fee income is recognised on issue of the report.

      MANAGEMENT FEES

      Fee income is recognised based on the date agreed in signed
Management Agreements.

      FOREIGN EXCHANGE

      Transactions of companies within the group denominated in foreign currencies are translated at the rates ruling at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date. These translation differences are dealt with in the profit and loss account.

      The balance sheets of foreign entities are translated at the closing rates of exchange and the profit and loss accounts and cash flow statements at average rates. The differences arising from the translation of the opening net investment in subsidiaries at the closing rates and the profit and loss accounts are average rates are taken direct to reserves.

      The functional currency of the group is the local currency, accordingly, its transactions are measured in the local currency and the results are translated upon combination according to the above accounting policy. The reporting currency for the purposes of these financial statements is the Untied States dollar and the combined financial statements have been translated using the closing rate of exchange for the balance sheet and the weighted average rate of exchange for the profit and loss account. The opening capital and reserves have been translated using the rate at 1 January 1995. All differences arising as a result of this translation have been taken directly to the foreign exchange translation reserve.

      TAXATION

      Taxation is provided on the taxable profits of the corporate entities within the group.

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

1.    ACCOUNTING POLICIES - CONTINUED

      DEFERRED TAXATION

      Deferred taxation is provided using the liability method on all timing differences, including those relating to pensions to the extent that they are expected to reverse in the future without being replaced, calculated at the rate at which it is anticipated the timing differences will reverse.

      LEASES

      Assets held under finance leases are capitalised at their fair value on the inception of the leases and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding.

      Operating lease rentals are charged to profit and loss in equal amounts over the lease term.

      INVESTMENTS

      In the combined accounts, shares in associated undertakings are accounted for using the equity method of accounting. The combined profit and loss account includes the group's share of pre-tax profits and losses and the attributable taxation of the associated undertakings. In the combined balance sheet, the investment in associated undertakings is shown as the group's share of the separable net assets.

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

2.    OPERATING PROFIT
                                               1998      1997       1996
                                             -------   -------    -------
Operating profit is stated
 after including:

(a)   Other operating income:

      Profit on sale of tangible
        fixed assets . . . . . . . . . . .       147       317        193
      Other revenue. . . . . . . . . . . .     1,268       129        104
                                             -------   -------    -------
                                               1,415       446        297
                                             =======   =======    =======
(b)   Staff costs:

      Wages and salaries . . . . . . . . .    20,997    21,796     23,290
      Superannuation . . . . . . . . . . .     1,478     1,541      1,997
                                             -------   -------    -------
                                              22,475    23,337     25,287
                                             =======   =======    =======

                                                No.       No.        No.
      Average number of persons
        employed:
      Technical and administration . . . .       675       636        630
                                             =======   =======    =======

(c)   Other operating charges:

      Other operating charges include
       the following:
        Auditor's remuneration . . . . . .       136       153        154
        Other payments to auditors . . . .        89       118        130
        Rentals under operating leases
          Other operating leases . . . . .     2,386     2,931      5,271
                                             =======   =======    =======

(d)   Depreciation and other amounts
       written off tangible fixed assets:
        Owned assets . . . . . . . . . . .       300       337        361
        Assets held under finance leases .       522     1,108      1,032
                                             =======   =======    =======

3.    INVESTMENT INCOME
                                               1998      1997       1996
                                             -------   -------    -------
      (Loss)/Income from interests in
       associated companies
        Transaction Group. . . . . . . . .       (36)      420        739
        Global Property Solutions. . . . .      (185)    --         --
      Income from related body corporates.       725     1,325        855
      Other interest receivable and
        similar income . . . . . . . . . .        41       150         94
                                             -------   -------    -------
                                                 545     1,895      1,688
                                             =======   =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

4.    INTEREST PAYABLE AND SIMILAR CHARGES

                                               1998      1997       1996
                                             -------   -------    -------
      Bank loans, overdrafts and
        other loans. . . . . . . . . . . .        15       144        436
      Finance charges - finance leases . .        82       196        238
                                             -------   -------    -------
                                                  97       340        674
                                             =======   =======    =======

5.    TAX ON PROFIT ON ORDINARY ACTIVITIES

      The taxation charge is made up of the following:

      Based on the profit for the year . .     1998      1997       1996
      Corporate Tax - Australia and
        New Zealand. . . . . . . . . . . .     3,180     2,818      1,392
      Corporation tax (over)/under
        provided in previous year. . . . .         9       (20)       124
      Associated undertakings. . . . . . .         4       135        175
                                             -------   -------    -------
      Income tax expense attributable
        to operating profit. . . . . . . .     3,193     2,933      1,691
                                             =======   =======    =======


      The corporation tax charge is high due to the incidence of expenditure which does not qualify for tax relief, and due to the non recognition of deferred tax assets. If full provision had been made for deferred tax for the year, the tax charge would have been increased/(decreased) by:

      Deferred tax liability . . . . . . .        11       331        (81)
      Deferred tax asset . . . . . . . . .      (619)      (69)        21
                                             -------   -------    -------

                                                (608)      262        (60)
                                             =======   =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

6.    TANGIBLE FIXED ASSETS
                                                       Office
                                                     machinery,
                                                      computer
                                                      equipment
                                           Motor        and
                                          vehicles    fixtures     Total
                                          --------   ----------   -------
      COST
      At 1 January 1997. . . . . . . .      1,440        5,718      7,158
      Foreign exchange translation
        differences. . . . . . . . . .       (213)      (1,093)    (1,306)
      Additions. . . . . . . . . . . .        452          603      1,055
      Disposals. . . . . . . . . . . .       (903)        (638)    (1,541)
                                          -------      -------    -------
      At 31 December 1997. . . . . . .        776        4,590      5,366

      Foreign exchange translation
        differences. . . . . . . . . .        (10)        (309)      (319)
      Additions. . . . . . . . . . . .         73        1,320      1,393
      Disposals. . . . . . . . . . . .       (535)      (1,038)    (1,573)
                                          -------      -------    -------
      At 31 December 1998. . . . . . .        304        4,563      4,867
                                          -------      -------    -------

      ACCUMULATED DEPRECIATION/AMORTISATION

      At 1 January 1997. . . . . . . .        864        3,131      3,995
      Foreign exchange translation
        differences. . . . . . . . . .       (103)        (666)      (769)
      Charge for the year. . . . . . .        293        1,152      1,445
      Disposals. . . . . . . . . . . .       (795)        (637)    (1,432)
                                          -------      -------    -------
      At 31 December 1997. . . . . . .        259        2,980      3,239

      Foreign exchange translation
        differences. . . . . . . . . .         62         (233)      (171)
      Charge for the year. . . . . . .         94          728        822
      Disposals. . . . . . . . . . . .       (298)      (1,036)    (1,334)
                                          -------      -------    -------
      At 31 December 1998. . . . . . .        117        2,439      2,556

      Net book value
      At 31 December 1998. . . . . . .        187        2,124      2,311
                                          =======      =======    =======
      At 31 December 1997. . . . . . .        517        1,610      2,127
                                          =======      =======    =======

      The net book value of the group's fixed assets includes motor vehicles amounting to $1,229 (31 December 1997 $1,088) in respect of assets held under finance leases.

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

7.    INVESTMENTS

                                                         1998       1997
                                                       -------    -------
      Net book value
      Associates . . . . . . . . . . . . . . . . . .       456        979
      Other investments. . . . . . . . . . . . . . .        82         82
                                                       -------    -------
                                                           538      1,061
                                                       =======    =======

      INVESTMENT IN ASSOCIATES
                                                         1998       1997
                                                       -------    -------
      JLW Transact Group . . . . . . . . . . . . . .       456        979
      Global Property Solutions Pty Ltd. . . . . . .     --         --
                                                       -------    -------
                                                           456        979
                                                       =======    =======


                                                     Share of
                                                      post
                                                    acquisition
                                           Cost      reserves      Total
                                          -------   -----------   -------

      At 1 January 1997. . . . . . . .        320          568        888

      Profit for the year. . . . . . .      --             280        280
      Foreign exchange translation . .      --            (189)      (189)
                                          -------      -------    -------

      At 31 December 1997. . . . . . .        320          659        979
                                          -------      -------    -------

      Loss for the year. . . . . . . .      --             (40)       (40)
      Profits distributed. . . . . . .      --            (432)      (432)
      Foreign exchange translation . .      --             (51)       (51)
                                          -------      -------    -------

      At 31 December 1998. . . . . . .        320          136        456
                                          =======      =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

8.    DEBTORS

                                                         1998       1997
                                                       -------    -------

      Trade debtors. . . . . . . . . . . . . . . . .    14,048     11,023
      Other debtors:
        Due within one year. . . . . . . . . . . . .     2,525      1,118
      Prepayments and accrued income . . . . . . . .       243        222
                                                       -------    -------
                                                        16,816     12,363
                                                       =======    =======

9.    CREDITORS:  AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                         1998       1997
                                                       -------    -------
      Obligations under finance leases . . . . . . .       430        770
      Corporation taxation . . . . . . . . . . . . .     1,795      1,819
      Other creditors and accruals . . . . . . . . .     7,777      7,400
      Amounts owed to related entities . . . . . . .     1,456        961
                                                       -------    -------

                                                        11,458     10,950
                                                       =======    =======

10.   CREDITORS:  AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                         1998       1997
                                                       -------    -------

      Obligation under finance leases. . . . . . . .       858        544
                                                       =======    =======

11.   BORROWINGS

      JLW Australia Pty Limited had a bank overdraft facility available of $2,500 (1997: $1,951). The bank overdraft in the prior year was subject to certain covenants being met. This is secured by a registered mortgage debenture over all assets of the wholly-owned controlled entities in the JLW Holdings Pty Limited "Australia" economic entity.

12.   PROVISIONS FOR LIABILITIES AND CHARGES

                                                         1998       1997
                                                       -------    -------

            Employee entitlements. . . . . . . . . .     2,704      1,916

            Deferred tax liability cumulative effect

            Provided:
                                                       =======    =======
            Not Provided:
            Deferred tax asset . . . . . . . . . . .     2,065        871
            Deferred tax liability . . . . . . . . .       (86)       (80)
                                                       =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

13. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                              1998       1997       1996
                                            -------    -------    -------
      Operating profit . . . . . . . . .      5,269      7,689      3,796
      Depreciation and amortisation
        charges. . . . . . . . . . . . .        822      1,445      1,393
      Profit on sale of tangible
        fixed assets . . . . . . . . . .       (147)      (317)      (193)
      Increase/(decrease) in
        provisions for liabilities
        and charges. . . . . . . . . . .        740        (84)       152
      (Increase)/decrease in debtors . .     (4,452)       926      2,249
      Increase/(decrease) in creditors .        734      1,153     (1,155)
      Dividends received from
        associates . . . . . . . . . . .        432      --         --
      Foreign exchange transaction
        differences. . . . . . . . . . .       (126)      (661)      (262)
                                            -------    -------    -------
      Net cash inflow from
        operating activities . . . . . .      3,272     10,151      5,980
                                            =======    =======    =======

14.   ANALYSIS OF NET FUNDS
                                                         Cash
                                              1997       Flow       1996
                                            -------    -------    -------
      Cash in hand and at bank . . . . .      3,719        776      2,943
                                            -------    -------    -------
                                              3,719        776      2,943
      Bank bills . . . . . . . . . . . .      --         2,383     (2,383)
      Finance leases . . . . . . . . . .     (1,314)     1,166     (2,480)
      Short term deposits. . . . . . . .      --        (1,009)     1,009
                                            -------    -------    -------
      Total. . . . . . . . . . . . . . .      2,405      3,316       (911)
                                            =======    =======    =======

                                                         Cash
                                              1998       Flow       1997
                                            -------    -------    -------
      Cash in hand and at bank . . . . .      2,097     (1,622)     3,719
                                            -------    -------    -------
      Finance lease. . . . . . . . . . .     (1,288)        26     (1,314)
                                            -------    -------    -------
      Total. . . . . . . . . . . . . . .        809     (1,596)     2,405
                                            =======    =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

15.   RECONCILIATIONS OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

                                              1998       1997       1996
                                            -------    -------    -------

      Increase/(decrease) in cash in
        the year . . . . . . . . . . . .     (1,622)       776      5,038
      Cash (outflow)/inflow from
        decrease in debt and lease
        financing. . . . . . . . . . . .         26      2,540     (1,331)
                                            -------    -------    -------
      Change in net funds resulting
        from cash flows. . . . . . . . .     (1,596)     3,316      3,707
                                            -------    -------    -------
      Movement in net funds
        in the year. . . . . . . . . . .     (1,596)     3,316      3,707
      Net funds at start of year . . . .      2,405       (911)    (4,618)
                                            -------    -------    -------
      Net funds at end of year . . . . .        809      2,405       (911)
                                            =======    =======    =======

16.   SUPERANNUATION COMMITMENTS

      All employees in Australia are entitled after serving qualifying periods to benefits on retirement, disability or death from the JLW Staff Superannuation Fund or the JLW Executive Superannuation Fund or other complying superannuation funds. The Superannuation plans are accumulation funds and provide benefits based on contributions and interest. Employees may contribute to plans. These plans do not operate in New Zealand.

17.   OPERATING LEASE COMMITMENTS

      At 31 December 1998 and 1997, the group was committed to making the following payments during the next year in respect of operating leases:

                                                         1998       1997
                                                      Buildings  Buildings
                                                      ---------  ---------

      Lease which expire:
      Within one year. . . . . . . . . . . . . . . .        33      --
      Within two to five years . . . . . . . . . . .     3,777     15,759
      After five years . . . . . . . . . . . . . . .     9,008      --
                                                       -------    -------
                                                        12,818     15,759
                                                       =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

18.   OBLIGATIONS UNDER FINANCE LEASES

                                                         1998       1997
                                                       -------    -------
      The minimum lease payments to which
       the group was committed at 31 December
       were as follows:
      Due within one year. . . . . . . . . . . . . .       513        856
      Due within two to five years . . . . . . . . .       962        591
                                                       -------    -------

                                                         1,475      1,447
      Less:  interest allocated to future periods. .       187        133
                                                       -------    -------

                                                         1,288      1,314
                                                       =======    =======

      Due within one year. . . . . . . . . . . . . .       430        770
      Due after more than one year . . . . . . . . .       858        544
                                                       -------    -------

                                                         1,288      1,314
                                                       =======    =======


19.   CALLED UP SHARE CAPITAL

                                                         1998       1997
                                                       -------    -------
      AUTHORISED CAPITAL
      JLW Holdings Pty Ltd (Australia) . . . . . . .       777        777
      Jones Lang Wootton Holdings Pty Ltd
        (New Zealand). . . . . . . . . . . . . . . .         3          3
                                                       -------    -------

                                                           780        780
                                                       =======    =======

      ISSUED CAPITAL
      JLW Holdings Pty Ltd (Australia) . . . . . . .        78         78
      Jones Lang Wootton Holdings Pty Ltd
        (New Zealand). . . . . . . . . . . . . . . .         3          3
                                                       -------    -------

                                                            81         81
                                                       =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

20.   RELATED PARTY TRANSACTIONS

      JLW HOLDINGS PTY LIMITED

      The following related party transactions occurred during the financial year:

                                                      31 December
                                            -----------------------------
                                              1998       1997       1996
                                            -------    -------    -------
1)    Related party dividends and income

      i)    JLW Australia Pty Limited

            received from JLW (Hong Kong) Ltd:
            - dividend . . . . . . . . .        133        138        243
            - income . . . . . . . . . .         38      --         --
                                            -------    -------    -------

      ii)   JLW Australia Pty Limited

            received from JLW Property
            Construction (Singapore)
            Pte Limited:
            - dividend . . . . . . . . .        469        999        427
                                            -------    -------    -------

      iii)  JLW Australia Pty Limited

            received from JLW Transact
            Pty Limited:
            - dividend . . . . . . . . .      --           188        185
                                            -------    -------    -------

      iv)   JLW Australia Pty Limited

            received from JLW
            International
            - income . . . . . . . . . .        694      --         --
                                            -------    -------    -------

2) Interest paid on subordinated loans was at commercial rates of interest and amounted to:

                                    $000's
                                    ------
                    1998               6
                    1997              99
                    1996             168

      These loans were subordinated in favor of the National Australia Bank's financial accommodation only. These loans were repaid during 1998.

      JONES LANG WOOTTON HOLDINGS LIMITED (NEW ZEALAND)

      No related party debts have been written off or forgiven during the year.

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

21.   ADDITIONAL INFORMATION ON COMPANIES WITHIN THE JLW AUSTRALASIA GROUP

      (i) JLW Holdings Pty Limited ("Australia") and its controlled entities

                               Country of
                             incorporation/                      Proportion
                              registration                        of Owner-
      Company                and operation          Activity      ship held
      -------                --------------         --------     ----------

JLW Holdings Pty Limited        Australia        Holding Company    100%

JLW Australia Pty Limited       Australia        Holding Company    100%

JLW (NSW) Pty Limited           Australia       Property, sales,    100%
                                                   leasing and
                                                   management
                                                     company

JLW (ACT) Pty Limited           Australia       Property, sales,    100%
                                                   leasing and
                                                   management
                                                     company

JLW (VIC) Pty Limited           Australia       Property, sales,    100%
                                                   leasing and
                                                   management
                                                     company

JLW (QLD) Pty Limited           Australia       Property, sales,    100%
                                                   leasing and
                                                   management
                                                     company

JLW (SA) Pty Limited            Australia       Property, sales,    100%
                                                   leasing and
                                                   management
                                                     company

JLW (WA) Pty Limited            Australia       Property, sales,    100%
                                                   leasing and
                                                   management
                                                     company

JLW Strata Management
  Pty Limited                   Australia           Property        100%
                                                   management
                                                    services

JLW Management Services
  Pty Limited                   Australia           Property        100%
                                                   management
                                                    services

JLW Property Fund Advisors
  Pty Limited                   Australia           Property        100%
                                                    licensing
                                                     company

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

21.   ADDITIONAL INFORMATION ON COMPANIES WITHIN THE JLW AUSTRALASIA GROUP
- CONTINUED

      (i) JLW Holdings Pty Limited ("Australia") and its controlled entities - Continued

                               Country of
                             incorporation/                      Proportion
                              registration                        of Owner-
      Company                and operation          Activity      ship held
      -------                --------------         --------     ----------

JLW Corporate Property          Australia            Dormant        100%
(VIC) Pty Limited                                    Company

JLW Property Financial          Australia           Property        100%
  Services Ltd.                                     licensing
                                                     company

JLW Advisory Services           Australia           Property        100%
  Pty Limited                                       advisory
                                                    services

JLW Corporate Facilities        Australia            Dormant        100%
  Management Pty Limited                             company

JLW Superannuation              Australia        Superannuation     100%
  Pty Limited                                     fund trustee

JLW Nominees Pty Limited        Australia            Dormant        100%
                                                     company

JLW Advisory Corporate          Australia           Property        100%
  Property Pty Limited                              advisory
                                                    services

JLW Executive Superannua-       Australia        Superannuation     100%
  tion Pty Limited                                fund trustee

JLW (TAS) Pty Limited           Australia            Dormant        100%
                                                     company

JLW Fund Management             Australia            Dormant        100%
  Pty Limited                                        company

Caylott Pty Limited             Australia            Dormant        100%
                                                     company

Jones Lang Wootton Fund         Australia            Dormant        100%
  Management Pty Limited                             company

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

21.   ADDITIONAL INFORMATION ON COMPANIES WITHIN THE JLW AUSTRALASIA GROUP
- CONTINUED

      (ii) Jones Lang Wootton Holdings Pty Limited ("New Zealand") and its controlled entities.

                               Country of
                             incorporation/                      Proportion
                              registration                        of Owner-
      Company                and operation          Activity      ship held
      -------                --------------         --------     ----------

Jones Lang Wootton             New Zealand      Property, sales,    100%
  Holdings Limited                                 leasing and
                                                   management
                                                     company

JLW Advisory Limited           New Zealand      Property advisory   100%
                                                    services

Jones Lang Wootton             New Zealand      Property, sales,    100%
  Limited                                          leasing and
                                                   management
                                                     company


      (iii) Combined JLW "Transact Group"

                               Country of
                             incorporation/                      Proportion
                              registration                        of Owner-
      Company                and operation          Activity      ship held
      -------                --------------         --------     ----------

JLW Transact Pty Ltd            Australia         Hotel sales,     Note 1
  Australia                                        leasing and
                                                   management

JLW Transact Ltd               New Zealand         Hotel sales     Note 1
  New Zealand                                      leasing and
                                                   management

JLW Transact Ltd                Hong Kong          Hotel sales     Note 1
  Hong Kong                                        leasing and
                                                   management

JLW Administration              Australia          Hotel sales     Note 1
  Pty Ltd                                          leasing and
                                                   management

Transact Hotel & Tourism        Singapore          Hotel sales     Note 1
  Property (Singapore)                             leasing and
  Pte Limited                                      management

JLW Transact Pte Limited        Indonesia         Hotel sales,     Note 1
  Indonesia                                        leasing and
                                                   management

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

21.   ADDITIONAL INFORMATION ON COMPANIES WITHIN THE JLW AUSTRALASIA GROUP
- CONTINUED

      (iii) Combined JLW "Transact Group" - Continued

      NOTE 1
      ------

      JLW Administration Pty Limited and JLW Transact (New Zealand) are included as subsidiaries in the 1995 Australasia accounts. From 1st January 1996, the combined JLW "Transact Group" is included in the Australasia accounts as an equity investment on the basis of percentage ownership (1996 - 37.75%; 1998 - 35%).


      (iv)  Other Associates

                               Country of
                             incorporation/                      Proportion
                              registration                        of Owner-
      Company                and operation          Activity      ship held
      -------                --------------         --------     ----------

Global Property Solutions       Australia           Property         50%
  Pty Limited                                      management
                                                     company

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

22.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      The combined financial statements are prepared in accordance with UK GAAP which differs in certain significant respects from US GAAP. The principal differences that affect the combined profit for the year and Shareholders' equity are explained below and the approximate effect is shown below the explanations.


      GOODWILL

      Under UK GAAP, on the acquisition of a business, including an interest in an associated undertaking, fair values are attributed to the group's share of net tangible assets. Where the cost of acquisition exceeds the values attributable to such net assets, the difference is treated as purchased goodwill and is written off directly to reserves in the year of acquisition. Under US GAAP, goodwill may not be written-off to retain profits and must be capitalised and amortised over its expected useful life but not in excess of 40 years. Accordingly, the adjustments to reflect this differing treatment in these financial statements is to amortise goodwill over a period of ten years, the expected useful life.


      DEFERRED TAXATION

      Under UK GAAP, taxation is provided for at the anticipated tax rates on timing differences arising from the inclusion of income and expenditure in tax computations in periods different from those in which they are included in financial statements to the extent that it is probable that a liability or asset will crystallise in the future. Under US GAAP, deferred taxation is provided for on all temporary differences under the liability method subject to a valuation allowance on deferred tax assets where applicable.


      EMPLOYEE ENTITLEMENTS

      Under UK GAAP, provision is made for annual leave entitlements on the portion of the cumulative balance due that exceeds the annual entitlement of 20 days. Long Service Leave is provided based on amounts payable at balance date. Under US GAAP, provision is made for long service leave and annual leave estimated to be payable to employees on the basis of statutory and contractual requirements.

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

22.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      COMBINED INCOME STATEMENTS

                                              1998       1997       1996
                                            -------    -------    -------
      Profit for the period attributable
        to JLW Australasia as reported
        in accordance with UK GAAP . . .      1,207      1,021      2,175

      Adjustments:

      Deferred income tax. . . . . . . .        608         14        130

      Goodwill . . . . . . . . . . . . .        (47)       (55)       (58)

      Employee entitlements. . . . . . .       (694)      (196)      (161)
                                            -------    -------    -------

      Subtotal . . . . . . . . . . . . .      1,074        784      2,086
      Add dividends paid . . . . . . . .      1,317      5,290        944
                                            -------    -------    -------

      Profit for the period attributable
        to JLW Australasia as reported
        in accordance with US GAAP . . .      2,391      6,074      3,030
                                            =======    =======    =======


      COMBINED BALANCE SHEETS

                                              1998       1997       1996
                                            -------    -------    -------
      Shareholders funds as reported
        in accordance with UK GAAP . . .      6,742      5,860      6,037

      Deferred income tax. . . . . . . .      2,042      1,541      1,866

      Goodwill . . . . . . . . . . . . .      --            49        119

      Employee entitlements. . . . . . .     (2,406)    (1,840)    (2,033)
                                            -------    -------    -------

      Shareholders' funds as reported
        with US GAAP . . . . . . . . . .      6,378      5,610      5,989
                                            =======    =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

22.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

      COMBINED STATEMENTS OF CASH FLOWS

      The combined statements of cash flows prepared under UK GAAP differ in certain presentational respects from the format required under Statement of Cash Flows ("SFAS") 95. Under UK GAAP, a reconciliation of operating profit to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes are presented separately from cash flows from operating activities.

      Under SFAS 95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement.

      Summary consolidated cash flow information as presented in accordance with SFAS 95:

                                              1998       1997       1996
                                            -------    -------    -------
      Cash was provided by/(used in):
      Operating activities . . . . . . .        728      9,269      5,329
      Investing activities . . . . . . .     (1,007)      (663)      (678)
      Financing activities . . . . . . .     (1,343)    (7,830)    (1,708)
                                            -------    -------    -------
      Net increase/(decrease) in cash. .     (1,622)       776      2,943
      Cash at the beginning of the
        period . . . . . . . . . . . . .      3,719      2,943      --
                                            -------    -------    -------
      Cash at the end of the period. . .      2,097      3,719      2,943
                                            =======    =======    =======


      A reconciliation between the consolidated statement of cash flows presented in accordance with UK GAAP and US GAAP is set out below:

                                              1998       1997       1996
                                            -------    -------    -------
      OPERATING ACTIVITIES
      Net cash inflow from operating
        activities (UK GAAP) . . . . . .      3,272     10,151      5,980
      Dividends received . . . . . . . .        725      1,325        855
      Interest received. . . . . . . . .         41        150         94
      Interest paid. . . . . . . . . . .        (15)      (144)      (436)
      Interest element of finance
        lease rentals. . . . . . . . . .        (82)      (196)      (238)
      Tax paid . . . . . . . . . . . . .     (3,213)    (2,017)      (926)
                                            -------    -------    -------
      Net cash provided by
        operating activities . . . . . .        728      9,269      5,329
                                            -------    -------    -------

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

22.   SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP - CONTINUED

                                              1998       1997       1996
                                            -------    -------    -------
      FINANCING ACTIVITIES
      Net cash inflow/(outflow)
        from operating activities
        (UK GAAP). . . . . . . . . . . .        (26)    (2,540)     1,331
      Bank overdraft utilised/unpaid . .      --         --        (2,095)
      Dividends paid . . . . . . . . . .     (1,317)    (5,290)      (944)
                                            -------    -------    -------
      Net cash provided by
        financing activities . . . . . .     (1,343)    (7,830)    (1,708)
                                            =======    =======    =======

      No difference exist between UK GAAP and US GAAP for investing activities.

23.   BALANCE SHEET AND PROFIT AND LOSS ACCOUNT UNDER US GAAP

      The following balance sheet and profit and loss account have been prepared in accordance with US GAAP and reflect the adjustments detailed in note 22 to the accounts.

      BALANCE SHEET
                                                         1998       1997
                                                       -------    -------
      ASSETS

      CURRENT ASSETS
      Cash and cash equivalents. . . . . . . . . . .     2,097      3,719

        Trade receivables, net . . . . . . . . . . .    14,048     11,022
        Other receivables. . . . . . . . . . . . . .     2,525      1,121
        Prepaid expenses . . . . . . . . . . . . . .       243        221
        Deferred tax asset . . . . . . . . . . . . .        97         56
                                                       -------    -------

      TOTAL CURRENT ASSETS`. . . . . . . . . . . . .    19,010     16,139

      Property and equipment (net) . . . . . . . . .     2,311      2,127

      Intangibles resulting from business
        acquisitions . . . . . . . . . . . . . . . .     --            49

      Investments. . . . . . . . . . . . . . . . . .       601      1,128
      Deferred tax asset . . . . . . . . . . . . . .     1,968      1,497
                                                       -------    -------

      TOTAL ASSETS . . . . . . . . . . . . . . . . .    23,890     20,940
                                                       =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

23.   BALANCE SHEET AND PROFIT AND LOSS ACCOUNT UNDER US GAAP - CONTINUED

      BALANCE SHEET
                                                         1998       1997
                                                       -------    -------
      LIABILITIES AND SHAREHOLDERS' FUNDS

      CURRENT LIABILITIES
      Accounts payable and accrued liabilities . . .     9,663      9,131
      Taxation . . . . . . . . . . . . . . . . . . .     1,795      1,819
      Other liabilities. . . . . . . . . . . . . . .     4,460      3,070
                                                       -------    -------

      TOTAL CURRENT LIABILITIES. . . . . . . . . . .    15,918     14,020

      Deferred tax liability . . . . . . . . . . . .        86         80
      Other long term liabilities. . . . . . . . . .     1,508      1,230
                                                       -------    -------

      TOTAL LIABILITIES. . . . . . . . . . . . . . .    17,512     15,330

      MINORITY INTERESTS . . . . . . . . . . . . . .     --         --

      SHAREHOLDERS' FUNDS

      Issued capital . . . . . . . . . . . . . . . .        81         81
      Retained earnings. . . . . . . . . . . . . . .     7,612      6,538
      Effects of cumulative translation
        adjustments. . . . . . . . . . . . . . . . .    (1,315)    (1,009)
                                                       -------    -------

      TOTAL SHAREHOLDERS' FUNDS. . . . . . . . . . .     6,378      5,610
                                                       -------    -------

      TOTAL LIABILITIES AND
      SHAREHOLDERS' FUNDS. . . . . . . . . . . . . .    23,890     20,940
                                                       =======    =======

COMBINED FINANCIAL STATEMENTS OF THE
JLW AUSTRALASIA GROUP

NOTES TO THE ACCOUNTS - CONTINUED
YEARS ENDED 31 DECEMBER 1998, 1997 AND 1996
(US$ in thousands, except where stated otherwise)

23.   BALANCE SHEET AND PROFIT AND LOSS ACCOUNT UNDER US GAAP - CONTINUED

      PROFIT AND LOSS ACCOUNT
                                              1998       1997       1996
                                            -------    -------    -------
      REVENUE
        Operating revenue. . . . . . . .     56,093     60,522     60,281
        Interest revenue . . . . . . . .         41        150         94
        Other income . . . . . . . . . .      2,136      1,777      1,229
                                            -------    -------    -------

      TOTAL REVENUE. . . . . . . . . . .     58,270     62,449     61,604

      OPERATING EXPENSES
        Compensation and benefits. . . .     22,475     23,337     25,287
        Operating, administrative
          and other. . . . . . . . . . .     27,170     28,440     29,648
        Merger related non-recurring
          costs. . . . . . . . . . . . .      2,660      --         --
        Depreciation and amortisation. .        892      1,340      1,405
                                            -------    -------    -------

      TOTAL OPERATING EXPENSES . . . . .     53,197     53,117     56,340
                                            -------    -------    -------

      OPERATING INCOME . . . . . . . . .      5,073      9,332      5,264

      Interest expense . . . . . . . . .        (97)      (340)      (674)
                                            -------    -------    -------
      EARNINGS BEFORE PROVISION
        FOR INCOME TAX . . . . . . . . .      4,976      8,992      4,590

      Provision for income taxes . . . .     (2,585)    (2,918)    (1,560)
                                            -------    -------    -------

                                              2,391      6,074      3,030
                                            =======    =======    =======

      (b)   Pro Forma Financial Information:

           The following pro forma financial information gives effect to the merger with JLW, the Integration of the JLW entities, and the acquisition of Compass as submitted herewith:

      1. Unaudited Pro Forma Combined Balance Sheet for Jones Lang LaSalle as of December 31, 1998 and notes thereto.

      2. Unaudited Pro Forma Combined Statements of Earnings for Jones Lang LaSalle for the year ended December 31, 1998 and notes thereto.

      3. Unaudited Pro Forma Combined Balance Sheet for the JLW companies as of December 31, 1998 and notes thereto.

      4. Unaudited Pro Forma Combined Statement of Earnings for the JLW companies for the year ended December 31, 1998 and notes thereto.

           The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances. The pro forma consolidated financial statements are not necessarily indicative of what the actual financial position and results of operations would have been as of December 31, 1998 and for the year ended December 31, 1998 had LaSalle completed the Compass acquisition and the JLW merger as of the dates indicated nor does it purport to represent the future financial position or results of operations of LaSalle.

JONES LANG LASALLE

     The following Unaudited Pro Forma Consolidated Financial Statements are derived from the historical financial statements of LaSalle, Compass and the JLW entities. The Unaudited Pro Forma Jones Lang LaSalle Consolidated Statement of Earnings for the year ended December 31, 1998 gives effect to the acquisition of Compass and the merger with JLW, after giving effect to the Integration, as if they had occurred on January 1, 1998. The Unaudited Pro Forma Jones Lang LaSalle Consolidated Balance Sheet as of December 31, 1998 combines the historical consolidated and combined statements of LaSalle and JLW as if the merger with JLW, after giving effect to the Integration, had occurred on that date after giving effect to pro forma adjustments described in the accompanying notes. The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements of LaSalle and the JLW entities and the notes thereto.


     The anticipated accounting treatment for the JLW Merger is guided by both APB Opinion NO. 16 and APB Opinion
NO. 25 as illustrated in the table below (in thousands, except share data).

                                          TOTAL SHARE           CURRENT           NEW JLW
SHARE TYPE                                CONSIDERATION        JLW OWNERS          OWNERS             ESOT
----------                                -------------        ----------        ----------        ----------
NUMBER OF SHARES--
Non-restricted (1) . . . . . . . . . .     $ 7,657,211        5,961,761 A         649,341 B       1,046,109 B
Shares subject to forfeiture or
 vesting (2):
  Issued to JLW Asia Shareholders (3).       1,187,479          891,706 C         295,773 C           --
  All others . . . . . . . . . . . . .       3,417,743        2,613,892 B         278,519 B         525,332 B
Adjustment (4) . . . . . . . . . . . .       1,241,683        1,031,908 A         100,880 C         108,895 C
Indemnification (5). . . . . . . . . .         750,000          584,716 A          73,296 C          91,988 C
                                           -----------       ----------        ----------        ----------
      Total shares (6) . . . . . . . .      14,254,116       11,083,983         1,397,809         1,772,324
Pro forma net worth adjustment (7) . .        (149,565)        (126,204)A         (20,475)C          (2,886)C
                                           -----------       ----------        ----------        ----------
      Pro forma total shares . . . . .      14,104,551       10,957,779         1,377,334 C       1,769,438
                                           ===========       ==========        ==========        ==========
      Cash share equivalent. . . . . .         111,084           96,949 A          14,135 B           --
                                           ===========       ==========        ==========        ==========
ACCOUNTING VALUE-
Non-restricted (8) . . . . . . . . . .     $   270,874          210,897 A          22,971 B          37,006 B
Shares subject to forfeiture or
 vesting (2):
  Issued to JLW Asia Shareholders (3).          42,007           31,544 C          10,463 C           --
  All others . . . . . . . . . . . . .         120,903           92,466 B           9,853 B          18,584 B
Adjustments (8). . . . . . . . . . . .          43,925           36,504 A           3,569 C           3,852 C
Indemnification (8). . . . . . . . . .          26,531           20,684 A           2,593 C           3,254 C
                                           -----------       ----------        ----------        ----------
      Total shares (6) . . . . . . . .         504,240          392,095            49,449            62,696
Pro forma net worth adjustment (7) . .          (5,291)          (4,464)A            (724)C            (103)C
Difference as a result of
  purchase accounting (9). . . . . . .        (116,589)        (116,589)A           --                --
                                           -----------       ----------        ----------        ----------
      Pro forma total shares . . . . .     $   382,360          271,042            48,725            62,593
                                           ===========       ==========        ==========        ==========
Cash shares. . . . . . . . . . . . . .     $     3,466            3,025 A             441 B           --
Cash payment to JLW Australia. . . . .           2,700            2,700 A           --                --
                                           -----------       ----------        ----------        ----------
      Cash consideration . . . . . . .     $     6,166            5,725               441             --
                                           ===========       ==========        ==========        ==========
      Total consideration. . . . . . .     $   388,526          276,767            49,166            62,593
                                           ===========       ==========        ==========        ==========



                                                                                        Compensation Expense
                                                                                         Recognition Period
                                                                                 -------------------------------
                              Shares           Shares       Cash       Total     Closing       1999        2000
                             -------          -------     -------     -------    -------     -------     -------
ACCOUNTING TREATMENT
APB Opinion No. 16-
 Business Combination
 (A) . . . . . . .          7,452,181  53%   $147,032       5,725     152,757
APB Opinion No. 25-
 Stock Issued to
 Employees:
FIXED PLAN (B)
ISSUE DATE:
  Closing. . . . .          4,366,294         154,458         441     154,899     36,653      59,586      58,660
  December 31,
    1999 . . . . .            215,375           7,619       --          7,619      --          4,036       3,583
  December 31,
    2000 . . . . .            531,524          18,803       --         18,803      --          --         18,803
                           ----------         -------     -------     -------    -------     -------     -------
                            5,113,193  36%    180,880         441     181,321     36,653      63,622      81,046

VARIABLE PLAN (C)
ISSUE DATE:
  Closing. . . . .          1,432,180          50,663       --         50,663      8,337      21,323      21,003
  December 31,
   1999. . . . . .             28,154             996       --            996      --            996       --
  December 31,
    2000 . . . . .             78,843           2,789       --          2,789      --          --          2,789
                           ----------         -------     -------     -------    -------     -------     -------
                            1,539,177  11%     54,448       --         54,448      8,337      22,319      23,792
                           ----------         -------     -------     -------    -------     -------     -------
                           14,104,551         382,360       6,166     388,526     44,990      85,941     104,838
                           ==========         =======     =======     =======    =======     =======     =======


      NOTE: As noted in the following unaudited pro forma consolidated statement of earnings for the year ended December 31, 1998, Jones Lang LaSalle anticipates that it will incur compensation expense of $130.9 which represents the sum of the compensation expense recognized at Closing ($45.0 million) and during 1999 ($85.9 million) reflected above.

--------------

(A)   Accounted for using purchase accounting under APB Opinion No. 16.

(B) Accounted for using fixed plan compensation accounting under APB Opinion No. 25.

(C) Accounted for using variable plan compensation accounting under APB Opinion No. 25.

(1) Represents shares that are not subject to indemnification, forfeiture or vesting provisions or to closing net worth requirements.

(2) Includes the Forfeiture Shares and ESOT Shares which are subject to vesting.

(3) Includes Forfeiture Shares to be issued to Current JLW Owners and New JLW Owners of the JLW Asia companies which will be deposited with the indemnity escrow agent at closing and are thereby subject to indemnification provisions.

(4)   Includes Adjustment Shares.

(5)   Includes Indemnification Shares.

(6)   Assumes the closing net worth requirements are met.

(7) Represents Adjustment Shares to be returned to Jones Lang LaSalle based on the net worth adjustment calculated on a pro forma basis as of December 31, 1998.

(8) Represents the value of these shares at $35.375 which was the closing price on March 10, 1999.

(9) Represents the difference between the value of the shares reflected in the table above compared to the value used under APB Opinion No. 16 which represents the average price of Jones Lang LaSalle (formerly LaSalle) common stock of $24.66 per share for the five day period that includes the two trading days immediately preceding, the trading day of, and the two trading days immediately following the date of substantial completion of negotiations regarding the principal financial terms of the merger (October 9, 1998) discounted at a rate of 20%, to account for transferability restrictions applicable to such shares.

     All Consideration issued to Current JLW Owners, excluding Forfeiture Shares, in connection with the JLW merger were accounted for using the purchase method of accounting in accordance with APB Opinion No. 16. The purchase price was calculated based on (i) the aggregate of the fair market value of such shares, valued at the five-day average closing stock price surrounding the date the terms of the merger were substantially complete, discounted at a rate of 20% for transferability restrictions, (ii) the cash consideration paid, and (iii) capitalizable transaction costs. Such aggregate value of consideration was compared to the fair value of the identifiable net assets acquired and the difference was allocated to goodwill and is being amortized on a straight-line basis over an estimated useful life of 40 years.

     The Forfeiture Shares issued to Current JLW Owners, the ESOT Shares and the cash consideration, Non-restricted Shares, Indemnification Shares, Adjustment Shares and Forfeiture Shares issued to the New JLW Owners in connection with the merger will be accounted for as compensation expense in accordance with APB Opinion No. 25 at the date of issuance to New JLW Owners or the date that ESOT Shares are specifically allocated to employees. Non-restricted Shares and Indemnification Shares not subject to vesting restrictions that were issued to New JLW Owners or allocated from the ESOT were treated as compensation expense at closing or as allocated in the ESOT. Compensation expense related to Forfeiture Shares or to Non-restricted Shares and Indemnification Shares which are subject to vesting provisions were recorded as deferred compensation at the time of issuance to New JLW Owners or allocation from the ESOT and are being amortized on a straight-line basis over the forfeiture or vesting period.

     For purposes of the pro forma financial statements included herein, all compensation expense has been calculated based on the closing price of $35.375 per share of Jones Lang LaSalle common stock on March 10, 1999.

     For purposes of the pro forma financial statements included herein, all shares anticipated to be allocated from the ESOT during 1999 are assumed to have been allocated during 1998 based on the same timing of allocation and based on a closing price of $35.375 per share of Jones Lang LaSalle common stock. Accordingly, only those shares assumed to have been allocated from the ESOT through December 31, 1999 and the related amortization of compensation expense under the forfeiture or vesting provisions have been included in the pro forma financial statements. The actual amount of compensation expense will vary depending on the price per share of Jones Lang LaSalle common stock at each allocation date.

     For purposes of the pro forma financial statements included herein, the following principal assumptions have been made:

      .     No claims exist which may be made against the Indemnification
Shares. Accordingly, Indemnification Shares are accounted for in the purchase price or as compensation expense as of their issuance or allocation date.

      .     Based on the JLW companies' balance sheets for each reporting group at December 31, 1998, included elsewhere herein, the Adjustment Shares to be returned to LaSalle Partners pursuant to the net worth adjustments total approximately 149,565 shares with the remaining 1,092,118 Adjustment Shares being distributed to the Current JLW Owners, New JLW Owners and the ESOT in accordance with their original allocation. These shares have been included in the calculation of the purchase price and compensation expense in the attached pro forma financial statements.

      .     Under the forfeiture restrictions, Forfeiture Shares and ESOT
Shares subject to vesting deemed to be related to a "Bad Leaver" will be reallocated among the remaining former JLW Shareholders or from the ESOT. Under APB Opinion No. 25, the compensation expense associated with reallocated shares will need to be remeasured based on the closing stock price on the date of reallocation. As the forfeiture status will not be determined and the related shares will be not be reallocated until December 31, 2000, the Forfeiture Shares and ESOT Shares subject to vesting related to all employees that leave Jones Lang LaSalle will continue to be amortized over their original amortization schedule through December 31, 2000 and compensation expense will be adjusted at that date. The pro forma financial statements do not assume any reallocation of shares or changes in stock price through December 31, 2000.

      .     The Indemnification Shares and Adjustment Shares which are deposited with the Indemnity Escrow Agent at closing on behalf of the New JLW Owners and the ESOT reflect shares of Jones Lang LaSalle common stock which are contingently returnable and accounted for as a variable stock aware plan. Accordingly, the compensation expense associated with those shares will be adjusted quarterly to reflect changes in the price per share of Jones Lang LaSalle common stock until such shares are released from the escrow. The value of the 750,000 Indemnification Shares is anticipated to be adjusted quarterly from the closing date through the 450th day following closing. The 1,241,683 Adjustment Shares are subject to the closing balance sheet net worth requirement and will be adjusted quarterly through the date the closing balance sheet is agreed upon by the parties. For purposes of the pro forma financial statements included herein, the closing price per share of Jones Lang LaSalle common stock on March 10, 1999 has been used and held constant; therefore, no adjustments to compensation expense have been assumed.

      .     The Forfeiture Shares of the JLW Asia shareholders are being deposited with the Indemnity Escrow Agent in lieu of the Forfeiture Shares Escrow Agent and will also be contingently returnable, and accordingly, accounted for as a variable award stock plan. The compensation expense related to the Forfeiture Shares will continue to be amortized through December 31, 2000 for accounting purposes, pending any claim against those shares, and the deferred compensation balance will be adjusted on a quarterly basis to reflect changes in the price per share of Jones Lang LaSalle common stock. The pro forma financial statements included herein assume that no claims will be made against these Forfeiture Shares and that the stock price throughout the pro forma period is equal to the closing stock price on March 10, 1999. Accordingly, no adjustments have been made for changes in stock price for the pro forma period.

     The total shares subject to variable plan accounting aggregated 1,539,177 or approximately 11% of the total shares issued and approximately 23% of the total shares subject to compensation accounting.

     On a pro forma basis for Jones Lang LaSalle, the basic and diluted loss per common share was $(4.47) for the year ended December 31, 1998. No Forfeiture Shares, Indemnification Shares, unallocated ESOT Shares or options on Jones Lang LaSalle common stock issuable in connection with the acquisition of Compass were included in the pro forma Jones Lang LaSalle diluted weighted average shares outstanding because, due to the operating loss, inclusion of such common stock equivalents would be anti-dilutive.
In accordance with the accounting policies discussed in the following paragraphs, merger-related nonrecurring compensation expense totaling $130.9 million has been reflected in the Pro Forma Jones Lang LaSalle Consolidated Statement of Earnings for the year ended December 31, 1998.
In addition, the results of the JLW companies for the year ended December 31, 1998 include approximately $22.6 million in merger related nonrecurring costs related to the merger with LaSalle and their Integration. Excluding these merger related nonrecurring costs, pro forma diluted earnings per share of Jones Lang LaSalle would have been $1.45 for the year ended December 31, 1998, based on diluted weighted average shares outstanding giving effect to (i) outstanding shares of Jones Lang LaSalle common stock;
(ii) dilutive options outstanding issued to Jones Lang LaSalle employees, including options issued to former employees of Compass; and (iii) 14,254,116 shares of LaSalle Partners common stock issued in connection with the JLW merger as adjusted for the 149,565 Adjustment Shares anticipated to be returned to Jones Lang LaSalle based on the closing net worth at December 31, 1998.

     On a pro forma basis for LaSalle Partners and Compass combined, diluted earnings per common share was $.82 for the year ended December 31, 1998, compared to LaSalle's results of $1.25. The regional infrastructures for LaSalle's former Management Services segment and the Compass businesses were highly duplicative. Costs savings, the extent of which will be dependent on the successful integration of the two businesses, have not been reflected in the following pro forma statements of earnings.


                                                JONES LANG LASALLE

                                    UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                              AS OF DECEMBER 31, 1998
                                                  (in thousands)


                                                                             JLW                      Pro Forma
                                                                 ----------------------------         Jones Lang
                                                 Historical      Pro Forma        Acquisition          LaSalle
                                                  LaSalle (1)    Combined (2)     Adjustments          Combined
                                                 ------------    ------------     -----------         ----------
Assets
Current assets:
  Cash and cash equivalents. . . . . . . . .      $   16,941           5,820          (5,725)(3)         16,595
                                                                                        (441)(4)
  Trade receivables, net . . . . . . . . . .         116,965         114,233                            231,198
  Due from affiliate . . . . . . . . . . . .           --              --                                 --
  Notes receivable and advances to
    real estate ventures . . . . . . . . . .          17,042           --                                17,042
  Other receivables. . . . . . . . . . . . .           3,385          31,248                             34,633
  Prepaid expenses . . . . . . . . . . . . .           2,185           6,633                              8,818
  Other assets . . . . . . . . . . . . . . .           --              --                                 --
  Deferred tax benefit . . . . . . . . . . .           9,926           1,568                             11,494
                                                  ----------       ---------       ---------          ---------
      Total current assets . . . . . . . . .         166,444         159,502          (6,166)           319,780

Property and equipment, at cost,
  less accumulated depreciation. . . . . . .          28,773          34,117                             62,890
Goodwill and intangibles resulting
  from business acquisitions,
  net of amortization. . . . . . . . . . . .         229,437           3,983         133,356 (5)        366,776
Investments in JLW Businesses. . . . . . . .                                         165,257 (3)          --
                                                                                    (165,257)(5)
Investments in real estate ventures. . . . .          52,976             984                             53,960
Long-term receivables, net . . . . . . . . .          10,950           6,104                             17,054
Deferred income taxes. . . . . . . . . . . .                           3,757           5,283 (5)          9,040
Deferred compensation. . . . . . . . . . . .                                         160,573 (4)        160,573
Prepaid pension assets . . . . . . . . . . .                           8,451          13,600 (5)         22,051
Other assets, net. . . . . . . . . . . . . .           2,341           2,632                              4,973
                                                  ----------       ---------       ---------          ---------
    Total assets . . . . . . . . . . . . . .      $  490,921         219,530         306,646          1,017,097
                                                  ==========       =========       =========          =========






                                                JONES LANG LASALLE

                              UNAUDITED PRO FORMA COMBINED BALANCE SHEET - CONTINUED



                                                                              JLW                     Pro Forma
                                                                 ----------------------------         Jones Lang
                                                 Historical      Pro Forma        Acquisition          LaSalle
                                                  LaSalle (1)    Combined (2)     Adjustments          Combined
                                                 ------------    ------------     -----------         ----------
Liabilities
Current liabilities:
  Accounts payable and accrued
    liabilities. . . . . . . . . . . . . . .     $    51,101          96,860          12,500 (3)        161,671
                                                                                       1,210 (5)
  Accrued compensation . . . . . . . . . . .          58,398             620          10,192 (5)         69,210
  Due to parent. . . . . . . . . . . . . . .                                                              --
  Income taxes payable . . . . . . . . . . .                           9,364                              9,364
  Other liabilities. . . . . . . . . . . . .           8,324          52,393           2,500 (5)         63,217
  Current maturities of long-term debt . . .           --             14,092                             14,092
                                                  ----------       ---------       ---------          ---------
      Total current liabilities. . . . . . .         117,823         173,329          26,402            317,554

Long-term credit facility. . . . . . . . . .         202,923                                            202,923
Deferred tax liability . . . . . . . . . . .                           3,287           5,168 (5)          8,455
Other long-term liabilities. . . . . . . . .             603          11,508                             12,111
Minority interest. . . . . . . . . . . . . .                             689                                689
                                                  ----------       ---------       ---------          ---------
      Total liabilities. . . . . . . . . . .         321,349         188,813          31,570            541,732

Stockholders' equity
Common stock . . . . . . . . . . . . . . . .             163                              75 (3)            304
                                                                                          66 (4)
Additional paid-in capital . . . . . . . . .         123,543                         146,957 (3)        475,564
                                                                                     205,064 (4)
Unallocated ESOT shares. . . . . . . . . . .                                              (8)(4)             (8)
Retained earnings. . . . . . . . . . . . . .          44,792           --            (44,990)(4)           (198)
Foreign exchange translation reserve . . . .                          (1,371)          1,371 (5)          --
Predecessor's partners' capital. . . . . . .                          32,088         (32,088)(5)          --
Accumulated other comprehensive income . . .           1,074                          (1,371)(5)           (297)
                                                  ----------       ---------       ---------          ---------
      Total stockholders' equity . . . . . .         169,572          30,717         275,076            475,365
                                                  ----------       ---------       ---------          ---------
      Total liabilities and
        stockholders' equity . . . . . . . .      $  490,921         219,530         306,646          1,017,097
                                                  ==========       =========       =========          =========

See Notes to Pro Forma Financial Data.

               NOTES TO UNAUDITED PRO FORMA JONES LANG LASALLE
                           COMBINED BALANCE SHEET
                           AS OF DECEMBER 31, 1998

(1) The "Historical" column represents the audited consolidated balance sheet of LaSalle as of December 31, 1998.

(2) The JLW Pro Forma Combined column represents the combination of the JLW companies giving effect to the elimination of intercompany transactions and the Integration, but not the merger of JLW with LaSalle. See the Unaudited Pro Forma JLW Combined Balance Sheet included elsewhere herein.

(3) These adjustments represent the aggregate value of the consideration accounted for as purchase price under APB Opinion No. 16 ($165.3 million, including transaction-related costs of $12.5 million). The value of the aggregate consideration is comprised of $5.7 million in cash and 7,452,181 shares of Jones Lang LaSalle common stock, including 5,961,761 Initial Distribution Shares, 584,716 Indemnification Shares and 905,704 Adjustment Shares (assumed to be issued for purposes of the pro forma financial statements). Management has estimated the fair value of the stock consideration to be $147.0 million. Such estimated fair value was based upon the average stock price of Jones Lang LaSalle common stock for the five-day period that includes the two trading days immediately preceding, the trading day of and the two trading days immediately following the date of substantial completion of negotiations regarding the principal financial terms of the Acquisition (October 9, 1998), discounted at a rate of 20% or $36.8 million for transferability restrictions applicable to such shares.

(4) The adjustment gives effect to the issuance of shares of Jones Lang LaSalle common stock and payment of cash, in accordance with the following table, which are accounted for as compensation expense or deferred compensation in accordance with APB Opinion No. 25 at closing (in thousands, except share data):

                                                  Shares        Value
                                                 ---------     --------

      Deferred compensation:
        Shares subject to forfeiture
         or vesting:
          Current JLW Owners . . . . . . . . .   3,505,598     $124,010
          New JLW Owners . . . . . . . . . . .     574,292       20,316
          ESOT . . . . . . . . . . . . . . . .     424,046       15,001
        ESOT Indemnification shares
          subject to one year vesting. . . . .       3,653          129
        ESOT Shares subject to one
          year vesting . . . . . . . . . . . .      31,557        1,117
                                                 ---------     --------

        Deferred compensation shares . . . . .   4,539,146     $160,573
                                                 =========     ========

                                                  Shares        Value
                                                 ---------     --------
      Compensation expense at closing:
        Non-Restricted Shares:
          New JLW Owners . . . . . . . . . . .     649,341       22,971
          ESOT . . . . . . . . . . . . . . . .     412,424       14,588
        Adjustment Shares:
          New JLW Owners . . . . . . . . . . .      80,405        2,844
        Indemnification Shares:
          New JLW Owners . . . . . . . . . . .      73,296        2,593
          ESOT . . . . . . . . . . . . . . . .      43,862        1,553
                                                 ---------     --------
                                                 1,259,328       44,549
        Cash shares - New JLW Owners . . . . .      14,135          441
                                                 ---------     --------
        Retained earnings. . . . . . . . . . .   1,273,463     $ 44,990
                                                 =========     ========
        Total capital. . . . . . . . . . . . .   5,798,474     $205,122
                                                 =========     ========

      Shares subject to forfeiture are amortized into compensation expense from the date of issuance (i.e. Closing or December 31, 1999) through December 31, 2000. Total ESOT Shares of 1,772,324 include 525,332 shares, assuming the net worth requirements are met, to be allocated from the ESOT at Closing or on December 31, 1999 which are subject to vesting through December 31, 2000. For purposes of the pro forma financial statements, only 424,046 shares are to be issued at Closing. The value of those shares is amortized to compensation expense over the vesting period.

(5) These adjustments give effect to the allocation of the portion of the consideration accounted for as purchase price under APB Opinion No. 16 ($165.3 million, including transaction related costs of $12.5 million), and to identifiable assets and liabilities at their estimated fair values. The excess purchase price of $133.6 million was allocated to goodwill, which is being amortized on a straight-line basis over 40 years based on Management's estimate of its useful life. Management considered a number of factors in estimating the useful life of goodwill, including the substantial operating history of JLW, their global market presence, the significance and duration of their client relationships, the significant barriers to entry into the global real estate professional services business and the uniqueness and geographic diversity of the JLW companies' global infrastructure.

                      UNAUDITED PRO FORMA JONES LANG LASALLE COMBINED STATEMENTS OF EARNINGS
                                           YEAR ENDED DECEMBER 31, 1998
                                       (in thousands, except per share data)
                                                                            Compass
                                                                 ----------------------------         Pro Forma
                                                 Historical      Historical       Acquisition          LaSalle
                                                  LaSalle (1)    Combined (1)     Adjustments          Combined
                                                 ------------    ------------     -----------         ----------
Revenue
  Fee-based services . . . . . . . . . . . . . .  $  298,296          60,077            --              358,373
  Equity in net earnings from
    unconsolidated ventures. . . . . . . . . . .       3,911           --                                 3,911
  Other income . . . . . . . . . . . . . . . . .       2,257           1,308                              3,565
                                                  ----------         -------         -------         ----------
      Total revenue. . . . . . . . . . . . . . .     304,464          61,385                            365,849
Operating expenses
  Compensation and benefits. . . . . . . . . . .     172,982          36,282            --              209,264
  Operating, administrative and other. . . . . .      70,164          20,203            --               90,367
  Merger related and non-recurring charges . . .      10,021           --                                10,021
  Depreciation and amortization. . . . . . . . .      13,455          13,813         (12,627)(4)         20,592
                                                                                       5,951 (6)
                                                  ----------         -------         -------         ----------
      Total operating expenses . . . . . . . . .     266,622          70,298          (6,676)           330,244
                                                  ----------         -------         -------         ----------
      Operating income (loss). . . . . . . . . .      37,842          (8,913)          6,676             35,605
Interest expense . . . . . . . . . . . . . . . .       4,153           5,700          (5,700)(7)         13,290
                                                                                       9,137 (8)
                                                  ----------         -------         -------         ----------
      Net earnings (loss) before provision
        (benefit) for income taxes . . . . . . .      33,689         (14,613)          3,239             22,315
Provision (benefit) for income taxes . . . . . .      13,224          (3,970)           (390)(9)          8,864

Minority interests . . . . . . . . . . . . . . .
                                                  ----------         -------         -------         ----------
      Net earnings (loss). . . . . . . . . . . .  $   20,465         (10,643)          3,629             13,451
                                                  ==========         =======         =======         ==========
Basic earnings (loss) per common share . . . . .  $     1.26                                               0.83
                                                  ==========                                         ==========

Weighted average shares outstanding. . . . . . .  16,215,478                                         16,215,478
                                                  ==========                                         ==========

Diluted earnings (loss) per common share . . . .  $     1.25                                               0.82
                                                  ==========                                         ==========
                                                                                                         (11)
Diluted weighted average shares outstanding. . .  16,387,721                                         16,390,111
                                                  ==========                                         ==========

                      UNAUDITED PRO FORMA JONES LANG LASALLE COMBINED STATEMENTS OF EARNINGS
                                           YEAR ENDED DECEMBER 31, 1998
                                       (in thousands, except per share data)
                                                                             JLW                      Pro Forma
                                                                 ----------------------------         Jones Lang
                                                                 Pro Forma        Acquisition          LaSalle
                                                                 Combined (2)    Adjustments           Combined
                                                                 ------------     -----------         ----------
Revenue
  Fee-based services . . . . . . . . . . . . . . . . . . . .      $  471,961                            830,334
  Equity in net earnings from
    unconsolidated ventures. . . . . . . . . . . . . . . . .           --                                 3,911
  Other income . . . . . . . . . . . . . . . . . . . . . . .          10,515                             14,080
                                                                  ----------            -------        -------
      Total revenue. . . . . . . . . . . . . . . . . . . . .         482,476              --            848,325
Operating expenses
  Compensation and benefits. . . . . . . . . . . . . . . . .         262,998                            472,262
  Operating, administrative and other. . . . . . . . . . . .         161,238                            251,605
  Merger related and non-recurring charges . . . . . . . . .          22,553         130,930 (3)        163,504
  Depreciation and amortization. . . . . . . . . . . . . . .          13,228           3,255 (5)         37,075

                                                                  ----------         -------         ----------
      Total operating expenses . . . . . . . . . . . . . . .         460,017         134,185            924,446
                                                                  ----------         -------         ----------
      Operating income (loss). . . . . . . . . . . . . . . .          22,459        (134,185)           (76,121)
Interest expense . . . . . . . . . . . . . . . . . . . . . .           1,446                             14,736

                                                                  ----------         -------         ----------
      Net earnings (loss) before provision
        (benefit) for income taxes . . . . . . . . . . . . .          21,013       (134,185)            (90,857)
Provision (benefit) for income taxes . . . . . . . . . . . .          15,248            318 (10)         16,850
                                                                                     (7,580)(11)
Minority interests . . . . . . . . . . . . . . . . . . . . .             658                                658
                                                                  ----------         -------         ----------
      Net earnings (loss). . . . . . . . . . . . . . . . . .      $    5,107        (126,923)          (108,365)
                                                                  ==========         =======         ==========
Basic earnings (loss) per common share . . . . . . . . . . .                                         $    (4.47)
                                                                                                     ==========
                                                                                                         (11)
Weighted average shares outstanding. . . . . . . . . . . . .                                         24,225,555
                                                                                                     ==========

Diluted earnings (loss) per common share . . . . . . . . . .                                         $    (4.47)
                                                                                                     ==========
                                                                                                         (11)
Diluted weighted average shares outstanding. . . . . . . . .                                         24,225,555
                                                                                                     ==========

               NOTES TO UNAUDITED PRO FORMA JONES LANG LASALLE
                       COMBINED STATEMENT OF EARNINGS
                    FOR THE YEAR ENDED DECEMBER 31, 1998


(1) The "Historical" columns represent the LaSalle statement of earnings for the year ended December 31, 1998 and the combined unaudited statement of earnings of Compass for the nine months ended September 30, 1998. Historical results of operations of Compass have been included in LaSalle's results of operations since the date of its acquisition.

(2) The JLW Pro Forma Combined column represents the combination of the JLW companies giving effect to the elimination of intercompany transactions and the Integration, but is prior to the merger with LaSalle. See the Unaudited Pro Forma JLW companies Combined Statement of Earnings included elsewhere herein.

(3) The adjustment gives effect to aggregate compensation expense incurred in connection with the merger with JLW attributable to the Non-restricted Shares, Indemnification Shares and Adjustment Shares (assumed to be issued for purposes of the pro forma financial statements) of Jones Lang LaSalle common stock and cash consideration issued or paid to New JLW Owners and ESOT Shares allocated from the ESOT during the pro forma period and the amortization of deferred compensation associated with shares of Jones Lang LaSalle common stock issued to Current JLW Owners and New JLW Owners or allocated from the ESOT during the pro forma period which are subject to forfeiture or vesting provisions.

(4) The adjustment gives effect to the reversal of Compass' historical amortization expense related to goodwill and other intangible assets (i.e., management contracts) resulting from the acquisition of Compass by Lend Lease.

(5) The adjustment gives effect to the amortization of goodwill associated with the combination of the JLW companies with LaSalle over the expected useful life of 40 years. Management considers a number of factors in estimating the useful life of goodwill, including the substantial operating history of JLW, its global market presence, the significance and duration of its client relationships, the significant barriers to entry into the global real estate professional services business and the uniqueness and geographic diversity of the JLW companies' global infrastructure.

(6) The adjustment gives effect to the amortization of intangibles (i.e., management contracts) and goodwill associated with the acquisition of Compass by LaSalle over the expected useful lives of 8 years and 40 years, respectively.

(7) The adjustment gives effect to the elimination of interest expense related to Compass' $102.0 million note payable to its parent which was repaid in connection with the acquisition.

(8) The adjustment gives effect to borrowings on LaSalle's new long-term and existing credit facilities of $180.0 million at an interest rate of LIBOR plus .875% used to fund the acquisition of Compass.

(9) The adjustment gives effect to the provision (benefit) for income taxes based on net earnings before provision for income taxes and the merger related non-recurring charges as though LaSalle and Compass were taxable entities as of January 1, 1998 with an estimated effective tax rate of 39.2%.

(10) The adjustment gives effect to the provision (benefit) for income taxes based on net earnings before provision for income taxes and the merger related non-recurring charges as though Jones Lang LaSalle was a taxable entity as of January 1, 1998 at an effective tax rate of 38.0%.

(11) The adjustment gives effect to the benefit for income taxes associated with the portion of the merger related non-recurring charges which are expected to be deductible for tax purposes.

(12) Basic weighted average shares outstanding give effect to 6,917,959 weighted average Non-restricted Shares and 1,092,118 Adjustment Shares assumed to be issued in connection with the Acquisition.

(13) Diluted weighted average shares outstanding give effect to options on Jones Lang LaSalle common stock issued in connection with the acquisition of Compass.

(14) Diluted weighted average shares outstanding do not give effect to any issuances of Forfeiture Shares Indemnification Shares, unallocated ESOT Shares or options on Jones Lang LaSalle common stock issued in connection with the acquisition of Compass because, due to operating losses, the inclusion of such shares as common stock equivalents would be anti-dilutive.

JLW

     The following Unaudited Pro Forma JLW Combined Financial Statements are derived from the historical financial statements of each of JLW Europe (Jones Lang Wootton (The English Partnership and subsidiaries)), JLW Scotland (Jones Lang Wootton-Scotland and its subsidiary undertaking), JLW Ireland (Jones Lang Wootton-Irish Practice), the JLW Asia Group (JLW Asia Holdings Limited), and the JLW Australasia Companies (the JLW Australasia Group), which historically have had substantially independent ownership structures. The Unaudited Pro Forma JLW Combined Financial Statements have been presented in accordance with US GAAP.

     The Unaudited Pro Forma JLW Combined Statements of Earnings for the year ended December 31, 1998 gives effect to the Integration as if it had occurred on January 1, 1998. The Unaudited Pro Forma JLW Combined Balance Sheet as of December 31, 1998 combines the historical unaudited combined statements of each of the JLW companies as if the Integration had occurred on that date after giving effect to pro forma adjustments described in the accompanying notes. The Unaudited Pro Forma JLW Combined Financial Statements should be read in conjunction with the historical financial statements of each of the JLW companies and the notes thereto included elsewhere herein. In addition, the Unaudited Pro Forma JLW Combined Financial Statements, after taking into consideration the combination and integration adjustments, were utilized in preparing the Unaudited Pro Forma Combined Financial Statements of Jones Lang LaSalle.

     The pro forma adjustments are based upon available information and certain assumptions that the Management of JLW believe are reasonable under the circumstances. These pro forma statements may not be indicative of the results of operations that actually would have occurred if the Integration had been consummated on the date indicated and do not purport to represent the future financial position or results of operations of the JLW companies.

                                  UNAUDITED PRO FORMA JLW COMBINED BALANCE SHEET
                                              AS OF DECEMBER 31, 1998
                                                  (in thousands)
                                              Historical JLW (1)                           Combination
                         --------------------------------------------------------------        and       Pro Forma
                                    Austral-                                               Integration      JLW
                          Europe     asia        Asia     Scotland   Ireland    Total      Adjustments   Combined
                         --------   --------   --------   --------   --------  --------    -----------   ---------
Assets
Current assets:
  Cash and cash
    equivalents. . . .    24,097      2,097      4,815      3,499      3,054     37,562      5,820 (2)      5,820
                                                                                           (37,562)(4)
  Trade receivables,
    net. . . . . . . .    85,543     14,048     14,973      3,063      1,827    119,454     (1,439)(2)    114,233
                                                                                            (3,782)(3)
  Other receivables. .    17,661      2,525      9,835        187      --        30,208      1,040 (2)     31,248
  Prepaid expenses . .     4,940        243        408        278        395      6,264        369 (2)      6,633
  Deferred tax
    benefit. . . . . .     1,471         97      --         --         --         1,568                     1,568
                        --------   --------   --------   --------   --------   --------    -------        -------
    Total current
      assets . . . . .   133,712     19,010     30,031      7,027      5,276    195,056    (35,554)       159,502
Property and
  equipment, at
  cost, less
  accumulated
  depreciation . . . .    23,695      2,311      5,096      1,047        973     33,122        995 (2)     34,117
Intangibles
  resulting
  from business
  acquisitions,
  net of amortiza-
  tion . . . . . . . .     3,983      --         --         --         --         3,983                     3,983
Investments in
  real estate
  ventures . . . . . .       460        601        428      --         --         1,489       (505)(2)        984
Long-term
  receivables, net . .     6,104      --         --         --         --         6,104                     6,104
Deferred tax assets. .     1,789      1,968      --         --         --         3,757                     3,757
Prepaid pension asset.     8,451      --         --         --         --         8,451                     8,451
Other assets, net. . .     1,131      --         --         --         1,138      2,269        363 (2)      2,632
                        --------   --------   --------   --------   --------   --------    -------        -------
    Total assets . . .   179,325     23,890     35,555      8,074      7,387    254,231    (34,701)       219,530
                        ========   ========   ========   ========   ========   ========    =======        =======




                                 UNAUDITED PRO FORMA JLW BALANCE SHEET - CONTINUED



                                              Historical JLW (1)                           Combination
                         --------------------------------------------------------------        and       Pro Forma
                                    Austral-                                               Integration      JLW
                          Europe     asia        Asia     Scotland   Ireland    Total      Adjustments   Combined
                         --------   --------   --------   --------   --------  --------    -----------   ---------
Liabilities
Current liabilities:
  Accounts payable
    and accrued
    liabilities. . . .    65,412      9,663      3,141        875      1,888     80,979      4,621 (2)     96,860
                                                                                            (3,449)(3)
                                                                                            14,709 (4)
  Accrued compen-
    sation . . . . . .     --         --         --         --         --         --           620 (4)        620
  Taxation . . . . . .     5,740      1,795      1,352      --         --         8,887        477 (2)      9,364
  Other liabilities. .    25,026      4,460     17,192        759      --        47,437        459 (2)     52,393
                                                                                             4,497 (4)
  Borrowings . . . . .    11,170      --         1,960         68        894     14,092      4,497 (4)     14,092
                        --------   --------   --------   --------   --------   --------    -------        -------
    Total current
      liabilities. . .   107,348     15,918     23,645      1,702      2,782    151,395     21,934        173,329
Deferred tax
  liability. . . . . .     2,620         86        198      --           364      3,268         19 (2)      3,287
Other long-term
  liabilities. . . . .     6,177      1,508      3,339      --           121     11,145        363 (2)     11,508
Minority interest. . .     1,990      --         --         --         --         1,990     (1,301)(3)        689
                        --------   --------   --------   --------   --------   --------    -------        -------
    Total liabilities.   118,135     17,512     27,182      1,702      3,267    167,798     21,015        188,813
Partners' Capital
  JLW predecessor
    capital. . . . . .    61,157      7,693      8,373      6,343      4,288     87,854         34 (2)     32,088
                                                                                               968 (3)
                                                                                           (56,768)(4)
  JLW foreign
    exchange trans-
    lation reserve . .        33     (1,315)     --            29       (168)    (1,421)        50 (2)     (1,371)
                        --------   --------   --------   --------   --------   --------    -------        -------
    Total stock-
      holders' equity/
      partners'
      capital. . . . .    61,190      6,378      8,373      6,372      4,120     86,433    (55,716)        30,717
                        --------   --------   --------   --------   --------   --------    -------        -------
    Total liabilities
      and partners'
      capital. . . . .   179,325     23,890     35,555      8,074      7,387    254,231    (34,701)       219,530
                        ========   ========   ========   ========   ========   ========    =======        =======

                      NOTES TO UNAUDITED PRO FORMA JLW
                           COMBINED BALANCE SHEET
                           AS OF DECEMBER 31, 1998


(1) Represents the consolidated or combined balance sheets of each of the JLW companies as of December 31, 1998.

(2) These adjustments give effect to the gross assets and liabilities of certain businesses which will be wholly-owned on a combined basis subsequent to the Integration, which were historically accounted for under either the equity or cost method of accounting.

(3) These adjustments give effect to the elimination of intercompany balances by and among each of the groups.

(4) These adjustments give effect to accrued compensation and partner distributions which will be paid prior to the closing, and the reclassification of cash overdrafts to current liabilities which result from such pro forma payments.

                              UNAUDITED PRO FORMA JLW COMBINED STATEMENT OF EARNINGS
                                              AS OF DECEMBER 31, 1998
                                                  (in thousands)


                                              Historical JLW (1)                           Combination
                         --------------------------------------------------------------        and       Pro Forma
                                    Austral-                                               Integration     JLW
                          Europe     asia        Asia     Scotland   Ireland    Total      Adjustments   Combined
                         --------   --------   --------   --------   --------  --------    -----------   ---------

Revenues:
  Fee-based services .  $320,312     56,093     58,912      9,873     12,107    457,297     14,664 (2)    471,961
  Interest income. . .     2,619         41         97        207         56      3,020        616 (2)      3,636
  Other income . . . .     5,569      2,136      2,259         96      --        10,060        270 (2)      6,899
                                                                                            (3,451)(3)
                        --------   --------   --------   --------   --------   --------    -------        -------
    Total revenue. . .   328,500     58,270     61,268     10,176     12,163    470,377     12,099        482,476

Operating expenses
  Compensation and
    benefits . . . . .   160,613     22,475     32,593      2,874      3,303    221,858      3,700 (2)    262,998
                                                                                            37,440 (4)
  Operating, adminis-
    trative and
    other. . . . . . .    99,951     27,170     19,625      2,064      1,703    150,513     10,766 (2)    161,238
                                                                                               (41)(3)
  Merger related
    non-recurring
    charges (6). . . .    12,345      2,660      7,080        326      1,073     23,484       (931)(3)     22,553
  Depreciation and
    amortization . . .     9,275        892      1,899        295        329     12,690        538 (2)     13,228
                        --------   --------   --------   --------   --------   --------    -------        -------

    Total operating
      expenses . . . .   282,184     53,197     61,197      5,559      6,408    408,545     51,472        460,017
                        --------   --------   --------   --------   --------   --------    -------        -------

    Operating income .    46,316      5,073         71      4,617      5,755     61,832    (39,373)        22,459
Interest expense . . .       946         97        226          8         43      1,320        126 (2)      1,446
                        --------   --------   --------   --------   --------   --------    -------        -------




                        UNAUDITED PRO FORMA JLW COMBINED STATEMENT OF EARNINGS - CONTINUED
                                              AS OF DECEMBER 31, 1998
                                                  (in thousands)



                                              Historical JLW (1)                           Combination
                         --------------------------------------------------------------        and       Pro Forma
                                    Austral-                                               Integration      JLW
                          Europe     asia        Asia     Scotland   Ireland    Total      Adjustments   Combined
                         --------   --------   --------   --------   --------  --------    -----------   ---------

    Earnings (loss)
      before provision
      (benefit) for
      income taxes . .    45,370      4,976       (155)     4,609      5,712     60,512    (39,499)        21,013

Provision (benefit)
  for income taxes . .     6,230      2,585      1,204        (61)        77     10,035        482 (2)     15,248
                                                                                             4,731 (5)
Minority interest. . .     1,090      --         --         --         --         1,090      (432) (2)        658
                        --------    -------    -------    -------    -------    -------   -------         -------
    Net earnings
      (loss) . . . . .  $ 38,050      2,391     (1,359)     4,670      5,635     49,387   (44,280)          5,107
                        ========    =======    =======    =======    =======    =======   =======         =======
















                      NOTES TO UNAUDITED PRO FORMA JLW
                       COMBINED STATEMENT OF EARNINGS
                    FOR THE YEAR ENDED DECEMBER 31, 1998


(1) Represents the consolidated or combined statement of earnings of each of the JLW companies for the year ended December 31, 1998.

(2) These adjustments give effect to the gross revenue and expenses of certain businesses which will be wholly-owned on a combined basis subsequent to the Integration, which were historically accounted for under either the cost or equity method of accounting.

(3) These adjustments give effect to the elimination of intercompany activity by and among each of the groups.

(4) The adjustment gives effect to new market-based compensation packages which will be implemented in accordance with the Integration and merger with LaSalle. These packages are represented by agreements with certain senior executives that previously received their compensation in the form of profits distributions and/or dividends and provide for a base salary and discretionary bonus based on individual and company performance. Included in the pro forma adjustment is approximately $16.3 million and $21.2 million, respectively, for salary and target bonuses under the new agreements.

(5) The adjustment gives effect to the provision for income taxes as though the JLW companies were taxable entities as of January 1, 1998 with an estimated effective tax rate of 35.0%.

(6) Represents the costs incurred by the JLW companies related to the Integration and the merger with LaSalle.

      (c)   EXHIBITS

            A list of exhibits is set forth on the Exhibit Index which immediately precedes the exhibits and which is incorporated by reference herein.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JONES LANG LASALLE INCORPORATED


Date:  March 24, 1999   By:   /s/ WILLIAM E. SULLIVAN
                              ----------------------------
                              William E. Sullivan
                              Executive Vice President and
                              Chief Financial Officer

                                EXHIBIT INDEX

EXHIBIT
NO.         DESCRIPTION OF EXHIBIT
-------     ----------------------
2.1 Purchase and Sale Agreement, dated as of October 21, 1998, as amended, with respect to the acquisition by LaSalle Partners of the JLW Parent Companies operating in Europe and the U.S.A. (the "Europe/USA Agreement") (incorporated by reference to Exhibit 10.1 to the Current Report of the Company, dated October 22, 1998 (filed December 9, 1998)).

2.2 Purchase and Sale Agreement, dated as of October 21, 1998, as amended, with respect to the acquisition by LaSalle Partners of the JLW Parent Companies operating in Australia and New Zealand (the "Australasia Agreement") (incorporated by reference to Exhibit 10.2 to the Current Report of the Company, dated October 22, 1998 (filed December 9, 1998)).

2.3 Purchase and Sale Agreement, dated as of October 21, 1998, as amended, with respect to the acquisition by LaSalle Partners of the JLW Parent Companies operating in Asia (the "Asia Agreement") (incorporated by reference to Exhibit 10.3 to the Current Report of the Company, dated October 22, 1998 (filed December 9, 1998)).

2.4 Form of Purchase and Sale Joinder Agreement, dated as of October 21, 1998, by and among LaSalle Partners and each of the shareholders selling equity interests in the JLW Parent Companies under the Europe/USA Agreement (incorporated by reference to Exhibit 10.4 to the Current Report of the Company, dated October 22, 1998 (filed December 9,
1998)).

2.5 Form of Purchase and Sale Joinder Agreement, dated as of October 21, 1998, by and among LaSalle Partners and each of the shareholders selling equity interests in the JLW Parent Companies under the Australasia Agreement (incorporated by reference to Exhibit 10.5 to the Current Report of the Company, dated October 22, 1998 (filed December 9,
1998)).

2.6 Form of Purchase and Sale Joinder Agreement, dated as of October 21, 1998, by and among LaSalle Partners and each of the shareholders selling equity interests in the JLW Parent Companies under the Asia Agreement (incorporated by reference to Exhibit 10.6 to the Current Report of the Company, dated October 22, 1998 (filed December 9, 1998)).

2.7 Form of Indemnity and Escrow Agreement, dated as of October 21, 1998, by and among LaSalle Partners, certain subsidiaries of LaSalle Partners and each of the shareholders selling equity interests in the JLW Parent Companies under the Europe/USA Agreement, the Australasia Agreement and the Asia Agreement (incorporated by reference to Exhibit 10.7 to the Current Report of the Company, dated October 22, 1998 (filed December 9,
1998)).

2.8 Form of Stockholder Agreement, dated as of October 21, 1998, by and among LaSalle Partners and each of the persons receiving shares of LaSalle Partners common stock under the Europe/USA Agreement, the Australasia Agreement and the Asia Agreement (incorporated by reference to Exhibit 10.8 to the Current Report of the Company, dated October 22, 1998 (filed December 9, 1998)).

EXHIBIT
NO.         DESCRIPTION OF EXHIBIT
-------     ----------------------

2.9 Form of Stockholder Agreement, dated as of October 21, 1998, by and among LaSalle Partners and each of the partners of DEL-LPL Limited Partnership and DEL-LPAML Limited Partnership who is an employee of LaSalle Partners and who will be receiving shares of LaSalle Partners Common Stock in connection with the dissolution of DEL-LPL Limited Partnership and DEL-LPAML Limited Partnership (incorporated by reference to Exhibit 10.9 to the Current Report of the Company, dated October 22, 1998 (filed December 9,
1998)).

2.10 Letter Agreement, dated as of March 1, 1999, by and among LaSalle Partners, the Sellers' Representatives and Shareholders'
Representatives.

2.11 Letter Agreement, dated as of February 28, 1999, by and among LaSalle Partners, the Sellers' Representative and the Shareholders' Representatives.

2.12 Trust Agreement, dated as of March 9, 1999, by and among LaSalle Partners Incorporated, Harris Trust and Savings Bank and the Persons Named as Shareholder Representatives on the Signature Pages Thereto.

4.1         Articles of Amendment and Restatement of LaSalle Partners
Incorporated.

4.2         Amended and Restated Bylaws of Jones Lang LaSalle Incorporated.

4.3 Form of certificate representing shares of Jones Lang LaSalle Incorporated common stock.

23.1 Consent of Deloitte & Touche, independent auditors (with respect to Jones Lang Wootton (the English Partnership and Subsidiaries)).

23.2 Consent of Deloitte & Touche, independent auditors (with respect to Jones Lang Wootton - Irish Practice).

23.3 Consent of Ernst & Young, independent auditors (with respect to Jones Lang Wootton - Scotland).

23.4 Consent of KPMG, independent auditors (with respect to JLW Asia Holdings Limited and subsidiaries).

23.5 Consent of Coopers & Lybrand, independent auditors (with respect to JLW Property Consultants Pte Ltd.).

23.6 Consent of Ernst & Young, independent auditors (with respect to JLW Australia Group).